UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

11766 Wilshire Boulevard, Suite 1580 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip code)

Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1580

Los Angeles, CA 90025

(Name and address of agent for service)

registrant’s telephone number, including area code: (310) 966-8900

Date of fiscal year end: March 31

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

ULTRA SHORT BOND FUND

LOW DURATION BOND FUND

INTERMEDIATE BOND FUND

TOTAL RETURN BOND FUND

HIGH YIELD BOND FUND

STRATEGIC INCOME FUND

ALPHATRAK 500 FUND

SEMI-ANNUAL REPORT

(UNAUDITED)

September 30, 2007

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We are pleased to provide the following September 30, 2007 Semi-Annual Report for the Metropolitan West Funds. Thank you for your continued investment with us. With the beginning of the second quarter of 2007, we moved into the second decade of managing the Total Return and Low Duration Funds, and in the middle part of 2007 celebrated the 5-Year Anniversaries of the Intermediate and High Yield Funds. Participation in the Funds grew to more than $6.5 billion at September month-end, with the combined share classes of the flagship Total Return Fund approaching $4 billion in assets. To longstanding participants in the Funds and newer investors alike, we are grateful for the confidence you have placed in our team to manage your assets, and look forward to serving your investment needs well into the future.

As of September 30, 2007, the Metropolitan West Funds continued to maintain six strategies in dual share classes rooted in and spanning the fixed income marketplace. A seventh single share class strategy, the AlphaTrak 500 Fund, is dedicated to delivering enhanced equity index returns, while utilizing fixed income management strategies. Those seven strategies include:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	(MWATX)

Economic Review and Market Environment

Fearing spillover of housing woes into the broad economy, the Fed surprised the capital markets on September 18 with a 50 basis point cut to the Fed Funds rate. While most had come to expect the Fed would ease, it was widely thought that it would step in with 25 basis points, especially since less than 15 months had lapsed since the Fed finished its march from 1% to 5.25%. Furthermore, Federal Reserve officials had spent the better part of the period since that last hike dispensing fairly hawkish rhetoric on inflation. Fragile capital markets that suppressed even routine risk-taking, combined with a particularly weak August Nonfarm Payrolls report provided the Fed sufficient cover to sidestep accusations of investor bailout and accompanying moral hazard concerns. While the equity and credit markets initially cheered the action, the reaction of the Treasury market in the days after the cut signaled some wariness of a policy error, as rates ticked higher. From an economic perspective, it was too soon to gauge the effectiveness of the cut in bolstering certain fundamentals laid low by the continuing pullback in housing.

Clearly, the economy did exhibit some indication of the slowing that might have been expected as a lagged effect of Fed tightening between 2004 and 2006, with year-over-year GDP economic growth through June at a less-than-muscular 1.9%. Notwithstanding the aforementioned tapering of new job additions and deceleration in the pace of economic expansion, there was data to suggest that the flexibility of the Fed has its limits. While job creation has stalled, unemployment remains near the low for the cycle at 4.7% and capacity utilization remains over 82%, suggesting no abundance of slack. Additionally, even though inflation, as measured by the Core PCE Deflator, wound down to below 2% year-over-year for the past three reporting months, crude oil hurdled $80 per barrel, as gold reached $750 an ounce and the dollar weakened against developed and emerging market currencies alike.

The most convincing evidence of a turn, however, came from the capital markets. Accumulating news of mortgage lender closings, and homeowner delinquencies and foreclosures led to waning confidence in the massive financial engine that had been fired up in support of an industry that saw U.S. homeownership go from 63% to 69% in a matter of a few years. After the closure of two Bear Stearns asset-backed hedge funds in late June, a steady stream of bad news kept the risk markets in retreat. The market for securities backed by subprime loans, and in particular, the lower quality components of those structures, dried up, sending pricing plummeting and making valuation difficult. The loss of confidence in the subprime market quickly spread to other sectors, including the commercial paper (CP) markets, which were roiled in August when Countrywide announced they were unable to refinance their asset-backed CP program. As demand for subprime bonds dwindled, collateral integrity increasingly came under suspicion, and banks worried about taking programs onto their balance sheets. CP investors became unwilling to lend, pushing yields close to 6.5%, when typically they trade closer to Fed Funds, which at the time was 5.25%.

Fixed income market returns over the past six months exhibited heightened volatility, as diversified indexes holding corporate, high yield, mortgage- or asset-backed issues have lagged theTreasury-focused benchmarks. While the Treasury market returned 3.4% in the past six months and Treasury Inflation-Protected Securities (TIPS) grew 3.8%, corporate bonds advanced 1% and high yield gained 0.6% (as high yield bank loans just broke even). In the structured product markets, mortgage-backed issues returned 2.7% and asset-backed issues gained 1.6%. The home equity ABS area (where subprime resides) lost 0.6%.

The Market Ahead

Manager expectations remain for a continuation of broad-based economic deleveraging, caused by excessive borrowing – consumer and corporate – fueled by an overextended period of cheap capital (2001 – 2004), its associated misallocation (housing bubble) and subsequent removal by the Fed (2004 – 2006). We expect that economic headwinds will continue while markets endure choppiness until excesses are sufficiently worked off. As a result, continued below trend growth is the Manager’s base case economic outlook for at least the remainder of 2007 and the first half of 2008, although the risks of outright recession are higher now. Slackening demand caused by a slowing economy will likely keep inflation contained. Interest rates near 4% at the short end and 4.75% at the long end are reasonably close to fair value. With expectations for a slowing pace of growth, positioning across the Funds will remain defensive yet vigilant for emerging opportunities on expectations for continued market volatility.

Portfolio durations remain near-neutral to benchmark levels, while structure is still designed to profit from a steeper yield curve. In general, corporate bonds do not provide adequate compensation given the risks of a slowing economy. Therefore, portfolio holdings will be focused on shorter maturities of higher quality issuers, with strong covenants and solid asset protection. Individual names and specific corporate sectors that have been in the headlines yet remain fundamentally solid are beginning to appear attractive. In the mortgage- and asset-backed markets, any additions will be focused in modest duration, high quality, well-structured securities from longstanding issuers. These issues should bear little credit risk, but in the current environment we believe offer significant yield premiums which are attractive for investors in all of the Funds strategies.

Data sources for the discussion above include Bloomberg, Lehman Brothers, and Merrill Lynch.

Fund Results

The performance data quoted represents past performance and does not guarantee future results. The returns shown do not take into account taxes on fund distributions or redemption of fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The net expense ratio reflects a contractual agreement by the Adviser to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses for the current fiscal year.The Adviser voluntarily extended the agreement for the current fiscal year and expects to renew contractual expense limitation each year in May. Without fee waivers, returns would have been lower. For additional expense ratio information, please refer to the Financial Highlights section of the report.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through September 30, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	1.01%	3.71%	3.73%	—	—	4.44%
Merrill Lynch 1-Year US Treasury Index	3.03%	5.49%	3.64%	—	—	2.85%
MWUIX (Inception: July 31, 2004)	1.09%	3.67%	3.89%	—	—	3.81%
Merrill Lynch 1-Year US Treasury Index	3.03%	5.49%	3.64%	—	—	3.53%

For MWUSX the total expense ratio is 0.57% and the net expense ratio is 0.50%. For MWUIX the total expense ratio is 0.40% and the net expense ratio is 0.34%.

Management Discussion of Ultra Short Bond Fund Performance

The Ultra Short Fund lagged over both six and 12 months, as the 100% Treasury weighting of the benchmark was not replicated by the Fund. As a result, increased yield premiums in the spread sectors resulted in short-term underperformance as the Treasury index rallied. Positioning of portfolio maturities in anticipation of yield curve steepening was modestly additive, given increased market expectations over the past six months that the Fed would ease, bringing down yields at the front end of the curve. Additionally, the increase in liquidity premiums to yields across mortgage-and asset-backed issues over the summer delivered slight underperformance at the security level.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX)

	Performance Through September 30, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	1.24%	5.03%	4.40%	4.74%	5.01%	5.24%
Merrill Lynch 1-3 Year US Treasury Index	3.40%	5.80%	3.49%	2.82%	4.68%	4.86%
MWLIX (Inception: March 31, 2000)	1.44%	5.34%	4.63%	4.96%	—	4.70%
Merrill Lynch 1-3 Year US Treasury Index	3.40%	5.80%	3.49%	2.82%	—	4.51%

For MWLDX the total expense ratio is 0.60% and the net expense ratio is 0.58%. For MWLIX the total expense ratio is 0.41% and the net expense ratio is 0.39%.

Management Discussion of Low Duration Bond Fund Performance

The Low Duration Fund lagged over both six and 12 months, as the 100% Treasury weighting of the benchmark was not replicated by the Fund. As a result, increased yield premiums in the spread sectors resulted in short-term underperformance as the Treasury index rallied. Positioning of portfolio maturities in anticipation of yield curve steepening was modestly additive, given increased market expectations over the past six months that the Fed would ease, bringing down yields at the front end of the curve. Additionally, the increase in liquidity premiums to yields across mortgage-and asset-backed issues over the summer delivered slight underperformance at the security level.

Metropolitan West Intermediate Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through September 30, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.96%	4.99%	3.74%	—	—	4.08%
Lehman Bros. Intermediate Gov’t. Credit Index	2.73%	5.44%	3.47%	—	—	3.07%
MWIIX (Inception: June 28, 2002)	2.07%	5.31%	3.96%	5.72%	—	6.42%
Lehman Bros. Intermediate Gov’t. Credit Index	2.73%	5.44%	3.47%	3.81%	—	4.51%

For MWIMX the total expense ratio is 0.82% and the net expense ratio is 0.65%. For MWIIX the total expense ratio is 0.61% and the net expense ratio is 0.44%.

Management Discussion of Intermediate Bond Fund Performance

The Intermediate Fund trailed over both six and 12 months, as the heavy Government weighting (near 60%) in the benchmark was not matched by the Fund. Positioning of portfolio maturities in anticipation of yield curve steepening was additive, given increased market expectations over the past six months that the Fed would ease, bringing down yields at the front end of the curve. Additionally, the increase in liquidity premiums to yields across mortgage- and asset-backed issues over the summer delivered slight underperformance at the security level.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX)

	Performance Through September 30, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.38%	7.09%	5.52%	7.54%	6.65%	7.08%
Lehman Brothers Aggregate Index	2.31%	5.13%	3.86%	4.13%	5.96%	6.37%
MWTIX (Inception: March 31, 2000)	2.48%	7.32%	5.74%	7.79%	—	6.72%
Lehman Brothers Aggregate Index	2.31%	5.13%	3.86%	4.13%	—	6.23%

For MWTRX the total expense ratio is 0.66% and the net expense ratio is 0.65%. For MWTIX the total expense ratio is 0.45% and the net expense ratio is 0.44%.

Management Discussion of Total Return Bond Fund Performance

For the six months, the combination of portfolio strategies was modestly positive for the Fund. The benchmark-relative overweight to Government issues benefited performance, particularly in the third quarter, as increased risk premiums caused the non-Treasury sectors to lag. Positioning of portfolio maturities in anticipation of yield curve steepening was additive, given increased market expectations over the past six months that the Fed would ease, bringing down yields at the front end of the curve. Over the past 12 months, contributions from security selection in late 2006 and early 2007 drove the considerable outperformance versus the benchmark.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through September 30, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	1.07%	6.81%	6.71%	12.73%	—	12.73%
Lehman HY 2% Issuer Cap Index	0.56%	7.60%	7.14%	12.37%	—	12.37%
Lehman High Yield Index	0.56%	7.55%	7.45%	12.65%	—	12.65%
MWHIX (Inception: March 31, 2003)	1.20%	7.07%	6.95%	—	—	10.21%
Lehman HY 2% Issuer Cap Index	0.56%	7.60%	7.14%	—	—	10.48%
Lehman High Yield Index	0.56%	7.55%	7.45%	—	—	10.69%

For MWHYX the total expense ratio is 1.05% and the net expense ratio is 0.80%. For MWHIX the total expense ratio is 0.81% and the net expense ratio is 0.55%.

Management Discussion of High Yield Bond Fund Performance

In high yield, the summer’s volatility affected down-quality cohorts more adversely, with BB-rated issues posting a 1.3% gain, while CCCs lost 2.1%, and C-Ds fell nearly 12% for the quarter. Testifying, however, to the strength of early 2007 risk appetites, BBs have been outperformed on a year-to-date basis by all of the sub-BB breakdowns (a condition that has persisted – and somewhat intensified – into the early fourth quarter). A high yield industry assessment discloses much in guiding us to the epicenter of market tremors: Home Construction, battling moribund sales for new homes and soaring inventories, fell 13% during the quarter, while Building Materials lost 5.1% and Brokerage lost 4.3%. On the positive side of the ledger, Energy returned more than 2% on the quarter as oil prices remained high. Bank loan performance surprised investors by trailing the broad high yield market. After lagging the returns of more speculative grade credits through the long tightening in high yield spreads, expectations were that bank loans would recapture relative return as markets softened. Technicals unfortunately overwhelmed the relative safety of bank loans as the financial market deleveraging (most notably, in the collateralized loan obligation (CLO) market) meant unexpected price pressure on the higher quality, more liquid segments of the market. Consequently, leveraged loans skidded 3.7% in July alone, the worst month in the 10-year history of the Lehman-tracked component of the high yield market. Even a best-ever monthly mark of 2.1% in September for bank loans lagged a rallying high yield return of 2.6%. So, when the quarter came to a close, bank loans lagged the high yield market by 160 basis points, confounding any defensive strategy comprised of an emphasis in bank loans.

Performance results have been mixed for the HighYield Fund versus the benchmark over the six- and 12-month periods, as the defensive strategies described have not been evenly rewarded to date. This has been due largely to what was first a buoyant market in early 2007, which rallied the lower quality eschewed by the manager, and later as sharply higher liquidity premiums disproportionately affected higher quality issues as the market began de-leveraging over the summer. Expectations are that these conditions will undergo reversal as the credit cycle continues to age, to the benefit of more defensive credits.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through September 30, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	(0.55)%	2.10%	3.69%	—	—	6.69%
Merrill Lynch 3-Month US Treasury	3.65%	7.30%	6.18%	—	—	5.27%
Index + 2%
MWSIX (Inception: March 31, 2004)	(0.42)%	2.35%	3.95%	—	—	3.89%
Merrill Lynch 3-Month US Treasury	3.65%	7.30%	6.18%	—	—	5.75%
Index + 2%

For MWSTX the total expense ratio is 1.70%. For MWSIX the total expense ratio is 1.63%.

Management Discussion of Strategic Income Fund Performance

Despite defensive positioning via higher average quality and an emphasis in bank loans, the Fund trailed the index over both six and 12 months, as the 100% Treasury weighting of the benchmark was not replicated by the Fund. Most significantly driving the underperformance was the evaporation of liquidity, particularly in August, which put price pressure that was unprecedented on bank loans and unexpected on stable, short-term, AAA-rated cash flow structures.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through September 30, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	7.18%	15.84%	13.38%	17.06%	—	5.43%
Standard & Poor’s 500 Equity Index	8.44%	16.43%	13.07%	15.41%	—	4.87%

For MWATX the total expense ratio is 0.73%.

Management Discussion of AlphaTrak 500 Fund Performance

The AlphaTrak 500 lagged over both six and 12 months, as the nondiversified composition of the benchmark was not replicated by the Fund. As a result, increased yield premiums in the spread sectors resulted in short-term underperformance as the Treasury index rallied. Positioning of portfolio maturities in anticipation of yield curve steepening was modestly additive, given increased market expectations over the past six months that the Fed would ease, bringing down yields at the front end of the curve. Additionally, the increase in liquidity premiums to yields across mortgage-and asset-backed issues over the summer delivered slight underperformance at the security level.

A Consistent Long-Term Value Orientation

In closing, MWAM remains committed to a philosophy rooted in value with a long-term perspective. As such, the investment team continues to target consistent outperformance of the Funds’ benchmarks over a market cycle by diversifying the sources of value-added in the portfolios. Those value-added strategies include: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment milestones.

Sincerely,

Scott Dubchansky

President and Trustee

U.S.Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. The AlphaTrak 500 Fund trades futures and derivative contracts. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of September 2007, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

While the information in this discussion was gathered from sources deemed to be reliable, the funds cannot guarantee the accuracy of the information.

Funds are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406. To be preceded or accompanied by a prospectus.

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Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2007 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/07	Ending Account Value 09/30/07	Expense Ratio[1]	Expenses Paid During Period[2]
Ultra Short Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,010.10	0.50%	$2.51
Class I	$1,000.00	$1,010.90	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.50	0.80%	$2.53
Class I	$1,000.00	$1,023.30	0.34%	$1.72

Low Duration Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,012.40	0.58%	$2.92
Class I	$1,000.00	$1,014.40	0.39%	$1.96
Hypothetical 5% Return
Class M	$1,000.00	$1,022.10	0.58%	$2.93
Class I	$1,000.00	$1,023.05	0.39%	$1.97

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

	Beginning Account Value 04/01/07	Ending Account Value 09/30/07	Expense Ratio[1]	Expenses Paid During Period[2]
Intermediate Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,019.60	0.65%	$3.27
Class I	$1,000.00	$1,020.70	0.44%	$2.22
Hypothetical 5% Return
Class M	$1,000.00	$1,021.76	0.65%	$3.28
Class I	$1,000.00	$1,022.81	0.44%	$2.22

Total Return Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,023.80	0.65%	$3.29
Class I	$1,000.00	$1,024.80	0.44%	$2.23
Hypothetical 5% Return
Class M	$1,000.00	$1,021.75	0.65%	$3.29
Class I	$1,000.00	$1,022.80	0.44%	$2.23

High Yield Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,010.70	0.80%	$4.03
Class I	$1,000.00	$1,012.00	0.55%	$2.76
Hypothetical 5% Return
Class M	$1,000.00	$1,021.00	0.80%	$4.05
Class I	$1,000.00	$1,022.25	0.55%	$2.78

Strategic Income Fund
Actual Fund Return
Class M	$1,000.00	$994.50	1.96%	$9.77
Class I	$1,000.00	$995.80	1.74%	$8.68
Hypothetical 5% Return
Class M	$1,000.00	$1,015.20	1.96%	$9.87
Class I	$1,000.00	$1,016.30	1.74%	$8.77

AlphaTrak 500 Fund
Actual Fund Return	$1,000.00	$1,071.80	0.14%	$0.75
Hypothetical 5% Return	$1,000.00	$1,024.28	0.14%	$0.73

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2007 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’ net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

Ultra Short Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Non-Agency Mortgage-Backed	28.61%	Agency	24.98%	0 to 1 years	24.65%
U.S. Agency Mortgage-Backed	24.81%	AAA	58.54%	1 year to 3 years	47.21%
Asset-Backed Securities	22.28%	AA	9.33%	3 years to 5 years	24.68%
Other	11.39%	A	4.49%	5 years to 10 years	3.21%
Commercial Mortgage-Backed	8.59%	BBB	1.29%	10 years to 20 years	0.25%
Corporate Bonds	4.09%	BB or below	1.37%	20 years +	0.00%

U.S. Agency Discount Notes	0.16%	Total	100.00%	Total	100.00%

Money Market RIC	0.07%

Total	100.00%

Low Duration Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Corporate Bonds	20.32%	U.S. Treasury	0.22%	0 to 1 years	26.22%
Asset-Backed Securities	18.58%	Agency	23.23%	1 year to 3 years	40.61%
Non-Agency Mortgage-Backed	18.41%	AAA	35.65%	3 years to 5 years	24.47%
U.S. Agency Mortgage-Backed	13.09%	AA	21.99%	5 years to 10 years	8.03%
Other	10.38%	A	6.02%	10 years to 20 years	0.60%
U.S. Agency Securities	9.87%	BBB	8.18%	20 years +	0.07%

Money Market RIC	6.94%	BB or below	4.71%	Total	100.00%

U.S. Treasury Securities	1.34%	Total	100.00%

Commercial Mortgage-Backed	0.77%
Preferred Stock	0.16%
U.S. Agency Discount Notes	0.14%

Total	100.00%

Intermediate Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
U.S. Treasury Securities	28.74%	U.S. Treasury	28.59%	0 to 1 years	13.76%
Corporate Bonds	20.64%	Agency	15.71%	1 year to 3 years	15.79%
U.S. Agency Mortgage-Backed	14.96%	AAA	27.25%	3 years to 5 years	42.19%
Non-Agency Mortgage-Backed	11.49%	AA	10.51%	5 years to 10 years	27.44%
Asset-Backed Securities	10.74%	A	5.74%	10 years to 20 years	1.17%
Commercial Mortgage-Backed	5.89%	BBB	8.31%	20 years +	(0.35)%

Money Market RIC	3.50%	BB or below	3.89%	Total	100.00%

Other	3.34%	Total	100.00%

U.S. Agency Discount Notes	0.70%

Total	100.00%

Total Return Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
U.S. Treasury Securities	39.71%	U.S. Treasury	39.76%	0 to 1 years	9.81%
Corporate Bonds	15.95%	Agency	12.94%	1 year to 3 years	10.90%
U.S. Agency Mortgage-Backed	12.11%	AAA	22.36%	3 years to 5 years	45.39%
Non-Agency Mortgage-Backed	9.18%	AA	11.77%	5 years to 10 years	25.23%
Commercial Mortgage-Backed	8.36%	A	3.32%	10 years to 20 years	5.03%
Asset-Backed Securities	6.49%	BBB	5.05%	20 years +	3.64%

Other	6.40%	BB or below	4.80%	Total	100.00%

Money Market RIC	0.85%	Total	100.00%

U.S. Agency Discount Notes	0.48%
U.S. Agency Securities	0.33%
Preferred Stock	0.14%

Total	100.00%

High Yield Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Corporate Bonds	90.13%	Agency	0.17%	0 to 1 years	10.32%
U.S. Agency Discount Notes	4.05%	AAA	(1.82)%	1 year to 3 years	11.64%
Non-Agency Mortgage-Backed	2.56%	AA	11.60%	3 years to 5 years	14.47%
Other	2.25%	A	1.56%	5 years to 10 years	61.52%
Asset-Backed Securities	0.89%	BBB	4.77%	10 years to 20 years	2.15%
U.S. Agency Mortgage-Backed	0.12%	BB	34.25%	20 years +	(0.10)%

Total	100.00%	B	41.85%	Total	100.00%

		CCC	7.33%
		CC or below	0.29%

		Total	100.00%

Strategic Income Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Asset-Backed Securities	43.28%	Agency	10.18%	0 to 1 years	8.37%
Corporate Bonds	33.76%	AAA	44.16%	1 year to 3 years	26.36%
Non-Agency Mortgage-Backed	15.29%	AA	15.56%	3 years to 5 years	13.46%
U.S. Agency Mortgage-Backed	8.87%	A	7.58%	5 years to 10 years	50.54%
Commercial Mortgage-Backed	5.94%	BBB	12.47%	10 years to 20 years	0.61%
Money Market RIC	4.96%	BB or below	10.05%	20 years +	0.66%

U.S. Agency Discount Notes	1.28%	Total	100.00%	Total	100.00%

Preferred Stock	0.31%
Other	(13.69)%

Total	100.00%

AlphaTrak 500 Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Asset-Backed Securities	23.11%	Agency	17.11%	0 to 1 years	37.14%
Corporate Bonds	22.02%	AAA	40.49%	1 year to 3 years	40.45%
Non-Agency Mortgage-Backed	15.81%	AA	20.57%	3 years to 5 years	12.35%
Other	8.13%	A	5.49%	5 years to 10 years	9.95%
U.S. Agency Securities	7.90%	BBB	8.72%	10 years to 20 years	1.03%
Money Market RIC	7.29%	BB or below	7.62%	20 years +	(0.92)%

Commercial Mortgage-Backed	6.42%	Total	100.00%	10 years to 20 years	100.00%

U.S. Agency Mortgage-Backed	4.81%
U.S. Agency Discount Notes	4.22%
Preferred Stock	0.29%

Total	100.00%

All figures presented as percentages of total net assets. Credit rating distributions for each fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

The Summary of Portfolio Holdings does not reflect investments in derivatives. Interested investors should consult the Schedule of Portfolio Investments for each fund for details on derivative investments.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s most recent Form N-Q was filed for the quarter ended June 30, 2007. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.38%
ASSET-BACKED SECURITIES — 22.28%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$43,001	$43,857
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		665	661
ABFS Mortgage Loan Trust 2002-3 A (STEP)
4.26%	09/15/33		60,574	58,764
ABFS Mortgage Loan Trust 2002-4 A (STEP)
4.43%	12/15/33		34,637	34,208
Asset Backed Securities Corp. Home Equity 2005-HE6 A2D
5.41%	07/25/35	[2]	4,750,000	4,499,024
Bayview Financial Acquisition Trust 2004-B A1
5.63%	05/28/39	2,3,†	3,500,000	3,430,110
Bayview Financial Acquisition Trust 2005-A A1 (STEP)
5.63%	02/28/40	2,3,†	4,000,000	3,920,279
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.63%	12/28/40	2,3,†	3,900,000	3,584,950
Bear Stearns Asset Backed Securities Trust 2000-2 M1 (STEP)
8.04%	08/25/30		476,139	476,172
Bear Stearns Asset Backed Securities Trust 2007-HE1 1A1
5.25%	02/25/37	[2]	4,347,338	4,297,221
BNC Mortgage Loan Trust 2007-2 A2
5.23%	05/25/37	[2]	2,154,116	2,135,461
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A1
5.19%	01/25/37	[2]	1,178,493	1,171,841
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		10,247	10,213
Countrywide Asset-Backed Certificates 2003-BC1 M1
6.51%	12/25/32	[2]	526,715	472,648
Countrywide Asset-Backed Certificates 2005-BC4 2A2
5.40%	08/25/35	[2]	5,963,176	5,956,652
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37		2,851,484	2,838,014
CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		207,274	206,679
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		334,636	340,012
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		8,110	8,073
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFA M3A
7.46%	03/25/24	[2]	3,435,007	3,409,121
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 A2C
5.44%	03/25/35	[2]	3,606,276	3,598,218
GE Capital Mortgage Services, Inc. 1998-HE1 A7
6.47%	06/25/28		2,537	2,540
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		14,230	14,840
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27	[2]	37,952	39,458
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		290,263	237,767
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		81,647	66,350
GSAMP Trust 2004-FM1 M2
6.53%	11/25/33	[2]	1,398,622	1,333,094
GSAMP Trust 2006-HE7 A2A
5.17%	10/25/46	[2]	2,259,360	2,244,534
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36		2,300,000	1,635,999
GSR Mortgage Loan Trust 2005-HEL1 M2
5.86%	11/25/30	[2]	4,000,000	2,773,012
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[2]	356,938	348,172
Inman Square Funding Ltd. 2005-2A I
5.81%	10/06/40	2,3,†	2,250,000	2,233,141
Irwin Home Equity Corp. 2003-A M2
7.28%	10/25/27	[2]	2,057,614	1,973,622
Ivy Lane CDO Ltd. 2006-1A A1
5.69%	02/05/46	2,3,†	1,800,000	1,734,868
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	29,614	29,511
Mid-State Trust 6 A4
7.79%	07/01/35		60,686	65,123
Morgan Stanley ABS Capital I 2004-NC2 M2
6.33%	12/25/33	[2]	3,768,682	3,574,054
Morgan Stanley ABS Capital I 2007-HE5 A2A
5.24%	03/25/37	[2]	1,491,690	1,480,899
Nationstar Home Equity Loan Trust 2007-A AV1
5.19%	03/25/37	[2]	2,967,079	2,947,609
Nationstar NIM Trust 2007-B A
8.75%	05/25/37	[3]	823,125	740,813
Nomura Asset Acceptance Corp. 2006-S2 AIO (IO)
10.00%	04/25/36	2,3,†	5,366,667	287,265

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		$8,353	$8,449
Oakwood Mortgage Investors, Inc. 1998-B A3
6.20%	01/15/15		12,422	12,486
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		621,888	627,447
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	79,967	9,577
Residential Asset Mortgage Products, Inc. 2001-RS1 AI4 (STEP)
7.51%	03/25/31		440,166	438,696
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		289,449	288,507
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		30,459	30,361
Saxon Asset Securities Trust 2002-1 M2
6.93%	11/25/31	[2]	252,004	211,875
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
5.26%	05/25/37	[2]	5,025,476	4,985,043
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	3,4,†	11,585,502	126,300
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	[2,3]	2,983,245	2,930,131
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	1,243	1,099
Vanderbilt Mortgage Finance 1997-B 1A6
7.60%	06/07/25		2,085,000	2,134,554
Vertical CDO Ltd. 2007-1A A1J
6.57%	04/10/47	2,3,†	1,200,000	805,208
Wells Fargo Home Equity Trust 2007-1 A1
5.23%	03/25/37	2,†	971,618	966,547

Total Asset-Backed Securities
(Cost $81,282,184)				77,831,129

CORPORATES — 4.09%*
Automotive — 0.83%
Ford Motor Credit Co. LLC
8.11%	01/13/12	[2]	1,130,000	1,068,700
GMAC LLC
6.36%	09/23/08	[2]	1,868,000	1,840,623

				2,909,323

Banking — 1.10%
CS First Boston/London
0.00%	03/24/10	[2,3]	2,286,000	2,211,705
0.00%	03/24/10	[2,3]	1,136,000	1,099,080
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	557,000	540,736

				3,851,521

Electric — 0.73%
Appalachian Power Co.
3.60%	05/15/08		1,000,000	987,789
Entergy Gulf States, Inc.
5.98%	12/01/09	[2]	550,000	545,723
6.47%	12/08/08	[2,3]	1,000,000	1,003,848

				2,537,360

Finance — 1.01%
Countrywide Financial Corp. B (MTN)
5.43%	03/24/09	[2]	1,000,000	940,748
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	883,000	896,959
Residential Capital LLC
6.22%	06/09/08	[2]	500,000	460,625
7.46%	04/17/09	[2]	725,000	617,156
7.60%	05/22/09	[2]	370,000	314,963
9.19%	04/17/09	[2,3]	405,000	284,006

				3,514,457

Transportation — 0.42%
Air 2 US A
8.03%	10/01/20	[3]	505,730	513,315
Northwest Air Dip
7.15%	05/21/12	[5]	990,000	944,708

				1,458,023

Total Corporates
(Cost $14,401,666)				14,270,684

MORTGAGE-BACKED — 62.01%**
Commercial Mortgage-Backed — 8.59%
Banc of America Mortgage Securities, Inc. 2003-E 2A1
4.03%	06/25/33	[2]	2,899,117	2,897,783
Bayview Commercial Asset Trust 2007-3 A1
5.37%	07/25/37	2,3,†	2,388,341	2,352,532
Countrywide Home Loan Mortgage Pass-Through Trust 2004-HYB3 1A
5.44%	06/20/34	[2]	4,690,117	4,685,412
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
5.87%	07/19/44	[2]	1,057,448	1,039,384
Greenpoint Mortgage Funding Trust 2006-AR3 4A1
5.34%	04/25/36	[2]	5,306,444	5,179,693
JPMorgan Mortgage Trust 2005-A2 9A1
4.22%	04/25/35	[2]	2,250,503	2,253,301

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc. 2005-AR2 2A1
5.36%	05/25/45	[2]	$3,627,726	$3,531,228
Structured Asset Mortgage Investments, Inc. 2005-AR6 2A1
5.44%	09/25/45	[2]	2,845,681	2,802,746
Structured Asset Securities Corp. 2003-15A 2A1
4.30%	04/25/33	[2]	5,194,347	5,237,636

				29,979,715

Non-Agency Mortgage-Backed — 28.61%
Alliance Bancorp Trust 2007-OA1 A1
5.37%	07/25/37	[2]	4,667,170	4,588,117
American Home Mortgage Investment Trust 2004-3 3A
3.71%	10/25/34	[2]	1,886,907	1,865,996
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		105,661	106,854
Banc of America Mortgage Securities, Inc. 2003-A 2A2
4.57%	02/25/33	[2]	34,094	34,062
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	2,†	3,668,972	3,607,632
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		1,197,207	1,207,688
Citigroup Mortgage Loan Trust, Inc. 2003-UST1 A1
5.50%	12/25/18		1,018,182	1,009,016
Citigroup Mortgage Loan Trust, Inc. 2004-2 2A1
6.50%	08/25/18	[3]	552,406	556,270
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[2]	644,327	638,955
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		775,455	783,916
Countrywide Alternative Loan Trust 2005-14 4X (IO)
1.89%	05/25/35	4,6,†	3,740,610	81,562
Countrywide Alternative Loan Trust 2005-16 A5
5.41%	06/25/35	[2]	1,107,279	1,082,137
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	2,035,966	2,007,971
Countrywide Alternative Loan Trust 2005-51 2A2A
5.79%	11/20/35	[2]	724,289	719,979
Countrywide Alternative Loan Trust 2005-59 1A1
5.87%	11/20/35	[2]	3,651,332	3,576,230
Countrywide Alternative Loan Trust 2005-59 2X (IO)
1.79%	11/20/35	[4,6]	8,419,979	287,927
Countrywide Alternative Loan Trust 2005-61 2A1
5.41%	12/25/35	[2]	1,727,167	1,710,369
Countrywide Alternative Loan Trust 2006-OA12 A2
5.71%	09/20/46	[2]	2,870,891	2,812,701
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.01%	05/20/46	[4]	12,024,890	528,399
CS First Boston Mortgage Securities Corp. 2002-29 2A3
7.00%	10/25/32		17,278	17,236
CS First Boston Mortgage Securities Corp. 2002-AR31 4A2
5.29%	11/25/32	[2]	200,000	199,450
CS First Boston Mortgage Securities Corp. 2003-AR24 2A4
4.02%	10/25/33	[2]	2,666,741	2,635,772
CS First Boston Mortgage Securities Corp. 2004-1 2A1
6.50%	02/25/34		1,152,605	1,165,556
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR1 A2A
5.91%	09/19/44	[2]	449,707	443,556
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
5.92%	04/19/47	2,†	4,290,724	4,214,294
Fifth Third Mortgage Loan Trust 2002-FTB1 5A1
6.20%	11/19/32	[2]	81,456	81,274
First Horizon Asset Securities, Inc.
7.50%	07/25/33	[2]	104,037	103,292
First Horizon Asset Securities, Inc. 2002-AR2 2A1
5.26%	12/27/32	[2]	114,370	115,081
GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)
5.60%	07/25/34		107,599	106,661
Harborview Mortgage Loan Trust 2004-8 2A4A
5.90%	11/19/34	[2]	2,454,587	2,431,891
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.42%	03/19/35	[4,6]	4,913,919	85,994
Harborview Mortgage Loan Trust 2005-10 X (IO)
1.56%	11/19/35	[2,4]	10,534,445	240,317
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.62%	10/19/35	[2,4]	29,521,290	262,924
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
5.52%	12/25/34	[2]	3,037,873	2,983,342

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.65%	12/25/34	[4,6]	$3,397,212	$63,167
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.46%	10/25/34	[2]	1,107,655	1,108,023
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B
5.91%	10/25/36	[2]	1,810,052	1,785,423
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
7.75%	01/25/34	[2]	145,515	147,381
MASTR Adjustable Rate Mortgages Trust 2004-12 5A1
6.50%	10/25/34	[2]	2,228,246	2,246,286
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
7.09%	06/25/34	[2]	145,332	145,123
MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1A
6.36%	12/25/46	[2]	4,704,270	4,576,173
MASTR Seasoned Securities Trust 2004-1 4A1
6.24%	10/25/32	[2]	550,385	557,290
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		1,174,640	1,196,227
MASTR Seasoned Securities Trust 2005-1 4A1
6.02%	10/25/32	[2]	922,601	935,435
Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A
4.53%	12/25/32	[2]	2,668,480	2,681,249
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		69,329	69,306
Residential Accredit Loans, Inc. 2005-QO3 A1
5.53%	10/25/45	[2]	4,616,947	4,530,516
Residential Accredit Loans, Inc. 2007-QS8 A10
6.00%	06/25/37		3,024,743	3,032,228
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		649,520	659,244
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		343,391	358,988
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		85,339	87,381
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		604,692	612,537
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		3,346,546	3,390,993
Residential Asset Securitization Trust 2004-IP2 2A1
5.25%	12/25/34	[2]	996,753	994,735
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		3,398,670	3,436,263
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
7.65%	12/27/35	[2]	5,098,358	5,112,015
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	65,330	65,098
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-0A3 4A1
5.75%	04/25/47	[2]	3,023,014	2,942,628
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.12%	01/25/33	[2]	780,880	779,056
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
6.38%	06/25/42	[2]	329,422	324,436
Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1
4.33%	06/25/33	[2]	1,217,424	1,199,458
Washington Mutual Mortgage Pass-Through Certificates 2003-MS1 1A
5.00%	02/25/18		520,720	507,165
Washington Mutual Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		318,072	326,975
Washington Mutual Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		321,064	326,607
Washington Mutual Mortgage Pass-Through Certificates 2006-AR19 1A
5.72%	01/25/47	2,†	4,980,269	4,900,738
Washington Mutual Mortgage Pass-Through Certificates 2006-AR4 1A1A
5.92%	05/25/46	[2]	3,246,109	3,181,694
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
5.78%	07/25/46	2,†	4,477,960	4,411,466
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.79%	02/25/47	[4,6]	75,486,945	963,957

				99,947,682

U.S. Agency Mortgage-Backed — 24.81%
Fannie Mae 1988-12 A
10.00%	02/25/18	[2]	178,073	199,547
Fannie Mae 1993-210 PL
6.50%	04/25/23		188,655	189,164

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 1993-80 S
4.58%	05/25/23	[2]	$14,620	$14,268
Fannie Mae 1994-55 S
13.15%	12/25/23	[2]	6,885	7,182
Fannie Mae 1997-23 PB
6.63%	01/25/22		65,111	66,342
Fannie Mae 1998-58 PC
6.50%	10/25/28		1,363,983	1,415,465
Fannie Mae 2000-27 AN
6.00%	08/25/30		24,254	24,494
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	7,907	8,269
Fannie Mae 2001-60 JZ
6.00%	03/25/31		68,454	68,427
Fannie Mae 2001-68 PV
6.00%	11/25/18		163,575	164,189
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		340,178	14,383
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	172,889	183,484
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		423,274	72,986
Fannie Mae 2003-85 IE (IO)
5.50%	06/25/29		153,281	14,499
Fannie Mae 2004-96 MT
7.00%	12/25/34	[2]	338,309	326,237
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2]	501,588	471,245
Fannie Mae Pool 111643
6.44%	09/01/20	[2]	33,138	33,367
Fannie Mae Pool 190656
6.50%	02/01/14		348,712	358,776
Fannie Mae Pool 254190
5.50%	02/01/09		504,457	507,955
Fannie Mae Pool 303683
6.50%	08/01/25		18,664	19,153
Fannie Mae Pool 523829
8.00%	11/01/19		412,928	437,648
Fannie Mae Pool 545350
6.50%	11/01/16		1,391,672	1,428,483
Fannie Mae Pool 555098
5.12%	11/01/32	[2]	254,030	254,599
Fannie Mae Pool 555177
4.83%	01/01/33	[2]	381,198	382,276
Fannie Mae Pool 555207
7.00%	11/01/17		80,004	82,058
Fannie Mae Pool 555312
7.08%	01/01/33	[2]	838,822	853,205
Fannie Mae Pool 555705
6.92%	07/01/33	[2]	770,139	783,092
Fannie Mae Pool 567002
8.00%	05/01/23		221,450	233,062
Fannie Mae Pool 582521
7.00%	05/01/31		50,900	53,326
Fannie Mae Pool 630599
7.00%	05/01/32		379,344	394,823
Fannie Mae Pool 646884
5.50%	05/01/32	[2]	36,429	36,772
Fannie Mae Pool 647903
6.70%	04/01/27	[2]	100,176	100,897
Fannie Mae Pool 648860
6.50%	05/01/17		1,297,999	1,331,681
Fannie Mae Pool 655127
7.00%	07/01/32		54,797	56,523
Fannie Mae Pool 655133
7.00%	08/01/32		71,734	73,986
Fannie Mae Pool 655151
7.00%	08/01/32		104,832	108,188
Fannie Mae Pool 655928
7.00%	08/01/32		47,938	50,190
Fannie Mae Pool 726024
4.00%	08/01/33	[2]	2,025,508	2,015,285
Fannie Mae Pool 735207
7.00%	04/01/34		1,084,972	1,118,579
Fannie Mae Pool 735686
6.50%	12/01/22		1,613,710	1,648,483
Fannie Mae Pool 735995
3.86%	04/01/35	[2]	2,473,938	2,475,494
Fannie Mae Pool 745161
6.41%	10/01/33	[2]	1,112,448	1,131,116
Fannie Mae Pool 753630
5.90%	11/01/33	[2]	473,768	478,230
Fannie Mae Pool 754001
5.63%	12/01/33	[2]	967,846	978,269
Fannie Mae Pool 762525
6.50%	11/01/33		241,075	245,116
Fannie Mae Pool 764605
5.72%	01/01/34	[2]	1,314,697	1,332,542
Fannie Mae Pool 770869
5.26%	04/01/34	[2]	2,128,444	2,147,136
Fannie Mae Pool 770900
5.20%	04/01/34	[2]	1,339,415	1,350,734
Fannie Mae Pool 771153
6.11%	02/01/34	[2]	1,675,634	1,710,134
Fannie Mae Pool 788986
5.72%	10/01/34	[2]	1,648,509	1,656,180
Fannie Mae Pool 805268
6.38%	01/01/35	[2]	855,641	867,213
Fannie Mae Pool 806513
4.03%	12/01/34	[2]	2,474,374	2,513,079
Fannie Mae Pool 810557
6.95%	02/01/35	[2]	996,026	1,009,087
Fannie Mae Pool 811267
4.31%	12/01/34	[2]	357,971	360,313

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 815612
4.48%	05/01/35	[2]	$4,754,296	$4,817,189
Fannie Mae Pool 821549
4.77%	06/01/35	[2]	3,168,843	3,175,042
Fannie Mae Pool 832803
4.51%	09/01/35	[2]	3,844,512	3,831,890
Fannie Mae Pool 836712
6.92%	09/01/35	[2]	1,455,949	1,481,044
Fannie Mae Pool 840634
6.50%	06/01/35		1,241,758	1,274,640
Fannie Mae Pool 887714
6.12%	08/01/36	[2]	2,370,018	2,403,701
Fannie Mae Pool 908412
6.18%	04/01/37	[2]	2,214,913	2,249,055
Fannie Mae Whole Loan 2003-W14 1A6
5.82%	09/25/43		145,583	145,101
Freddie Mac 1214 KA
6.58%	02/15/22	[2]	14,976	14,993
Freddie Mac 1526 L
6.50%	06/15/23		44,993	46,476
Freddie Mac 1625 FC
5.18%	12/15/08	[2]	26,537	26,445
Freddie Mac 1662 L
3.98%	01/15/09	[2]	2,128	2,115
Freddie Mac 1695 EA
7.00%	12/15/23		9,230	9,255
Freddie Mac 1702 TJ
7.00%	04/15/13		250,778	255,289
Freddie Mac 2043 CJ
6.50%	04/15/28		101,814	104,981
Freddie Mac 2161 PG
6.00%	04/15/28		4,859	4,864
Freddie Mac 2451 SP
4.28%	05/15/09	[2]	7,653	7,702
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		567,344	83,222
Freddie Mac 2535 LI (IO)
5.50%	08/15/26		26,152	502
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		644,441	70,286
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		1,870,663	46,876
Freddie Mac 2594 VK
5.00%	02/15/23		704,343	703,470
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		85,724	17,513
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		411,281	54,039
Freddie Mac 2809 HX (IO)
6.00%	10/15/24		294,152	5,487
Freddie Mac 2856 ST
7.00%	09/15/23	[2]	749,114	734,778
Freddie Mac 2905 JG
7.00%	09/15/34		777,311	787,828
Freddie Mac 2906 NX (IO)
0.18%	12/15/34	[2]	8,376,511	115,720
Freddie Mac 2971 AB
5.00%	05/15/20		21,211	20,314
Freddie Mac 3096 FL
6.15%	01/15/36	[2]	3,529,259	3,505,751
Freddie Mac 3152 JF
6.20%	08/15/35	[2]	3,348,751	3,330,615
Freddie Mac Gold A45796
7.00%	01/01/33		1,611,086	1,675,785
Freddie Mac Gold C90237
6.50%	11/01/18		237,469	244,585
Freddie Mac Gold C90474
7.00%	08/01/21		354,135	368,440
Freddie Mac Gold D93410
6.50%	04/01/19		235,625	242,468
Freddie Mac Gold E90474
6.00%	07/01/17		1,517,268	1,540,028
Freddie Mac Gold G10616
5.50%	07/01/09		119,367	119,245
Freddie Mac Gold G11454
5.50%	07/01/15		736,386	739,381
Freddie Mac Gold G18087
6.50%	09/01/20		996,757	1,017,919
Freddie Mac Gold O30092
5.50%	10/01/15		205,337	204,076
Freddie Mac Gold P20295
7.00%	10/01/29		96,660	99,517
Freddie Mac Gold P50019
7.00%	07/01/24	†	15,450	15,985
Freddie Mac Gold P50214
6.50%	02/01/34	†	428,435	427,664
Freddie Mac Gold P50230
6.50%	04/01/34	†	1,202,028	1,200,259
Freddie Mac Gold P60084
6.00%	03/01/16	†	1,141,822	1,147,924
Freddie Mac Non Gold Pool 1L0113
6.94%	05/01/35	[2]	1,750,766	1,792,702
Freddie Mac Non Gold Pool 775554
6.02%	10/01/18	[2]	7,477	7,520
Freddie Mac Non Gold Pool 781163
5.87%	01/01/34	[2]	1,801,040	1,822,909
Freddie Mac Non Gold Pool 781817
5.97%	08/01/34	[2]	2,151,897	2,192,965
Freddie Mac Non Gold Pool 781908
5.06%	09/01/34	[2]	1,636,188	1,658,668
Freddie Mac Non Gold Pool 782824
4.61%	11/01/34	[2]	1,796,776	1,816,118
Freddie Mac Non Gold Pool 788498
7.47%	02/01/30	[2]	866,619	880,592

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 865369
5.55%	06/01/22	[2]	$6,125	$6,182
Freddie Mac Non Gold Pool 972112
7.26%	01/01/33	[2]	477,462	482,627
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		419,114	45,885
Ginnie Mae 2003-40 IW (IO)
50%	07/20/29		60,130	1,238
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		100,000	4,502
Ginnie Mae 2003-95 SB
2.99%	09/17/31	[2]	221,787	221,186
Ginnie Mae 2004-2 FW
7.07%	01/16/34	[2]	333,217	357,639
Ginnie Mae 2004-41 IE (IO)
5.50%	05/20/30		2,500,000	336,856
Ginnie Mae 2004-42 AB
6.00%	03/20/32		40,006	39,968
Ginnie Mae II Pool 80546
6.00%	10/20/31	[2]	73,130	73,594
Ginnie Mae II Pool 80610
6.38%	06/20/32	[2]	1,237,496	1,247,490
Ginnie Mae II Pool 80614
5.50%	07/20/32	[2]	126,740	127,874
Ginnie Mae II Pool 80687
6.50%	04/20/33	[2]	615,812	621,438
Ginnie Mae II Pool 81018
6.00%	08/20/34	[2]	420,603	424,335
Ginnie Mae II Pool 8339
6.13%	12/20/23	[2]	117,198	118,159
Ginnie Mae II Pool 8684
5.75%	08/20/25	[2]	169,098	170,707

				86,677,844

Total Mortgage-Backed
(Cost $217,561,953)				216,605,241

Total Bonds – 88.38%
(Cost $313,245,803)				308,707,054

Issues			Contracts	Value
CALL OPTIONS PURCHASED — 0.23%
Futures — 0.23%
90 Day Euro Futures, Call Strike $94.875, expires 12/22/07			500	$437,500
90 Day Euro Futures, Call Strike $95.75, expires 06/21/08			500	353,125

				790,625

Total Call Options Purchased
(Cost $416,250)				790,625

	Maturity Date		Principal Amount
SHORT TERM INVESTMENTS — 7.47%
Commercial Paper — 7.24%
Bank of America
5.31%[7]	10/16/07		$3,275,000	3,267,754
BNP Paribas Finance, Inc.
5.53%[7]	10/11/07		3,450,000	3,444,700
Citigroup Funding Corp.
5.35%[7]	10/16/07		3,275,000	3,267,700
JPMorgan Chase & Co.
5.00%[7]	10/12/07		2,825,000	2,820,684
Merrill Lynch & Co., Inc.
5.25%[7]	10/09/07		3,275,000	3,271,179
Rabobank USA Financial Corp.
5.38%[7]	10/12/07		3,450,000	3,444,329
Societe Generale North America
5.64%[7]	10/09/07		2,490,000	2,486,879
UBS Finance Corp.
5.45%[7]	10/11/07		3,300,000	3,295,004

				25,298,229

Money Market Fund — 0.07%
Bank of New York Cash Reserves			210,452	210,452
Dreyfus Cash Management Fund			35,000	35,000

				245,452

U.S. Agency Discount Notes — 0.16%
Fannie Mae
18.68%[7]	10/10/07	[6,8]	85,000	85,000
Federal Home Loan Bank
4.63%[7]	10/24/07		100,000	99,704
4.71%[7]	10/24/07	[6,8]	100,000	99,704
Freddie Mac
4.70%[7]	10/22/07	[8]	100,000	99,726
4.90%[7]	10/02/07	[8]	182,000	181,975

				566,109

Total Short Term Investments
(Cost $26,109,790)				26,109,790

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Total Investments – 96.08%
(Cost $339,771,843)[1]			$335,607,469

Cash and Other Assets, Less Liabilities – 3.92%			13,707,165

Net Assets – 100.00%			$349,314,634

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
90 Day Euro Futures, Call Strike $95.25, expires 12/22/07	(50)	$(16,125)	$(17,813)
90 Day Euro Futures, Written Strike $95.25, expires 12/22/07	(500)	(136,250)	(178,125)
90 Day Euro Futures, Written Strike $95.75, expires 06/20/09	(500)	(261,250)	(343,750)
90 Day Euro Futures, Written Strike $95.75, expires 12/22/07	(500)	(120,000)	(256,250)

Total Call Options Written		(533,625)	(795,938)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
23	Euro Ninety Day, December 2007	$5,499
23	Euro Ninety Day, March 2008	(23,805)
46	Euro Ninety Day, June 2008	(27,772)
198	U.S. Treasury Two Year Note, December 2007	(152,976)

	Net unrealized depreciation	$(199,054)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE

The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/18/17	$3,600	$91,262

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/24/17	1,350	55,581

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.

	01/31/22	2,000	(46,059)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	$1,790	$(114,655)

The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/22	1,000	(27,989)

The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.

	06/04/22	1,000	(31,857)

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.91% quarterly. Counterparty: Lehman Brothers Holdings, Inc.

	06/12/22	2,000	(24,445)

The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.25% quarterly. Counterparty: Citigroup, Inc.

	08/21/22	700	(4,671)

			(102,833)

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: CS First Boston.

	12/20/12	1,500	35,810

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	500	11,922

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: Morgan Stanley.

	12/20/12	3,000	71,531

Pay a fixed rate equal to 0.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	1,000	15,473

			134,736

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 0.85% and the Fund will pay to the counterparty at par including interest accrued in the event of default of CSC H, 7.63% due 07/15/18. Counterparty: Lehman Brothers Holdings, Inc.

	3/20/2008	750	896

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Notes:

[1]	Cost for Federal income tax purposes is $339,771,843 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$7,054,044
Gross unrealized depreciation	(11,218,418)

Net unrealized (depreciation)	$(4,164,374)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2007 was $27,843,332 representing 7.97% of total net assets.

[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/21/06	Northwest Air Dip,
	7.15%, 05/21/12	$990,000	$944,708	0.27%

		$990,000	$944,708	0.27%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2007.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $39,458,301 which is 11.30% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 82.38%
ASSET-BACKED SECURITIES — 18.58%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$120,252	$119,587
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2]	52,222	15,245
Bayview Financial Acquisition Trust 2005-A A1 (STEP)
5.63%	02/28/40	[2],[3],†	12,500,000	12,250,873
Bayview Financial Acquisition Trust 2006-B 2A2
5.33%	04/28/36	[2]	10,425,000	10,348,016
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.63%	12/28/40	[2],[3],†	14,000,000	12,869,050
Bear Stearns Asset Backed Securities Trust 2000-2 M2 (STEP)
8.28%	08/25/30		5,995,000	5,751,471
Bear Stearns Asset Backed Securities Trust 2007-HE5 1A2
5.31%	06/25/47	[2]	5,200,000	5,111,806
Castle Trust 2003-1AW A1
6.50%	05/15/27	[2],[3]	4,068,116	4,066,448
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 1A6
6.24%	01/25/13	[2]	7,670,416	7,661,947
Conseco Finance 2001-D A5 (STEP)
6.19%	11/15/32		852,111	852,569
Countrywide Asset-Backed Certificates 2005-13 AF1
5.26%	04/25/36	[2]	964,693	964,198
Countrywide Home Equity Loan Trust 2005-M A2
5.87%	02/15/36	[2]	1,254,492	1,254,347
Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)
5.24%	01/25/36		7,685,000	7,599,570
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37		11,255,361	11,246,568
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)
5.51%	02/25/37		20,580,000	20,395,760
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		2,433	2,422
First Franklin Mortgage Loan Asset Backed Certificates 2005-FFA M2 (STEP)
5.48%	03/25/25		9,245,000	7,519,282
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		81,325	69,126
Genesis Funding Ltd. 2006-1A G1
5.74%	12/19/32	[2],[3],†	8,650,000	8,390,770
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
5.57%	06/25/30	[2]	5,189,276	5,014,935
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		839,592	875,546
Green Tree Financial Corp. 1995-10 A6
7.05%	01/15/27		537,204	540,747
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		7,125,860	6,652,549
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		471,792	410,741
Greenpoint Mortgage Funding Trust 2005-HE2 A1
5.95%	04/15/30	[2]	96,081	96,078
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36		2,228,000	1,584,785
GSR Mortgage Loan Trust 2005-HEL1 M2
5.86%	11/25/30	[2]	7,085,000	4,911,698
Home Equity Asset Trust 2007-3 2A2
5.31%	08/25/37	[2]	5,635,000	5,539,392
Home Equity Mortgage Trust 2006-1 A1B
5.26%	05/25/36	[2]	3,175,909	3,011,624
Ivy Lane CDO Ltd. 2006-1A A1
5.69%	02/05/46	[2],[3],†	9,075,000	8,746,628
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)
5.45%	11/25/36		12,415,000	12,300,930
JPMorgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)
5.48%	01/25/37		15,300,000	15,151,253
Lehman ABS Manufactured Housing Contract 2001-B AIOC (IO)
0.05%	05/15/41	[2],[4],†	339,656,253	5,965,319
Lehman XS Trust 2006-12N A1A1 (STEP)
5.21%	08/25/46	[2]	1,958,673	1,955,919
Long Beach Asset Holdings Corp. 2006-8 N1
6.05%	10/25/46	[3],†	3,829,304	2,729,725
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	[3],†	2,612,542	1,862,355
MASTR Asset Backed Securities Trust 2007-HE1 A2
5.28%	05/25/37	[2]	6,260,000	6,081,887
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
5.31%	06/25/37	[2]	19,057,200	17,861,494
Merrill Lynch Mortgage Investors, Inc. 2006-WMC1 A2B
5.27%	01/25/37	[2]	5,139,000	5,119,357
Morgan Stanley ABS Capital I 2004-NC2 M2
6.33%	12/25/33	[2]	829,110	786,292

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[2]	$24,969,951	$25,114,302
Nationstar Home Equity Loan Trust 2007-A AV1
5.19%	03/25/37	[2]	10,132,383	10,065,894
Nationstar Home Equity Loan Trust 2007-C 2AV3
5.31%	06/25/37	[2]	7,057,200	6,687,798
Nomura Asset Acceptance Corp. 2006-S1 A1
5.27%	01/25/36	[2],[3]	2,654,451	2,547,293
Oakwood Mortgage Investors, Inc. 2002-B A1
5.98%	05/15/13	[2]	446,939	407,826
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[2]	292,812	265,062
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	[4],†	11,759,868	1,408,360
Pegasus Aviation Lease Securitization 2000-1 B1
8.08%	03/25/30	[3],[4],†	8,806,150	88,076
Residential Asset Mortgage Products, Inc. 2001-RS1 AI4 (STEP)
7.51%	03/25/31		516,829	515,102
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
5.26%	05/25/37	[2]	23,011,147	22,826,008
Soundview Home Equity Loan Trust 2006-WF2 M8
7.48%	12/25/36	[2]	1,500,000	602,967
Structured Asset Receivables Trust 2003-1
5.86%	01/21/10	[2],[3],†	3,980,614	3,980,861
Structured Asset Receivables Trust 2003-2
5.76%	01/21/09	[2],[3],†	1,130,441	1,130,511
Structured Settlements Fund 1999-A A
7.25%	12/20/15	[3],†	53,949	53,385
Terwin Mortgage Trust 2004-7HE A1
5.68%	07/25/34	[2],[3]	142,962	139,735
Terwin Mortgage Trust 2005-13SL A1B
4.75%	12/25/36	[3],†	12,100,000	10,919,113
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2],[3]	1,513,709	1,496,066
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2],[3]	8,200,000	7,609,832
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[2],[3]	12,500,000	11,625,529
Terwin Mortgage Trust 2006-8 1A2
5.00%	08/25/37	[2],[3]	3,000,000	2,977,500
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	[2],[3]	10,131,777	9,951,387
Vertical CDO Ltd. 2007-1A A1J
6.57%	04/10/47	[2],[3],†	5,500,000	3,690,536

Total Asset-Backed Securities
(Cost $371,006,925)				347,791,452

CORPORATES — 20.32%*
Automotive — 2.29%
Delphi Dip 2nd Lien
8.13%	12/31/07	[5]	2,500,000	2,493,750
Ford Motor Credit Co. LLC
6.93%	01/15/10	[2]	4,070,000	3,832,430
8.11%	01/13/12	[2]	20,160,000	19,066,360
9.81%	04/15/12	[2]	1,750,000	1,812,883
GMAC LLC
4.38%	12/10/07		4,560,000	4,538,025
6.63%	05/15/12		2,000,000	1,868,016
7.82%	12/01/14	[2]	9,798,000	9,044,994
Metaldyne Corp.
10.00%	11/01/13		175,000	167,125

				42,823,583

Banking — 2.68%
BankAmerica Institutional A
8.07%	12/31/26	[3]	5,250,000	5,461,838
Banponce Trust I
8.33%	02/01/27		7,400,000	7,708,062
BNP Paribas SA (MTN)
8.25%	11/28/21	[2]	2,019,000	1,979,284
CS First Boston/London
0.00%	03/24/10	[2],[3]	8,264,000	7,995,420
0.00%	03/24/10	[2],[3]	3,146,000	3,043,755
Deutsche Bank Luxembourg SA
6.83%	12/28/07	[3]	4,128,000	4,146,535
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	[2]	1,500,000	1,321,500
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	2,084,000	2,023,147
MBNA Capital A
8.28%	12/01/26		924,000	964,923
NB Capital Trust II
7.83%	12/15/26		3,200,000	3,325,280
North Fork Bancorp, Inc.
7.43%	08/15/12	[2]	5,226,000	5,229,914
Roslyn Bancorp, Inc.
5.75%	11/15/07		6,900,000	6,894,708

				50,094,366

Basic Industry — 0.07%
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/15	[2]	150,000	156,188
Massey Energy Co.
6.88%	12/15/13		375,000	351,562

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Basic Industry (continued)
Mosaic Co. (The)
7.38%	12/01/14	[3]	$375,000	$395,625
Noranda Aluminium Acquisition Corp. (PIK)
9.36%	05/15/15	[3]	500,000	472,500

				1,375,875

Communications — 0.91%
Cebridge 2nd Lien (PIK)
11.36%	05/05/14	[5]	7,209,542	7,061,746
Centennial Cellular Operating Co./Centennial Communications Corp.
10.13%	06/15/13		225,000	239,625
Charter Communications, Inc. Term Loan 3rd Lien
7.70%	03/01/14	[5]	500,000	479,610
Cincinnati Bell, Inc.
7.25%	07/15/13		225,000	227,812
Comcast Corp.
5.66%	07/14/09	[2]	1,380,000	1,374,903
Dex Media East LLC/Dex Media East Finance Co.
12.13%	11/15/12		300,000	321,000
Dex Media West LLC/Dex Media Finance Co.
9.88%	08/15/13		300,000	320,625
Idearc, Inc.
8.00%	11/15/16		300,000	300,750
Level 3 Financing, Inc.
12.25%	03/15/13		500,000	553,750
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		250,000	254,375
Univision Communications, Inc. (PIK)
9.75%	03/15/15	[3]	125,000	122,500
Univision Communications, Inc. 1st Lien Strip
7.61%	03/15/14	[5]	250,000	238,386
Viacom, Inc.
6.04%	06/16/09	[2]	5,150,000	5,132,675
Windstream Corp.
8.13%	08/01/13		250,000	264,375
8.63%	08/01/16		150,000	160,688

				17,052,820

Consumer Discretionary — 0.02%
Mobile Mini, Inc.
6.88%	05/01/15		375,000	366,562

Consumer Products — 0.23%
SABMiller PLC
5.53%	07/01/09	[2],[3]	4,000,000	4,010,832
Visant Holding Corp.
8.75%	12/01/13		200,000	205,500

				4,216,332

Electric — 3.61%
Appalachian Power Co.
3.60%	05/15/08		2,420,000	2,390,449
Cedar Brakes I LLC
8.50%	02/15/14	[3]	2,742,676	2,959,759
Cedar Brakes II LLC
9.88%	09/01/13	[3]	9,904,800	11,048,527
Cogentrix Energy, Inc.
8.75%	10/15/08	[3]	5,200,000	5,384,605
Entergy Gulf States, Inc.
6.47%	12/08/08	[2],[3]	5,230,000	5,250,125
Entergy Louisiana LLC
8.09%	01/02/17		5,351,058	5,420,501
Georgia Power Capital Trust VI
4.88%	11/01/42	[2]	9,010,000	9,012,505
Midwest Generation LLC
8.30%	07/02/09		1,513,600	1,540,088
Power Contract Financing LLC
6.26%	02/01/10	[3]	5,275,576	5,357,373
Power Receivables Finance LLC
6.29%	01/01/12	[3]	3,809,928	3,926,919
Reliant Energy, Inc.
6.75%	12/15/14		500,000	507,500
SWEPCO Capital Trust I
5.25%	10/01/43	[2]	1,500,000	1,499,922
TECO Energy, Inc.
7.36%	05/01/10	[2]	1,715,000	1,732,150
TXU Energy Co. LLC
6.19%	09/16/08	[2],[3]	11,500,000	11,519,976

				67,550,399

Energy — 0.13%
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		250,000	253,125
Chesapeake Energy Corp.
7.00%	08/15/14		250,000	252,812
Corral Finans AB (PIK)
10.36%	04/15/10	[3]	252,285	240,932
Energy Partners Ltd.
9.75%	04/15/14	[3]	375,000	361,875
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[3]	250,000	250,000
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[3]	200,000	196,500
NRG Energy, Inc.
7.38%	01/15/17		400,000	401,000
OPTI Canada, Inc.
7.88%	12/15/14	[3]	250,000	251,250
Pogo Producing Co.
7.88%	05/01/13		125,000	130,000
Pride International, Inc.
7.38%	07/15/14		125,000	128,750

				2,466,244

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 3.62%
Countrywide Financial Corp. B (MTN)
5.43%	03/24/09	[2]	$4,400,000	$4,139,291
Countrywide Home Loans, Inc. (MTN)
4.25%	12/19/07		6,085,000	6,014,889
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[2]	6,776,000	6,773,412
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	3,293,000	3,345,059
0.00%	06/20/16	[2]	5,886,000	6,455,359
Lehman Brothers Holdings, Inc. I (MTN)
8.92%	02/16/17	[2]	4,198,000	3,979,528
Meridian Funding Co. LLC
5.56%	10/06/08	[2],[3]	1,346,051	1,326,738
Merrill Lynch & Co., Inc.
9.57%	06/06/17	[2]	5,184,000	5,067,360
Pemex Finance Ltd.
8.88%	11/15/10		6,356,133	6,660,036
9.69%	08/15/09		2,398,000	2,494,306
Residential Capital LLC
6.22%	06/09/08	[2]	9,552,000	8,799,780
7.46%	04/17/09	[2]	3,350,000	2,851,688
7.60%	05/22/09	[2]	2,150,000	1,830,188
9.19%	04/17/09	[2],[3]	1,016,000	712,470
TL Acquisitions (Thompson) Term Loan
8.10%	07/09/14		750,000	728,750
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	6,747,000	6,593,843

				67,772,697

Gaming — 0.03%
Majestic Star Casino LLC/Majestic Star Casino Capital Corp.
9.50%	10/15/10		125,000	120,625
Pinnacle Entertainment, Inc.
8.25%	03/15/12		100,000	101,750
Wimar Opco LLC/Wimar Opco Finance Corp.
9.63%	12/15/14	[3]	125,000	97,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.63%	12/01/14		250,000	246,250

				566,125

Health Care — 0.29%
Cardinal Health, Inc.
5.50%	10/02/09	[2],[3]	1,827,000	1,829,868
Carestream Health, Inc. Term Loan
10.59%	10/30/13	[5]	500,000	478,958
Community Health Systems, Inc.
8.88%	07/15/15	[3]	250,000	258,125
Community Health Systems, Inc. 1st Lien
7.76%	07/25/14	[5]	250,000	246,047
HCA Term Loan B
7.45%	11/17/13	[5]	2,090,683	2,054,096
Surgical Care Affiliates, Inc. Term Loan
7.43%	12/29/14	[5]	250,000	239,375
Universal Hospital Services, Inc.
8.76%	06/01/15	[2],[3]	300,000	300,000

				5,406,469

Insurance — 0.12%
Asurion Corp. Term Loan
8.36%	07/13/14	[5]	250,000	243,333
Farmers Insurance Exchange
6.00%	08/01/14	[3]	1,900,000	1,937,267

				2,180,600

Natural Gas — 0.27%
Sempra Energy Employee Stock Ownership Plan & Trust
5.78%	11/01/14	[3],†	5,000,000	4,961,342

Real Estate Investment Trust (REIT) — 3.44%
Camden Property Trust
4.38%	01/15/10		2,068,000	2,026,657
CDX North America High Yield 8 T1
7.63%	06/29/12	[3]	625,000	605,469
CPG Partners LP
8.25%	02/01/11		4,065,000	4,456,423
Duke Realty LP
5.63%	08/15/11		8,550,000	8,532,960
First Industrial LP
5.25%	06/15/09		4,080,000	4,085,467
HCP, Inc.
6.14%	09/15/08	[2]	4,380,000	4,373,448
6.45%	06/25/12		4,000,000	4,045,722
Health Care REIT, Inc.
7.63%	03/15/08		3,435,000	3,472,221
Highwoods Properties, Inc.
7.13%	02/01/08		2,358,000	2,365,105
Reckson Operating Partnership LP
7.75%	03/15/09		4,250,000	4,409,332
Rouse Co. LP (The)
3.63%	03/15/09		6,655,000	6,403,760
Shurgard Storage Centers LLC
7.75%	02/22/11		1,500,000	1,593,936
Simon Property Group LP
7.00%	07/15/09		2,432,000	2,501,662
UDR, Inc. (MTN)
4.50%	03/03/08		6,375,000	6,355,340
Weingarten Realty Investors
8.25%	01/22/10		3,800,000	4,048,330
Westfield Capital Corp. Ltd.
5.66%	11/02/07	[2],[3]	5,175,000	5,176,941

				64,452,773

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Secured Assets — 0.30%
Ingress I Ltd.
7.38%	03/30/40	[3],†	$5,490,000	$5,614,226

Services — 0.01%
Rental Services Term Loan 2nd Lien
8.86%	11/30/13	[5]	250,000	243,750

Transportation — 2.30%
Air 2 US A
8.03%	10/01/20	[3]	3,043,985	3,089,645
American Airlines, Inc. 1999-1 A2
7.02%	10/15/09		1,375,000	1,388,750
Continental Airlines, Inc.
7.06%	09/15/09		8,500,000	8,610,871
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		1,841,083	1,824,280
Delta Air Lines, Inc. 2000-1 A1
7.38%	11/18/11		5,495,839	5,552,863
Delta Air Lines, Inc. 2001-1 A1
6.62%	09/18/12		6,577,122	6,568,901
Delta Air Lines, Inc. 2001-1 A2
7.11%	03/18/13		3,611,000	3,664,149
Delta Air Lines, Inc. Term Loan 1st Lien
7.79%	05/01/12	[5]	1,500,000	1,459,688
Northwest Air Dip
7.15%	05/21/12	[5]	5,940,000	5,668,245
Northwest Airlines, Inc.
6.84%	04/01/11		1,500,000	1,501,586
Saint Acquisition Corp.
12.50%	05/15/17	[3]	250,000	168,750
Swift Transportation Co. Term Loan
9.48%	05/06/14	[5]	220,930	201,638
United Air Lines, Inc.
6.60%	09/01/13		396,123	397,159
7.13%	02/01/14	[5]	497,500	473,480
United Air Lines, Inc. 2001-1 A2
6.20%	03/01/10		2,547,224	2,540,856

				43,110,861

Total Corporates
(Cost $383,166,614)				380,255,024

MORTGAGE-BACKED — 32.27%**
Commercial Mortgage-Backed — 0.77%
CS First Boston Mortgage Securities Corp. 2004-C2 A1
3.82%	05/15/36		9,026,997	8,744,597
CS First Boston Mortgage Securities Corp. 2004-C5 A2
4.18%	11/15/37		5,800,000	5,708,739

				14,453,336

Non-Agency Mortgage-Backed — 18.41%
Banc of America Funding Corp. 2007-5 3A1
6.00%	07/25/37	†	14,374,007	14,513,225
Banc of America Mortgage Securities, Inc. 2005-2 1A6
5.50%	03/25/35		21,418,529	21,318,575
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	[3],[4],†	3,304,676	891,746
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[3],[4],†	3,326,943	897,754
BlackRock Capital Finance LP 1997-R2 AP
9.51%	12/25/35	[2],[3]	21,314	21,314
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[2]	10,567,788	10,415,837
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	[2],†	24,757,125	24,343,217
Chase Mortgage Finance Corp. 2007-S2 1A7
6.00%	03/25/37		28,647,000	28,712,590
Chevy Chase Mortgage Funding Corp. 2005-2A A1 (STEP)
5.31%	05/25/36	[2],[3],†	5,579,297	5,415,448
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		67,554	68,145
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[2]	322,163	319,477
Countrywide Alternative Loan Trust 2005-14 4X (IO)
1.89%	05/25/35	[4],[6],†	10,798,208	235,450
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	2,868,462	2,829,021
Countrywide Alternative Loan Trust 2005-59 1A1
5.87%	11/20/35	[2]	5,770,005	5,651,326
Countrywide Alternative Loan Trust 2005-59 2X (IO)
1.79%	11/20/35	[4],[6]	26,613,338	910,060
Countrywide Alternative Loan Trust 2006-OA9 X1P (IO)
2.21%	07/20/46	[4],[6]	4,527,709	206,142
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		19,002,177	19,131,240
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.01%	05/20/46	[4]	35,155,848	1,544,823
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	1,300,628	1,292,388
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
2.57%	01/25/26	[2],[3],[4],†	211,929	267

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
5.71%	03/19/45	[2]	$5,748,927	$5,623,723
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
5.92%	04/19/47	[2],†	20,625,129	20,257,739
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.42%	03/19/35	[4],[6]	13,619,307	238,338
Harborview Mortgage Loan Trust 2005-10 X (IO)
1.56%	11/19/35	[2],[4]	24,361,779	555,753
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
1.89%	03/19/37	[2],[4]	5,676,277	198,670
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
2.23%	05/19/47	[2],[4]	6,658,204	209,109
Impac CMB Trust 2005-5 A1 (STEP)
5.45%	08/25/35		9,025,674	8,984,121
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
5.52%	12/25/34	[2]	2,701,796	2,653,297
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.65%	12/25/34	[4],[6]	9,686,176	180,102
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
5.53%	11/25/34	[2]	6,268,645	6,150,500
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
7.75%	01/25/34	[2]	573,086	580,436
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
7.09%	06/25/34	[2]	768,184	767,079
MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1A
6.36%	12/25/46	[2]	25,296,547	24,607,725
MASTR Seasoned Securities Trust 2004-1 4A1
6.24%	10/25/32	[2]	2,201,542	2,229,159
MASTR Seasoned Securities Trust 2005-1 4A1
6.02%	10/25/32	[2]	3,974,124	4,029,407
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		1,914,923	1,960,754
Residential Asset Mortgage Products, Inc. 2004-SL4 A3
6.50%	07/25/32		5,161,747	5,298,193
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		10,176,196	10,311,349
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		18,692,686	18,899,444
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
7.65%	12/27/35	[2]	23,955,181	24,019,350
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.75%	04/25/47	[2]	18,605,274	18,110,536
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.12%	01/25/33	[2]	1,845,280	1,840,969
Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A21
5.46%	01/25/45	[2]	2,327,695	2,284,102
Washington Mutual Mortgage Pass-Through Certificates 2006-AR19 1A
5.72%	01/25/47	[2],†	26,249,453	25,830,269
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X (IO)
0.36%	06/25/46	[4],[6]	367,333,763	2,354,032
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
5.78%	07/25/46	[2],†	13,309,780	13,112,143
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		4,583,328	4,473,896

				344,478,240

U.S. Agency Mortgage-Backed — 13.09%
Fannie Mae 1993-95 SB
15.05%	06/25/08	[2]	21,242	21,923
Fannie Mae 1997-44 SB (IO)
2.72%	06/25/08	[2]	245,058	2,405
Fannie Mae 1997-76 FS
6.20%	09/17/27	[2]	92,549	92,306
Fannie Mae 2001-60 JZ
6.00%	03/25/31		149,141	149,082
Fannie Mae 2003-90 UD (IO)
5.50%	10/25/26		6,276,713	317,144
Fannie Mae 2006-B2 AB
5.50%	05/25/14		16,049,458	16,095,778
Fannie Mae Pool 555177
4.83%	01/01/33	[2]	162,645	163,105
Fannie Mae Pool 567002
8.00%	05/01/23		231,997	244,161
Fannie Mae Pool 691241
5.65%	04/01/37	[2]	10,684,123	10,623,466
Fannie Mae Pool 735686
6.50%	12/01/22		5,835,411	5,961,158
Fannie Mae Pool 745383
4.55%	12/01/35	[2]	6,471,255	6,492,377
Fannie Mae Pool 770333
5.39%	04/01/34	[2]	3,623,129	3,685,331
Fannie Mae Pool 770900
5.20%	04/01/34	[2]	1,996,631	2,013,505

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 785307
6.12%	07/01/34	[2]	$4,780,512	$4,812,937
Fannie Mae Pool 805256
4.10%	01/01/35	[2]	7,065,007	7,118,578
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	5,219,800	5,181,492
Fannie Mae Pool 887714
6.12%	08/01/36	[2]	17,904,457	18,158,920
Fannie Mae Pool 888256
5.86%	02/01/37	[2]	15,116,890	15,187,799
Fannie Mae Pool 888412
7.00%	04/01/37		19,560,758	20,048,467
Fannie Mae Pool 942553
5.95%	08/01/37	[2]	26,794,087	26,836,622
Fannie Mae Prepayment Link Note 2005-2 1
4.00%	02/25/10		7,861,151	7,742,204
Freddie Mac 2174 PN
6.00%	07/15/29		5,855,645	5,939,388
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		1,242,784	135,545
Freddie Mac 3205 PB
6.00%	08/15/29		16,145,000	16,450,869
Freddie Mac Gold A24156
6.50%	10/01/31		2,321,971	2,379,855
Freddie Mac Gold C46104
6.50%	09/01/29		74,513	76,537
Freddie Mac Gold G02461
6.50%	11/01/36		18,310,647	18,645,405
Freddie Mac Gold G11707
6.00%	03/01/20		4,737,848	4,808,918
Freddie Mac Gold P50019
7.00%	07/01/24	†	127,423	131,839
Freddie Mac Non Gold Pool 1B1928
6.22%	08/01/34	[2]	4,962,759	5,000,042
Freddie Mac Non Gold Pool 1L0113
6.94%	05/01/35	[2]	4,016,583	4,112,792
Freddie Mac Non Gold Pool 1Q0196
5.93%	02/01/37	[2]	23,592,478	23,872,113
Freddie Mac Non Gold Pool 781469
5.12%	04/01/34	[2]	3,363,491	3,411,536
Freddie Mac Non Gold Pool 786781
7.79%	08/01/29	[2]	278,448	285,243
Freddie Mac Non Gold Pool 847288
5.09%	05/01/34	[2]	6,105,147	6,219,259
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		1,737,792	190,255
Ginnie Mae 2003-40 IW (IO)
5.50%	07/20/29		1,547,320	31,867
Ginnie Mae I Pool 422972
6.50%	07/15/29		88,374	90,648
Ginnie Mae II Pool 1849
8.50%	08/20/24		2,668	2,878
Ginnie Mae II Pool 2020
8.50%	06/20/25		7,557	8,158
Ginnie Mae II Pool 2286
8.50%	09/20/26		5,398	5,805
Ginnie Mae II Pool 2487
8.50%	09/20/27		26,926	28,954
Ginnie Mae II Pool 80589
6.50%	03/20/32	[2]	379,522	384,075
Ginnie Mae II Pool 80968
6.00%	07/20/34	[2]	1,826,667	1,842,913

				245,003,654

Total Mortgage-Backed
(Cost $612,582,354)				603,935,230

U.S. AGENCY SECURITIES — 9.87%
Fannie Mae
3.13%	03/16/09		10,673,000	10,477,631
4.63%	12/15/09		16,210,000	16,290,904
4.88%	04/15/09		9,930,000	9,996,412
5.30%	02/22/11		9,985,000	10,014,236
7.13%	06/15/10		2,164,000	2,312,145
Federal Home Loan Bank
4.38%	10/03/08		9,850,000	9,814,028
5.00%	09/18/09		5,590,000	5,657,790
5.25%	08/05/09		33,325,000	33,829,840
5.51%	04/30/09		14,470,000	14,470,000
Freddie Mac
5.25%	10/06/11		8,050,000	8,107,429
5.25%	04/03/12		17,385,000	17,554,382
5.35%	11/14/11		22,600,000	22,804,507
5.75%	03/15/09		9,575,000	9,750,376
6.63%	09/15/09		13,165,000	13,715,534

Total U.S. Agency Securities
(Cost $183,033,328)				184,795,214

U.S. TREASURY SECURITIES — 1.34%
U.S. Treasury Notes — 1.34%
U.S. Treasury Notes
3.50%	11/15/09		25,297,000	25,059,866

Total U.S. Treasury Securities
(Cost $25,042,600)				25,059,866

Total Bonds – 82.38%
(Cost $1,574,831,821)				1,541,836,786

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Shares	Value
PREFERRED STOCK — 0.16%
Finance — 0.16%
Woodbourne Pass-Through Trust
6.92%	12/31/49	[2,3]	30	$3,020,625

Total Preferred Stock
(Cost $3,000,000)				3,020,625

			Contracts
CALL OPTIONS PURCHASED — 0.29%
Futures — 0.29%
90 Day Euro Futures, Call Strike $94.875, expires 12/22/07			3,400	2,975,000
90 Day Euro Futures, Call Strike $95.75, expires 06/21/08			3,400	2,401,250

				5,376,250

Total Call Options Purchased
(Cost $2,830,500)				5,376,250

PUT OPTIONS PURCHASED — 0.01%
Futures — 0.01%
90 Day Euro Futures, Put Strike $94.50, expires 12/22/07
			3,500	65,625

Total Put Options Purchased
(Cost $1,496,250)				65,625

Issues			Notional Amount (000’s)
PURCHASED SWAPTIONS — 0.44%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			115,942,000	887,768

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.69% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

			122,743,000	998,514

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

			56,890,000	512,010

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

			150,713,000	1,400,259

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

			128,837,000	1,317,938

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			14,622,000	443,301

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

			7,361,000	284,871

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.10% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

			15,752,000	653,184

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.20% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

			19,546,000	906,254

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

			16,998,000	892,584

Total Purchased Swaptions
(Cost $6,213,360)				8,296,683

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
SHORT TERM INVESTMENTS — 18.81%
Commercial Paper — 11.73%
Bank of America
4.80%[7]	10/25/07	$23,345,000	23,270,296
5.28%[7]	10/09/07	3,497,000	3,492,897
BNP Paribas Finance, Inc.
0.00%[7]	10/05/07 [6]	6,500,000	6,495,952
4.95%[7]	10/22/07	28,040,000	27,959,034
General Electric Capital Corp.
4.75%[7]	10/25/07	36,770,000	36,653,562
JPMorgan Chase & Co.
4.75%[7]	10/10/07	18,665,000	18,640,502
Rabobank USA Financial Corp.
5.25%[7]	10/15/07	14,000,000	13,971,417
5.38%[7]	10/12/07	14,155,000	14,131,731
Societe Generale North America
5.49%[7]	10/09/07	10,260,000	10,247,483
5.64%[7]	10/09/07	17,080,000	17,058,593
5.71%[7]	10/05/07	9,310,000	9,304,093
UBS Finance Corp.
5.00%[7]	10/30/07	1,920,000	1,912,274
5.22%[7]	10/15/07	17,500,000	17,464,475
5.45%[7]	10/11/07	18,910,000	18,881,372

			219,483,681

Money Market Fund — 6.94%
Bank of New York Cash Reserves		6,039,996	6,039,996
Dreyfus Cash Management Fund		38,801,000	38,801,000
JPMorgan Prime Money Market Fund		85,042,992	85,042,992

			129,883,988

U.S. Agency Discount Notes — 0.14%
Federal Home Loan Bank
4.60%[7]	10/17/07	295,000	294,397
Freddie Mac
4.70%[7]	10/22/07 [8]	2,400,000	2,393,420

			2,687,817

Total Short Term Investments
(Cost $352,055,487)			352,055,486

Total Investments – 102.09%
(Cost $1,940,427,418)[1]			$1,910,651,455

Liabilities in Excess of Other Assets – (2.09)%			(39,141,721)

Net Assets – 100.00%			$1,871,509,734

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
90 Day Euro Futures, Written Strike $95.25, expires 12/22/07	(3,740)	$(1,036,150)	$(1,332,375)
90 Day Euro Futures, Written Strike $95.75, expires 06/20/09	(3,400)	(1,776,500)	(2,337,500)
90 Day Euro Futures, Written Strike $95.75, expires 12/22/07	(3,400)	(816,000)	(1,742,500)

Total Call Options Written		(3,628,650)	(5,412,375)

WRITTEN PUT OPTIONS
90 Day Euro Futures, Written Strike $94.25, expires 12/22/07	(6,300)	(1,244,250)	(39,375)

Total Written Put Options		(1,244,250)	(39,375)

Issues	Notional Amount (000’s)
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	56,000	(1,260,000)	(1,129,867)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.01% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	60,000	(1,392,000)	(1,537,368)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	28,000	(575,556)	(697,200)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.14% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	74,000	(1,589,806)	(2,122,202)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	64,000	(1,394,624)	(1,980,582)

Total Written Swaptions		(6,211,986)	(7,467,219)

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
4	U.S. Treasury Five Year Note, December 2007	$(2,085)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
425	U.S. Treasury Two Year Note, December 2007	$456,347

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.88% semi-annually. Counterparty: Citigroup, Inc.
	11/15/09	$8,530	$22,772
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.81% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	11/15/09	8,800	16,826
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.47% semi-annually. Counterparty: Credit Suisse Group
	11/15/09	21,100	589,870
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.45% semi-annually. Counterparty: Barclays Capital, Inc.
	11/16/09	24,400	615,017
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.04% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	11/30/09	5,800	56,914
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.08% semi-annually. Counterparty: CS First Boston.
	11/30/09	5,850	75,118
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.14% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	11/30/09	5,800	70,641
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	04/19/17	5,900	328,927
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/09/17	6,000	149,398

The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/18/17	24,800	627,894

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/24/17	9,900	346,098
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 9.28% annually. Counterparty: Lehman Brothers Holdings, Inc.
	06/05/17	8,700	903,800
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	7,000	(161,207)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	3,320	(212,656)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	05/25/22	7,000	(195,923)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/04/22	6,130	(195,283)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.91% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/12/22	6,000	(73,336)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.25% quarterly. Counterparty: Citigroup, Inc.
	08/21/22	1,100	(7,339)

			2,957,531

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event of default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	$3,000	$20,066
Pay a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of HD, 3.75% due 09/15/09. Counterparty: Morgan Stanley
	09/20/12	4,250	13,595
Pay a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LTD, 6.13% due 12/01/12. Counterparty: Citigroup, Inc.
	09/20/12	4,500	16,503
Pay a fix rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of M, 6.63% due 04/01/11. Counterparty: Citigroup, Inc.
	09/20/12	4,500	757

Pay a fixed rate equal to 0.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	5,250	81,234

Pay a fixed rate equal to 1.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	2,775	59,231

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: CS First Boston.

	12/20/12	3,550	84,780

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	6,225	148,428

Pay a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Barclays Capital, Inc.

	12/20/12	15,000	320,024

Pay a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: CS First Boston.

	12/20/12	13,000	277,354

Pay a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the FGIC Monoline AAA, due 12/20/12. Counterparty: Deutsche Bank AG.

	12/20/12	5,000	10,841
Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the FGIC Monoline AAA, due 12/20/12. Counterparty: UBS AG
	12/20/12	5,000	21,885
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	4,000	(797)

Pay a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/14	6,750	51,339
Pay a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GS, 6.60% due 01/15/12. Counterparty: UBS AG
	09/20/14	3,500	(69,057)
Pay a fixed rate equal to 0.47% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: CS First Boston
	09/20/14	4,000	(50,377)
Pay a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of GS, 6.60% due 01/15/12. Counterparty: CS First Boston
	09/20/14	4,500	9,337
Pay a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of GS, 6.60% due 01/15/12. Counterparty: JPMorgan Chase & Co.
	12/20/14	2,000	(24,791)

			970,352

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 1.05% and the Fund will pay to the counterparty at par including interest accrued in the event of default of CVC, 8.00% due 04/15/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	5,900	(17,408)

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of HCA, 6.95% due 05/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	5,900	741

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of RHD, 8.88% due 2016. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	5,900	6,257
Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: UBS AG.
	01/25/38	10,000	(439,611)

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	$12,080	$(1,456,848)
(1,906,869)

Notes:

[1]	Cost for Federal income tax purposes is $1,940,427,418 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$11,155,731
Gross unrealized depreciation	(40,931,694)

Net unrealized (depreciation)	$(29,775,963)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2007 was $217,140,402 representing 11.60% of total net assets.

[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 8.36%, 07/13/14	$247,578	$243,333	0.01%
06/01/07	Carestream Health, Inc. Term Loan, 10.59%, 10/30/13	506,548	478,958	0.03%
06/30/06	Cebridge 2nd Lien(PIK), 11.36%, 05/05/14	7,275,002	7,061,746	0.38%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 7.70%, 03/01/14	502,985	479,610	0.03%
08/09/07	Community Health Systems, Inc. 1st Lien, 7.76%, 07/25/14	243,540	246,047	0.01%
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	2,500,000	2,493,750	0.13%
04/25/07	Delta Air Lines, Inc. Term Loan 1st Lien, 7.79%, 05/01/12	1,500,000	1,459,688	0.08%
11/14/06	HCA Term Loan B, 7.45%, 11/17/13	2,090,683	2,054,096	0.11%
08/21/06	Northwest Air Dip, 7.15%, 05/21/12	5,940,000	5,668,245	0.30%
06/04/07	Rental Services Term Loan 2nd Lien, 8.86%, 11/30/13	255,065	243,750	0.01%
06/28/07	Surgical Care Affiliates, Inc. Term Loan, 7.43%, 12/29/14	250,000	239,375	0.01%
06/14/07	Swift Transportation Co. Term Loan, 9.48%, 05/06/14	220,930	201,638	0.01%
06/27/07	TL Acquisitions(Thompson)Term Loan B, 8.10%, 07/09/14	742,715	728,750	0.04%
02/01/07	United Air Lines, Inc., 7.13%, 02/01/14	497,500	473,480	0.03%
06/12/07	Univision Communications, Inc. 1st Lien Strip, 7.61%, 03/15/14	249,826	238,386	0.01%

		$23,022,372	$22,310,852	1.19%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2007.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $189,392,473 which is 10.12% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(PIK): Payment in kind

(STEP): Step coupon bond

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.46%
ASSET-BACKED SECURITIES — 10.74%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$7,816	$7,773
Bayview Financial Acquisition Trust 2005-A A1 (STEP)
5.63%	02/28/40	2,3,†	1,500,000	1,470,105
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.63%	12/28/40	2,3,†	1,500,000	1,378,827
Birch Real Estate CDO Ltd. 1A A1
5.16%	02/10/38	3,†	650,000	615,656
Conseco Finance 2001-D A5 (STEP)
6.19%	11/15/32		284,037	284,190
Conseco Finance 2002-A A5 (STEP)
7.05%	04/15/32		313,593	314,333
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,3,†	345,223	328,502
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[2]	259,667	248,824
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		118	97
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		1,134,691	1,059,323
HPSC Equipment Receivables LLC 2003-1A F
13.95%	07/20/11	3,†	46,867	46,431
JPMorgan RV Marine Trust 2004-1A A1
3.12%	04/15/11	[3]	48,956	48,799
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	55,279	55,086
Mid-State Trust 11 A1
4.86%	07/15/38		1,484,629	1,389,677
Mid-State Trust 2004-1 B
8.90%	08/15/37		288,630	298,981
Mid-State Trust 2005-1 M2
7.08%	01/15/40		365,466	351,976
Morgan Stanley ABS Capital I 2006-HE6 A2B
5.23%	09/25/36	[2]	270,000	267,933
Oakwood Mortgage Investors, Inc. 1997-A A5
7.13%	05/15/27		33,152	33,162
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[2]	218,842	171,374
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	260,737	213,513
Oakwood Mortgage Investors, Inc. 2002-B A1
5.98%	05/15/13	[2]	49,660	45,314
Structured Asset Receivables Trust 2003-1
5.86%	01/21/10	2,3,†	301,562	301,580
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,3]	113,153	111,835
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3]	800,000	742,423
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	[2,3]	985,034	967,496
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	3,657	3,233
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		184,553	183,878

Total Asset-Backed Securities
(Cost $11,572,546)				10,940,321

CORPORATES — 20.64%*
Automotive — 2.67%
Delphi Dip 2nd Lien
8.13%	12/31/07	[4]	500,000	498,750
Ford Motor Credit Co. LLC
6.63%	06/16/08		100,000	99,261
7.25%	10/25/11		416,000	390,172
7.38%	02/01/11		123,000	117,946
8.11%	01/13/12	[2]	300,000	283,726
8.63%	11/01/10		319,000	316,455
GMAC LLC
6.63%	05/15/12		600,000	560,405
6.88%	09/15/11		474,000	451,469

				2,718,184

Banking — 2.02%
Banponce Trust I
8.33%	02/01/27		500,000	520,815
CS First Boston/London
0.00%	03/24/10	[2,3]	608,000	588,240
0.00%	03/24/10	[2,3]	334,000	323,145
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	120,000	111,672
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	280,000	261,688
8.75%	11/28/21	[2]	257,000	249,496

				2,055,056

Communications — 0.66%
Qwest Corp.
5.63%	11/15/08		489,000	490,834
7.88%	09/01/11		175,000	184,625

				675,459

Electric — 2.90%
Appalachian Power Co.
3.60%	05/15/08		600,000	592,673

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Cedar Brakes II LLC
9.88%	09/01/13	[3]	$533,026	$594,576
Entergy Louisiana LLC
5.83%	11/01/10		698,000	697,493
FPL Energy National Wind
5.61%	03/10/24	[3]	659,999	651,513
Power Receivables Finance LLC
6.29%	01/01/12	[3]	402,086	414,433

				2,950,688

Finance — 4.67%
Capital One Financial Corp.
5.70%	09/15/11		780,000	781,978
Countrywide Financial Corp. B (MTN)
5.43%	03/24/09	[2]	125,000	117,593
Countrywide Home Loans, Inc. (MTN)
4.00%	03/22/11		175,000	156,814
4.25%	12/19/07		150,000	148,272
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[2]	502,000	501,808
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	271,000	275,284
0.00%	06/20/16	[2]	452,000	495,722
Lehman Brothers Holdings, Inc. I (MTN)
8.92%	02/16/17	[2]	260,000	246,469
Merrill Lynch & Co., Inc.
8.95%	05/18/17	[2]	380,000	353,875
9.57%	06/06/17	[2]	272,000	265,880
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	380,000	379,297
Pemex Finance Ltd.
8.88%	11/15/10		325,000	340,539
Residential Capital LLC
6.22%	06/09/08	[2]	387,000	356,524
7.46%	04/17/09	[2]	200,000	170,250
7.60%	05/22/09	[2]	133,000	113,216
9.19%	04/17/09	[2,3]	80,000	56,100

				4,759,621

Health Care — 0.48%
HCA Term Loan B
7.45%	11/17/13	[4]	496,250	487,566

Insurance — 1.69%
Allied World Assurance Holdings Ltd.
7.50%	08/01/16		244,000	256,227
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		375,000	374,062
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	440,000	432,153
Stingray Pass-Through Trust
5.90%	01/12/15	[3]	225,000	167,625
ZFS Finance USA Trust I
6.15%	12/15/65	[3]	500,000	495,595

				1,725,662

Natural Gas — 0.43%
Southern Union Co.
7.20%	11/01/66	[2]	435,000	439,158

Real Estate Investment Trust (REIT) — 2.85%
Colonial Realty LP
4.75%	02/01/10		586,000	577,840
CPG Partners LP
8.25%	02/01/11		330,000	361,776
HCP, Inc.
5.95%	09/15/11		800,000	809,165
7.07%	06/08/15		160,000	162,034
Highwoods Properties, Inc.
7.13%	02/01/08		790,000	792,380
Prime Property Fund, Inc.
5.60%	06/15/11	[3]	206,000	207,083

				2,910,278

Transportation — 2.27%
American Airlines, Inc. 2005-1 G
5.11%	09/29/12	3,†	468,392	463,550
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		314,864	311,990
Continental Airlines, Inc. 1999-2 A1
7.26%	09/15/21		189,144	195,876
Delta Air Lines, Inc. 2000-1 A1
7.38%	11/18/11		176,115	177,942
Delta Air Lines, Inc. 2001-1 A2
7.11%	03/18/13		400,000	405,887
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23		533,583	536,823
United Air Lines, Inc. 2001-1 A1
6.07%	09/01/14		37,979	38,173
United Air Lines, Inc. 2001-1 A2
6.20%	03/01/10		180,621	180,170

				2,310,411

Total Corporates
(Cost $21,227,763)				21,032,083

MORTGAGE-BACKED — 32.34%**
Commercial Mortgage-Backed — 5.89%
Banc of America Commercial Mortgage, Inc. 2006-4 AM
5.68%	07/10/46		1,070,000	1,065,182
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		1,305,000	1,361,401

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

	Maturity		Principal
Issues	Date		Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities, Inc. 2004-PWR6 A6
4.83%	11/11/41		$1,300,000	$1,254,743
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.99%	06/10/46	[2]	1,070,000	1,080,581
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[2]	1,300,000	1,245,115

				6,007,022

Non-Agency Mortgage-Backed — 11.49%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[2]	1,040,121	1,026,679
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		241,739	235,911
Chevy Chase Mortgage Funding Corp. 2004-1A A1
5.41%	01/25/35	2,3,†	623,636	615,846
Chevy Chase Mortgage Funding Corp. 2005-2A A1 (STEP)
5.31%	05/25/36	2,3,†	736,451	714,823
Countrywide Alternative Loan Trust 2005-14 4X (IO)
1.89%	05/25/35	5,6,†	788,643	17,196
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	435,235	429,251
Countrywide Alternative Loan Trust 2005-27 3A2
6.08%	08/25/35	[2]	53,589	52,467
Countrywide Alternative Loan Trust 2005-59 2X (IO)
1.79%	11/20/35	[5,6]	2,202,799	75,326
Countrywide Alternative Loan Trust 2005-72 A1 (STEP)
5.40%	01/25/36	[2]	1,241,233	1,214,687
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.01%	05/20/46	[6]	2,792,925	122,727
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	130,063	129,239
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.07%	08/25/34	[2]	793,316	779,149
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		179,878	179,420
First Horizon Asset Securities, Inc. 2003-10 2A1
4.75%	01/25/19		791,784	766,149
First Union Commercial Mortgage Trust 1999-C1 A2
6.07%	10/15/35		534,425	537,494
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.42%	03/19/35	[5,6]	967,062	16,924
Harborview Mortgage Loan Trust 2005-10 X (IO)
1.56%	11/19/35	[2,6]	2,533,423	57,794
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.65%	12/25/34	[5,6]	690,431	12,838
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.46%	10/25/34	[2]	275,164	275,256
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
5.53%	11/25/34	[2]	159,372	156,369
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		266,498	271,395
Morgan Stanley Capital I 2006-HQ8 A4
5.56%	03/12/44	[2]	1,150,000	1,150,882
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		120,169	126,610
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		140,497	143,860
Residential Asset Securitization Trust 2004-IP2 2A1
5.25%	12/25/34	[2]	196,330	195,933
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.75%	04/25/47	[2]	1,007,671	980,876
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.12%	01/25/33	[2]	105,239	104,993
Washington Mutual Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		135,449	137,787
Wells Fargo Mortgage Backed Securities Trust 2006-4 2A2
5.50%	04/25/36		1,220,204	1,183,303

				11,711,184

U.S. Agency Mortgage-Backed — 14.96%
Fannie Mae 1993-225 SG
5.69%	12/25/13	[2]	236,590	244,938
Fannie Mae 1993-80 S
4.58%	05/25/23	[2]	45,687	44,587
Fannie Mae 1994-55 S
13.15%	12/25/23	[2]	27,541	28,729
Fannie Mae 2001-52 YZ
6.50%	10/25/31		839,684	863,636

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		$200,831	$14,015
Fannie Mae 2006-B2 AB
5.50%	05/25/14		1,140,846	1,144,139
Fannie Mae Pool 253974
7.00%	08/01/31		58,894	60,681
Fannie Mae Pool 527247
7.00%	09/01/26		230	239
Fannie Mae Pool 545646
7.00%	09/01/26		151	157
Fannie Mae Pool 549740
6.50%	10/01/27		134,546	137,615
Fannie Mae Pool 701297
4.50%	03/01/33	[2]	629,523	630,988
Fannie Mae Pool 735686
6.50%	12/01/22		442,956	452,501
Fannie Mae Pool 735861
6.50%	09/01/33		644,837	661,532
Fannie Mae Pool 764388
4.96%	03/01/34	[2]	505,448	497,526
Fannie Mae Pool 770869
5.26%	04/01/34	[2]	1,053,020	1,062,267
Fannie Mae Pool 776708
5.00%	05/01/34		1,259,039	1,204,351
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	394,775	391,878
Fannie Mae Pool 895606
5.76%	06/01/36	[2]	968,237	962,652
Fannie Mae Pool 939419
5.64%	05/01/37	[2]	1,123,272	1,128,165
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	16,538
Freddie Mac 2174 PN
6.00%	07/15/29		427,247	433,357
Freddie Mac 2451 SP
4.28%	05/15/09	[2]	55,105	55,451
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		289,998	31,629
Freddie Mac Gold A33262
5.50%	02/01/35		236,964	232,591
Freddie Mac Gold G01548
7.50%	07/01/32		1,273,704	1,339,931
Freddie Mac Gold G01673
5.50%	04/01/34		98,444	96,770
Freddie Mac Gold G02366
6.50%	10/01/36		1,416,725	1,446,993
Freddie Mac Gold P50019
7.00%	07/01/2	4,†	25,897	26,794
Freddie Mac Non Gold Pool 1B3413
5.95%	05/01/37	[2]	1,593,860	1,606,293
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		196,268	21,488
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		171,805	3,942
Ginnie Mae 2004-8 SE
4.04%	11/26/23	[2]	271,477	253,353
Ginnie Mae II Pool 80968
6.00%	07/20/34	[2]	142,957	144,228

				15,239,954

Total Mortgage-Backed
(Cost $33,093,774)				32,958,160

U.S. TREASURY SECURITIES — 28.74%
U.S. Treasury Notes — 28.74%
U.S. Treasury Notes
3.38%	10/15/09		2,562,000	2,533,580
4.25%	11/15/14		9,026,000	8,942,094
4.50%	03/31/12		4,512,000	4,568,048
4.75%	01/31/12		3,571,000	3,653,861
4.75%	05/31/12		2,778,000	2,842,025
4.88%	04/30/11		6,096,000	6,255,545
4.88%	02/15/12		472,000	486,234

				29,281,387

Total U.S. Treasury Securities
(Cost $28,604,927)				29,281,387

Total Bonds – 92.46%
(Cost $94,499,010)				94,211,951

			Contracts
CALL OPTIONS PURCHASED — 0.31%
Futures — 0.31%
90 Day Euro Futures, Call Strike $94.875, expires 12/22/07
			200	175,000
90 Day Euro Futures, Call Strike $95.75, expires 06/21/08
			200	141,250

				316,250

Total Call Options Purchased
(Cost $166,500)				316,250

PUT OPTIONS PURCHASED — 0.00%
Futures — 0.00%
90 Day Euro Futures, Put Strike $94.50, expires 12/22/07
			200	3,750

Total Put Options Purchased
(Cost $85,500)				3,750

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.52%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	8,282,000	$63,415

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.69% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	8,183,000	66,569

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	4,064,000	36,576

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	8,147,000	75,693

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	8,052,000	82,368

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	1,044,000	31,651

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	526,000	20,356

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.10% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	1,050,000	43,540

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.20% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	1,057,000	49,008

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	1,062,000	55,767

Total Purchased Swaptions
(Cost $397,104)		524,943

Issues	Maturity Date		Principal Amount
SHORT TERM INVESTMENTS — 6.75%
Commercial Paper — 2.55%
Societe Generale North America
5.64%[7]	10/09/07		$1,995,000	1,992,566
UBS Finance Corp.
5.45%[7]	10/11/07		605,000	604,084

				2,596,650

Money Market Fund — 3.50%
JPMorgan Prime Money Market Fund			3,566,295	3,566,295

U.S. Agency Discount Notes — 0.70%
Federal Home Loan Bank
4.62%[7]	10/19/07		570,000	568,683
Freddie Mac
4.70%[7]	10/22/07	[8]	150,000	149,589

				718,272

Total Short Term Investments
(Cost $6,881,217)				6,881,217

Total Investments – 100.04%
(Cost $102,029,331)[1]				101,938,111

Liabilities in Excess of Other Assets – (0.04)%				(45,222)

Net Assets – 100.00%				$101,892,889

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
90 Day Euro Futures, Call Strike $95.25, expires 12/22/07	(20)	$(6,450)	$(7,125)
90 Day Euro Futures, Written Strike $95.25, expires 12/22/07	(200)	(54,500)	(71,250)
90 Day Euro Futures, Written Strike $95.75, expires 06/20/09	(200)	(104,500)	(137,500)
90 Day Euro Futures, Written Strike $95.75, expires 12/22/07	(200)	(48,000)	(102,500)

Total Call Options Written		(213,450)	(318,375)

WRITTEN PUT OPTIONS
90 Day Euro Futures, Written Strike $94.25, expires 12/22/07	(360)	(71,100)	(2,250)

Total Written Put Options		(71,100)	(2,250)

Issues	Notional Amount (000’s)
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	(4,000,000)	(90,000)	(80,705)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.01% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	(4,000,000)	(92,800)	(102,491)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	(2,000,000)	(41,111)	(49,800)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.14% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	(4,000,000)	(85,935)	(114,714)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	(4,000,000)	(87,163)	(123,786)

Total Written Swaptions		(397,009)	(471,496)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
57	U.S. Treasury Two Year Note, December 2007	$61,199
17	U.S. Treasury Five Year Note, December 2007	14,617

	Net unrealized appreciation	$75,816

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.88% semi-annually. Counterparty: Citigroup, Inc.
	11/15/09	$390	$1,041
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.81% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	11/15/09	400	765
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.04% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	11/30/09	390	3,817
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.08% semi-annually. Counterparty: CS First Boston.
	11/30/09	400	5,126
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.14% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	11/30/09	390	4,750
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	540	8,701
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	555	10,955
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.48% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	04/30/11	826	21,331

The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/18/17	1,600	40,509

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/24/17	$620	$21,699
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	500	(11,486)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	05/25/22	400	(11,196)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/04/22	380	(12,106)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.91% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/12/22	400	(4,889)

			79,017

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event of default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	200	1,338

Pay a fixed rate equal to 2.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	161	(8,675)

Pay a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	161	(9,372)

Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	175	(1,684)
Pay a fixed rate equal to 1.92% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: UBS AG
	09/20/12	200	(6,191)

Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.

	09/20/12	100	(2,576)
Pay a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of HD, 3.75% due 09/15/09. Counterparty: Morgan Stanley
	09/20/12	250	800
Pay a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LTD, 6.13% due 12/01/12. Counterparty: Citigroup, Inc.
	09/20/12	250	917
Pay a fix rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of M, 6.63% due 04/01/11. Counterparty: Citigroup, Inc.
	09/20/12	250	42

Pay a fixed rate equal to 0.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	550	8,510

Pay a fixed rate equal to 1.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	150	3,202

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: CS First Boston.

	12/20/12	150	3,582

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	350	8,345

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Deutsche Bank AG

	12/20/12	305	6,357

Pay a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	425	5,006
Pay a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the PHM, 7.88% due 08/01/11. Counterparty: UBS AG.
	12/20/12	250	26,143
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	250	(50)

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/14	$500	$3,803
Pay a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GS, 6.60% due 01/15/12. Counterparty: UBS AG
	09/20/14	250	(4,933)
Pay a fixed rate equal to 0.47% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: CS First Boston
	09/20/14	250	(3,149)
Pay a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of GS, 6.60% due 01/15/12. Counterparty: CS First Boston
	09/20/14	250	519

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	275	166,466

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	275	166,466

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	15	8,736

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	81	49,032

			422,634

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 1.05% and the Fund will pay to the counterparty at par including interest accrued in the event of default of CVC, 8.00% due 04/15/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	350	(1,033)

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of HCA, 6.95% due 05/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	350	44

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of RHD, 8.88% due 2016. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	350	371

Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.

	08/25/37	229	(160,780)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	126	(88,464)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	450	(315,942)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: CS First Boston
	08/25/37	95	(66,699)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
	01/25/38	25	(15,551)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	550	(342,128)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	275	(171,064)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	395	(46,900)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.

	01/25/38	160	(18,997)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	140	(16,623)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	385	(16,908)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	140	(6,155)

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG
	01/25/38	50	(31,103)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	100	(62,205)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	110	(13,266)

			(1,373,403)

Notes:

[1]	Cost for Federal income tax purposes is $102,029,331 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,976,796
Gross unrealized depreciation	(2,068,016)

Net unrealized (depreciation)	$(91,220)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2007 was $12,032,333 representing 11.81% of total net assets.

[4]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	$500,000	$498,750	0.49%
11/14/06	HCA Term Loan B, 7.45%, 11/17/13	496,250	487,566	0.48%

		$996,250	$986,316	0.97%

[5]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2007.
[6]	Illiquid security.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†	Fair valued security. The aggregate value of fair valued securities is $5,979,310 which is 5.87% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

(TBA): To be announced

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.13%
ASSET-BACKED SECURITIES — 6.49%**
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2]	$69,629	$20,321
Asset Backed Securities Corp. Home Equity 2003-HE4 M2
7.75%	08/15/33	[2]	10,582,715	9,895,642
Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)
4.89%	04/28/39		9,784,000	9,676,992
Conseco Finance 2001-C A5 (STEP)
6.79%	08/15/33		7,396,911	7,404,065
Countrywide Home Equity Loan Trust 2005-M A2
5.87%	02/15/36	[2]	2,240,165	2,239,905
Embarcadero Aircraft Securitization Trust 2000-A A1
6.23%	08/15/25	[2,3]	1,698,902	1,410,274
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		187,047	158,990
Genesis Funding Ltd. 2006-1A G1
5.74%	12/19/32	2,3,†	12,600,000	12,222,394
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		613,081	533,747
Greenpoint Mortgage Funding Trust 2005-HE2 A1
5.95%	04/15/30	[2]	190,767	190,762
Keystone Owner Trust 1998-P2 A5 (STEP)
7.90%	01/25/29	[3]	1,543,691	1,538,583
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[2]	42,301,863	42,546,410
Nomura Asset Acceptance Corp. 2006-S1 A1
5.27%	01/25/36	[2,3]	1,753,834	1,683,033
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	378,068	309,594
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[2]	1,900,679	1,662,454
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[2]	856,474	775,306
PAMCO CLO 1998-1A B2
6.71%	05/01/10	2,3,†	3,977,172	3,782,016
Popular ABS Mortgage Pass-Through Trust 2005-3 AF6 (STEP)
4.76%	07/25/35		5,810,000	5,458,580
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,†	7,257,636	6,610,121
Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)
5.98%	12/25/33		300,000	296,567
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		915,168	912,191
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		507,654	506,010
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
5.26%	05/25/37	[2]	35,740,816	35,453,259
Signature 5 CBO
0.00%	10/15/09	†	2,000,000	200,014
Structured Asset Receivables Trust 2003-1
5.86%	01/21/10	2,3,†	8,280,279	8,280,794
Structured Asset Receivables Trust 2003-2
5.76%	01/21/09	2,3,†	3,019,183	3,019,371
Terwin Mortgage Trust 2005-7SL A1
5.40%	07/25/35	[2,3]	432,809	427,825
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3]	15,370,000	14,263,795
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[2,3]	23,030,000	21,418,874
Terwin Mortgage Trust 2006-8 1A2
5.00%	08/25/37	[2,3]	27,500,000	27,293,750
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	[2,3]	3,257,366	3,199,371
Van Kampen CLO II Ltd.
6.59%	07/15/08	2,3,†	259,498	236,150
Vanderbilt Acquisition Loan Trust 2002-1 A4
6.57%	05/07/27	[2]	5,280,000	5,454,250
Vertical CDO Ltd. 2007-1A A1J
6.57%	04/10/47	2,3,†	8,200,000	5,502,254

Total Asset-Backed Securities
(Cost $241,165,492)				234,583,664

CORPORATES — 15.95%*
Automotive — 1.77%
Ford Motor Credit Co. LLC
7.38%	10/28/09		4,851,000	4,758,914
7.80%	06/01/12		7,750,000	7,379,589
8.00%	12/15/16		2,750,000	2,576,698
8.11%	01/13/12	[2]	3,809,000	3,602,369
9.81%	04/15/12	[2]	2,925,000	3,030,104
General Motors Corp.
7.38%	05/23/48		9,200,000	7,176,000
General Motors Corp. Strip II
0.50%	07/20/11	[4]	8,033,864	7,383,121
GMAC LLC
6.63%	05/15/12		8,706,000	8,131,474
7.82%	12/01/14	[2]	21,224,000	19,592,872

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Automotive (continued)
Metaldyne Corp.
10.00%	11/01/13		$425,000	$405,875

				64,037,016

Banking — 2.05%
Bank One Corp. (STEP)
9.88%	03/01/19		200,000	237,408
BankAmerica Capital II
8.00%	12/15/26		800,000	831,752
BankAmerica Institutional A
8.07%	12/31/26	[3]	350,000	364,122
Banponce Trust I
8.33%	02/01/27		12,175,000	12,681,845
BNP Paribas SA
9.23%	06/08/17	[2]	14,354,000	14,769,993
BNP Paribas SA (MTN)
8.25%	11/28/21	[2]	5,365,000	5,259,465
CS First Boston/London
0.00%	03/24/10	[2,3]	16,131,000	15,606,742
0.00%	03/24/10	[2,3]	6,017,000	5,821,448
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	[2]	2,500,000	2,202,500
National Capital Trust II
5.49%	12/29/49	[2,3]	2,425,000	2,247,175
Sovereign Capital Trust VI
7.91%	06/13/36		13,375,000	14,155,204

				74,177,654

Basic Industry — 0.07%
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/15	[2]	350,000	364,438
Massey Energy Co.
6.88%	12/15/13		750,000	703,125
Mosaic Co. (The)
7.38%	12/01/14	[3]	750,000	791,250
Noranda Aluminium Acquisition Corp. (PIK)
9.36%	05/15/15	[3]	750,000	708,750

				2,567,563

Communications — 0.63%
Cebridge 2nd Lien (PIK)
11.36%	05/05/14	[4]	10,938,438	10,714,200
Centennial Cellular Operating Co./Centennial Communications Corp.
10.13%	06/15/13		525,000	559,125
Charter Communications, Inc. Term Loan 3rd Lien
7.70%	03/01/14	[4]	1,000,000	959,219
Cincinnati Bell, Inc.
7.25%	07/15/13		525,000	531,562
Dex Media East LLC/Dex Media East Finance Co.
12.13%	11/15/12		650,000	695,500
Dex Media West LLC/Dex Media Finance Co.
9.88%	08/15/13		575,000	614,531
Idearc, Inc.
8.00%	11/15/16		750,000	751,875
Level 3 Financing, Inc.
12.25%	03/15/13		1,000,000	1,107,500
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		500,000	508,750
Qwest Communications International, Inc.
7.50%	02/15/14		4,000,000	4,070,000
Univision Communications, Inc. (PIK)
9.75%	03/15/15	[3]	500,000	490,000
Univision Communications, Inc. 1st Lien Strip
7.61%	03/15/14	[4]	750,000	715,156
Windstream Corp.
8.13%	08/01/13		500,000	528,750
8.63%	08/01/16		500,000	535,625

				22,781,793

Consumer Discretionary — 0.07%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	733,125
Tribune - Bridge Unsecured Delayed Drawing Term Loan
0.00%	12/31/08	[4]	2,000,000	1,965,000

				2,698,125

Consumer Products — 0.01%
Visant Holding Corp.
8.75%	12/01/13		550,000	565,125

Electric — 2.01%
Calpine CCFC I Term Loan
11.26%	08/26/09	[4]	10,397,034	10,726,276
Cedar Brakes I LLC
8.50%	02/15/14	[3]	7,355,198	7,937,362
Cedar Brakes II LLC
9.88%	09/01/13	[3]	10,479,744	11,689,861
FPL Energy American Wind LLC
6.64%	06/20/23	[3]	377,900	392,416
FPL Energy National Wind
5.61%	03/10/24	[3]	7,867,885	7,766,720
GWF Energy LLC
6.13%	12/30/11	[3]	3,563,457	3,583,993
Potomac Electric Power Co.
5.88%	10/15/08		125,000	125,917
Power Contract Financing LLC
6.26%	02/01/10	[3]	7,033,916	7,142,977
Reliant Energy, Inc.
6.75%	12/15/14		3,680,000	3,735,200
SWEPCO Capital Trust I
5.25%	10/01/43	[2]	14,325,000	14,324,255

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
TXU Electric Delivery Co.
6.07%	09/16/08	[2,3]	$5,140,000	$5,088,898

				72,513,875

Energy — 0.30%
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		500,000	506,250
Chesapeake Energy Corp.
7.00%	08/15/14		500,000	505,625
Corral Finans AB (PIK)
10.36%	04/15/10	[3]	504,569	481,863
Energy Partners Ltd.
9.75%	04/15/14	[3]	1,000,000	965,000
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[3]	500,000	500,000
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[3]	550,000	540,375
NRG Energy, Inc.
7.38%	01/15/17		1,000,000	1,002,500
OPTI Canada, Inc.
7.88%	12/15/14	[3]	750,000	753,750
Pogo Producing Co.
7.88%	05/01/13		250,000	260,000
Pride International, Inc.
7.38%	07/15/14		250,000	257,500
Sabine Pass LNG LP
7.25%	11/30/13		5,000,000	4,950,000

				10,722,863

Finance — 3.18%
ABX Financing Co.
6.35%	10/15/36	[3]	9,800,000	9,526,737
Countrywide Financial Corp. B (MTN)
5.43%	03/24/09	[2]	3,035,000	2,855,170
Countrywide Home Loans, Inc. (MTN)
4.00%	03/22/11		8,335,000	7,468,819
4.25%	12/19/07		13,684,000	13,526,333
Kelson 1st Lien
8.45%	03/16/13	[4]	4,000,000	3,737,144
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[2]	11,424,000	11,419,636
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	6,493,000	6,595,648
0.00%	06/20/16	[2]	10,132,000	11,112,079
Lehman Brothers Holdings, Inc. I (MTN)
8.92%	02/16/17	[2]	7,030,000	6,664,145
Merrill Lynch & Co., Inc.
9.57%	06/06/17	[2]	8,040,000	7,859,100
Onbank Capital Trust I
9.25%	02/01/27		10,200,000	10,710,579
Pemex Finance Ltd.
8.88%	11/15/10		325,000	340,539
Residential Capital LLC
6.22%	06/09/08	[2]	10,171,000	9,370,034
7.46%	04/17/09	[2]	3,845,000	3,273,056
7.60%	05/22/09	[2]	925,000	787,406
9.19%	04/17/09	[2,3]	603,000	422,854
TL Acquisitions (Thompson) Term Loan
8.10%	07/09/14	[4]	2,000,000	1,943,334
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	7,331,000	7,164,586

				114,777,199

Gaming — 0.03%
Majestic Star Casino LLC/Majestic Star Casino Capital Corp.
9.50%	10/15/10		250,000	241,250
Pinnacle Entertainment, Inc.
8.25%	03/15/12		275,000	279,812
Wimar Opco LLC/Wimar Opco Finance Corp.
9.63%	12/15/14	[3]	250,000	195,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.63%	12/01/14		500,000	492,500

				1,208,562

Health Care — 0.16%
Carestream Health, Inc. Term Loan
10.59%	10/30/13	[4]	1,000,000	957,917
Community Health Systems, Inc.
8.88%	07/15/15	[3]	1,250,000	1,290,625
Community Health Systems, Inc. 1st Lien
7.76%	07/25/14	[4]	1,250,000	1,230,235
HCA Term Loan A
8.36%	11/18/12	[4]	1,250,000	1,215,565
Surgical Care Affiliates, Inc. Term Loan
7.43%	12/29/14	[4]	250,000	239,375
Universal Hospital Services, Inc.
8.76%	06/01/15	[2,3]	700,000	700,000

				5,633,717

Insurance — 1.30%
Asurion Corp. Term Loan
8.36%	07/13/14	[4]	750,000	730,000
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		3,649,000	3,639,878
7.75%	06/15/17		2,941,000	2,816,008
Farmers Exchange Capital
7.05%	07/15/28	[3]	2,926,000	2,921,760
7.20%	07/15/48	[3]	1,392,000	1,362,339
Farmers Insurance Exchange
8.63%	05/01/24	[3]	11,127,000	12,784,256
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	15,939,000	15,654,744

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
ZFS Finance USA Trust I
6.15%	12/15/65	[3]	$1,461,000	$1,445,728
6.50%	05/09/37	[2,3]	4,175,000	4,043,467
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	1,463,000	1,415,274

				46,813,454

Natural Gas — 0.31%
Southern Union Co.
7.20%	11/01/66	[2]	10,975,000	11,079,910

Real Estate Investment Trust (REIT) — 1.97%
BRE Properties, Inc.
7.45%	01/15/11		9,280,000	9,817,294
CDX North America High Yield 8 T1
7.63%	06/29/12	[3]	1,375,000	1,332,031
Colonial Realty LP
4.75%	02/01/10		176,000	173,549
Developers Diversified Realty Corp.
5.25%	04/15/11		3,430,000	3,424,118
Equity One, Inc.
3.88%	04/15/09		270,000	264,240
First Industrial LP
5.25%	06/15/09		6,000,000	6,008,039
7.60%	07/15/28		5,000,000	5,273,785
HCP, Inc.
6.45%	06/25/12		11,800,000	11,934,881
Highwoods Properties, Inc.
7.50%	04/15/18		6,730,000	7,170,250
Reckson Operating Partnership LP
7.75%	03/15/09		5,525,000	5,732,132
Shurgard Storage Centers LLC
7.75%	02/22/11		7,200,000	7,650,893
Simon Property Group LP
5.75%	05/01/12		2,025,000	2,024,490
UDR, Inc.
5.00%	01/15/12		2,550,000	2,512,255
5.50%	04/01/14		5,000,000	4,882,585
6.05%	06/01/13		3,100,000	3,132,057

				71,332,599

Secured Assets — 0.28%
Ingress I Ltd.
7.38%	03/30/40	3,†	9,745,000	9,965,508

Services — 0.01%
Rental Services Term Loan 2nd Lien
8.86%	11/30/13	[4]	500,000	487,500

Transportation — 1.80%
Air 2 US A
8.03%	10/01/20	[3]	3,033,871	3,079,379
American Airlines, Inc. 2001-2 A1
6.98%	10/01/12		85,914	86,493
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		2,343,068	2,321,684
Continental Airlines, Inc. 1999-2 A1
7.26%	09/15/21		7,366,838	7,629,045
Continental Airlines, Inc. 2000-1 A2
7.92%	11/01/11		2,000,000	2,035,000
Continental Airlines, Inc. 2007-1
6.90%	04/19/22		2,500,000	2,371,875
Delta Air Lines, Inc. 2000-1 A1
7.38%	11/18/11		6,604,306	6,672,831
Delta Air Lines, Inc. 2001-1 A2
7.11%	03/18/13		15,778,000	16,010,230
Delta Air Lines, Inc. Term Loan 1st Lien
7.79%	05/01/12	[4]	500,000	486,562
Northwest Air Dip
7.15%	05/21/12	[4]	6,930,000	6,612,952
Northwest Airlines, Inc.
6.84%	04/01/11		5,450,000	5,455,763
Saint Acquisition Corp.
12.50%	05/15/17	[3]	500,000	337,500
Swift Transportation Co. Term Loan
9.48%	05/06/14	[4]	441,860	403,277
United Air Lines, Inc. 2000-2 A1
7.03%	04/01/12		4,687,826	4,717,125
United Air Lines, Inc. 2001-1 A1
6.07%	09/01/14		6,688,419	6,722,613

				64,942,329

Total Corporates
(Cost $575,472,315)				576,304,792

MORTGAGE-BACKED — 29.65%**
Commercial Mortgage-Backed — 8.36%
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		13,515,000	14,099,113
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP4 A3
5.61%	11/15/33		25,000,000	25,461,322
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[2]	35,351,000	35,099,442
Commercial Mortgage Acceptance Corp. 1998-C2 A3
6.04%	09/15/30		13,425,000	13,437,210
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.99%	06/10/46	[2]	27,668,000	27,941,595
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.71%	02/15/39	[2]	12,217,000	12,347,038

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		$18,000,000	$17,976,118
CS First Boston Mortgage Securities Corp. 2005-C5 AM
5.10%	08/15/38	[2]	9,355,000	9,020,538
FMAC Loan Receivables Trust 1998-CA A2
6.66%	09/15/20	[3]	2,058,345	2,004,386
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[2]	2,040,000	1,953,873
GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)
0.74%	05/15/35	[2,5]	217,017,661	2,351,755
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		27,150,000	27,728,227
GMAC Commercial Mortgage Securities, Inc. 2004-C3 A4
4.55%	12/10/41		435,000	425,482
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		34,500,000	34,083,437
GS Mortgage Securities Corp. II 2005-GG4 A4A
4.75%	07/10/39		435,000	415,844
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB16 AM
5.59%	05/12/45		16,880,000	16,679,614
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		13,668,539	14,384,386
Morgan Stanley Dean Witter Capital I 2000-LIFE A2
7.57%	11/15/36	[2]	5,831,808	6,091,138
Prudential Commercial Mortgage Trust 2003-PWR1 A1
3.67%	02/11/36		11,350,730	11,073,967
Wachovia Bank Commercial Mortgage Trust 2003-C8 A4
4.96%	11/15/35	[2]	30,000,000	29,386,611

				301,961,096

Non-Agency Mortgage-Backed — 9.18%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[2]	22,193,538	21,906,720
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		174,052	169,856
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	3,5,†	3,776,772	1,019,138
BHN I Mortgage Fund 1997-2 A1
6.41%	05/31/17	2,3,5,†	2,693,109	754,113
BHN I Mortgage Fund 1997-2 A2
7.54%	05/31/17	3,5,†	5,060,851	1,417,827
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	3,5,†	2,217,962	598,503
BlackRock Capital Finance LP 1997-R2 AP
9.51%	12/25/35	[2,3]	5,329	5,329
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[2]	15,897,252	15,668,670
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	2,†	35,021,569	34,436,052
Chevy Chase Mortgage Funding Corp. 2004-1A A1
5.41%	01/25/35	2,3,†	3,111,200	3,072,335
Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2
4.75%	05/25/34	[2,3]	19,094,440	18,406,061
Countrywide Alternative Loan Trust 2005-14 4X (IO)
1.89%	05/25/35	5,6,†	21,001,668	457,932
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	11,520,585	11,362,177
Countrywide Alternative Loan Trust 2005-59 2X (IO)
1.79%	11/20/35	[5,6]	48,010,448	1,641,748
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		20,643,015	20,783,223
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.01%	05/20/46	[5]	64,441,450	2,831,695
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	871,421	865,900
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.07%	08/25/34	[2]	12,717,125	12,490,025
Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1
5.12%	09/20/35	[2]	14,453,881	14,242,606
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
2.57%	01/25/26	2,3,5,†	183,906	231
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.42%	03/19/35	[5,6]	29,611,481	518,201
Harborview Mortgage Loan Trust 2005-10 X (IO)
1.56%	11/19/35	[2,5]	37,510,919	855,718
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.65%	12/25/34	[5,6]	19,291,770	358,706
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
5.53%	08/25/34	[2]	60,408	59,365

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust 2003-A2 2A3
4.67%	11/25/33	[2]	$305,000	$290,867
JPMorgan Mortgage Trust 2004-A5 4A4
4.83%	12/25/34	[2]	400,000	392,134
JPMorgan Mortgage Trust 2006-A3 3A4
5.74%	05/25/36	[2]	23,500,000	23,534,221
MASTR Seasoned Securities Trust 2004-1 4A1
6.24%	10/25/32	[2]	140,679	142,443
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		7,789,934	7,933,091
Ocwen Residential MBS Corp. 1998-R2 AP
10.63%	11/25/34	[2,3]	35,891	28,735
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		107,501	108,895
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		28,818,781	29,137,542
Ryland Mortgage Securities Corp. 1994-5 M3
6.18%	10/25/23	2,†	435,611	392,142
Structured Asset Securities Corp. 1997-2 2A4
7.25%	03/28/30		7,429	7,408
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	4,355	4,340
Structured Mortgage Asset Residential Trust 1991-7 I (IO)
8.50%	12/25/22	2,5,†	5	1
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-0A3 4A1
5.75%	04/25/47	[2]	31,604,233	30,763,835
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.79%	02/25/47	[5,6]	189,559,474	2,420,647
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		203,863	198,996
Wells Fargo Mortgage Backed Securities Trust 2004-G A3
4.77%	06/25/34	[2]	445,000	411,761
Wells Fargo Mortgage Backed Securities Trust 2005-12 1A1
5.50%	11/25/35		34,662,159	33,550,242
Wells Fargo Mortgage Backed Securities Trust 2005-17 1A1
5.50%	01/25/36		25,528,557	24,848,627
Wells Fargo Mortgage Backed Securities Trust 2006-2 3A1
5.75%	03/25/36		13,973,178	13,671,503

				331,759,561

U.S. Agency Mortgage-Backed — 12.11%
Collateralized Mortgage Obligation Trust 57 D
9.90%	02/01/19		7,847	7,850
Fannie Mae 1989-27 Y
6.90%	06/25/19		1,913	1,960
Fannie Mae 1992-123 Z
7.50%	07/25/22		6,697	7,134
Fannie Mae 1992-83 Z
7.00%	06/25/22		33,787	34,280
Fannie Mae 1993-132 D (PO)
0.00%	10/25/22	[6]	393,927	342,128
Fannie Mae 1993-199 SD (IO)
0.88%	10/25/23	[2]	1,364,573	21,138
Fannie Mae 1993-29 PK
7.00%	03/25/23		202,000	210,691
Fannie Mae 1994-55 H
7.00%	03/25/24		130,000	136,230
Fannie Mae 1997-34 SA
23.70%	10/25/23	[2]	40,273	60,818
Fannie Mae 1997-44 SB (IO)
2.72%	06/25/08	[2]	85,770	842
Fannie Mae 2003-106 WG
4.50%	11/25/23		32,004,000	29,775,760
Fannie Mae 2003-52 SV
5.69%	05/25/31	[2]	5,631,136	5,616,926
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		6,028,031	420,660
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		6,751,199	273,935
Fannie Mae 2006-80 PG
6.00%	06/25/35		23,300,000	23,556,568
Fannie Mae 933033
6.50%	10/01/37	†	52,014,503	52,530,584
Fannie Mae G92-36 Z
7.00%	07/25/22		1,391	1,460
Fannie Mae Pool 233672
7.62%	09/01/23	[2]	28,413	28,781
Fannie Mae Pool 254232
6.50%	03/01/22		93,741	96,275
Fannie Mae Pool 308798
7.13%	04/01/25	[2]	9,821	9,910
Fannie Mae Pool 312155
7.05%	03/01/25	[2]	32,559	32,570
Fannie Mae Pool 545191
7.00%	09/01/31		48,954	50,440
Fannie Mae Pool 633698
7.50%	02/01/31		19,326	20,464
Fannie Mae Pool 655928
7.00%	08/01/32		151,384	158,496
Fannie Mae Pool 725257
5.50%	02/01/34		15,515,519	15,243,083

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735883
6.00%	03/01/33		$14,337,664	$14,476,152
Fannie Mae Pool 765387
6.00%	08/01/34		238,487	240,305
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	11,042,889	10,961,846
Fannie Mae Pool 888412
7.00%	04/01/37		28,212,631	28,916,058
Fannie Mae Pool 896464
5.82%	07/01/36	[2]	20,740,479	20,793,534
Fannie Mae Pool 908408
5.61%	04/01/37	[2]	37,359,067	37,439,894
Freddie Mac 1004 H
7.95%	10/15/20		1,611	1,609
Freddie Mac 1073 G
7.00%	05/15/21		5,736	5,725
Freddie Mac 1515 SA
8.61%	05/15/08	[2]	15,674	15,682
Freddie Mac 165 K
6.50%	09/15/21		1,062	1,059
Freddie Mac 1980 Z
7.00%	07/15/27		671,133	697,146
Freddie Mac 2098 TZ
6.00%	01/15/28		761,025	756,655
Freddie Mac 2209 TC
8.00%	01/15/30		198,873	210,651
Freddie Mac 2627 NI (IO)
5.00%	04/15/29		8,410,803	797,371
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		168,591	34,442
Freddie Mac Gold A24156
6.50%	10/01/31		3,529,924	3,617,920
Freddie Mac Gold C46104
6.50%	09/01/29		161,289	165,670
Freddie Mac Gold C55789
7.50%	10/01/27		57,167	60,007
Freddie Mac Gold C90573
6.50%	08/01/22		715,411	734,497
Freddie Mac Gold G01601
4.00%	09/01/33		237,918	215,343
Freddie Mac Gold G01611
4.00%	09/01/33		84,027	76,054
Freddie Mac Gold G01673
5.50%	04/01/34		3,601,856	3,540,621
Freddie Mac Gold G02366
6.50%	10/01/36		27,201,114	27,782,258
Freddie Mac Gold G02461
6.50%	11/01/36		26,401,554	26,884,232
Freddie Mac Gold G02579
5.00%	12/01/34		26,954,466	25,805,237
Freddie Mac Gold G02955
5.50%	03/01/37		37,325,996	36,559,784
Freddie Mac Gold G11707
6.00%	03/01/20		9,065,266	9,201,249
Freddie Mac Gold P50019
7.00%	07/01/24	†	1,072,498	1,109,673
Freddie Mac Non Gold Pool 781415
5.24%	04/01/34	[2]	8,559,022	8,693,914
Freddie Mac Non Gold Pool 781469
5.12%	04/01/34	[2]	6,106,969	6,194,202
Freddie Mac Non Gold Pool 847288
5.09%	05/01/34	[2]	11,039,644	11,245,987
Ginnie Mae 2000-22 SG (IO)
5.05%	05/16/30	[2]	3,269,946	424,056
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		4,626,986	506,566
Ginnie Mae 2003-86 ZK
5.00%	10/20/33		18,480,607	16,372,489
Ginnie Mae 2005-78 ZA
5.00%	10/16/35		17,165,562	14,182,309
Ginnie Mae II Pool 81018
6.00%	08/20/34	[2]	90,129	90,929

				437,450,109

Total Mortgage-Backed
(Cost $1,082,888,629)				1,071,170,766

U.S. AGENCY SECURITIES — 0.33%
Foreign Sovereign — 0.33%
Indonesia Government AID Bond
9.30%	07/01/20		9,522,500	11,637,438

Total U.S. Agency Securities
(Cost $12,299,105)				11,637,438

U.S. TREASURY SECURITIES — 39.71%
U.S. Treasury Bonds — 2.92%
U.S. Treasury Bonds
6.13%	11/15/27		86,468,000	100,079,966
8.13%	08/15/19		2,247,000	2,927,596
8.75%	08/15/20		1,740,000	2,393,316

				105,400,878

U.S. Treasury Notes — 36.79%
Financing Corp. - Strip Principal
0.00%	09/26/19	[6]	14,967,000	8,130,134
U.S. Treasury Notes
4.25%	11/15/14		153,863,000	152,432,690
4.50%	03/31/12		333,857,000	338,004,172
4.75%	01/31/12		240,713,000	246,298,504
4.75%	05/31/12		253,110,000	258,943,426
4.88%	04/30/11		763,000	782,969
4.88%	02/15/12		158,382,000	163,158,326
5.13%	05/15/16		119,824,000	124,888,481

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
U.S. Treasury Notes (Strip Principal)
0.00%	08/15/19		$65,001,000	$36,544,017

				1,329,182,719

Total U.S. Treasury Securities
(Cost $1,409,501,119)				1,434,583,597

Total Bonds – 92.13%
(Cost $3,321,326,660)				3,328,280,257

			Shares
PREFERRED STOCK — 0.14%
Finance — 0.14%
Woodbourne Pass-Through Trust
6.92%	12/31/49	[2,3]	50	5,034,375

Total Preferred Stock
(Cost $5,000,000)				5,034,375

			Contracts
CALL OPTIONS PURCHASED — 0.22%
Futures — 0.22%
90 Day Euro Futures, Call Strike $94.875, expires 12/22/07			5,100	4,462,500
90 Day Euro Futures, Call Strike $95.75, expires 06/21/08			5,100	3,601,875

				8,064,375

Total Call Options Purchased
(Cost $4,245,750)				8,064,375

PUT OPTIONS PURCHASED — 0.00%
Futures — 0.00%
90 Day Euro Futures, Put Strike $94.50, expires 12/22/07			5,500	103,125

Total Put Options Purchased
(Cost $2,351,250)				103,125

			Notional Amount (000’s)
PURCHASED SWAPTIONS — 0.37%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			$206,368,000	1,580,160

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.69% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

			192,299,000	1,564,352

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

			101,588,000	914,292

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

			230,146,000	2,138,264

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

			195,269,000	1,997,504

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			26,112,000	791,648

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

			13,144,000	508,673

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.10% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

			24,676,000	1,023,232

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.20% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

			29,845,000	1,383,769

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

		Notional Amount (000’s)	Value
PURCHASED SWAPTIONS (continued)

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

		$25,762,000	$1,352,791

Total Purchased Swaptions
(Cost $9,998,063)			13,254,685

Issues	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS — 8.99%
Commercial Paper — 7.66%
BNP Paribas Finance, Inc.
5.53%[7]	10/11/07	$2,465,000	2,461,213
5.71%[7]	10/05/07 [6]	8,000,000	7,995,018
Citigroup Funding Corp.
5.30%[7]	10/10/07	24,500,000	24,467,538
General Electric Capital Corp.
4.75%[7]	10/25/07	46,355,000	46,208,209
JPMorgan Chase & Co.
4.75%[7]	10/10/07	1,735,000	1,732,940
5.25%[7]	10/10/07	33,880,000	33,835,532
Rabobank USA Financial Corp.
4.85%[7]	10/19/07	58,510,000	58,368,113
5.38%[7]	10/12/07	3,275,000	3,269,616
Societe Generale North America
4.88%	10/22/07	375,000	373,932
5.64%[7]	10/09/07	8,485,000	8,474,648
5.64%[7]	10/09/07	22,590,000	22,561,687
5.71%[7]	10/05/07	16,620,000	16,609,456
UBS Finance Corp.
5.22%[7]	10/15/07	25,000,000	24,949,250
5.45%[7]	10/11/07	17,000,000	16,974,783
5.45%[7]	10/11/07	8,490,000	8,477,147

			276,759,082

Money Market Fund — 0.85%
Bank of New York Cash Reserves		761,607	761,607
JPMorgan Prime Money Market Fund		29,796,218	29,796,218

			30,557,825

U.S. Agency Discount Notes — 0.48%
Fannie Mae
4.63%[7]	10/24/07 [8]	350,000	348,965
4.67%[7]	10/10/07 [6]	430,000	429,506
Federal Home Loan Bank
4.60%[7]	10/17/07	5,945,000	5,932,846
4.61%[7]	10/26/07	1,725,000	1,719,478
4.62%[7]	10/19/07	3,080,000	3,072,885
4.67%[7]	10/24/07 [6]	1,000,000	997,068
Freddie Mac
4.51%[7]	10/19/07	550,000	548,691
4.70%[7]	10/22/07 [8]	4,379,000	4,366,994

			17,416,433

Total Short Term Investments
(Cost $324,733,340)			324,733,340

Total Investments – 101.85%
(Cost $3,667,655,063)[1]			3,679,470,157

Liabilities in Excess of Other Assets – (1.85)%			(66,786,471)

NET ASSETS – 100.00%			$3,612,683,686

Issues	Contracts	Premiums Received
CALL OPTIONS WRITTEN
90 Day Euro Futures, Call Strike $95.25, expires 12/22/07	(510)	$(164,475)	(181,688)
90 Day Euro Futures, Written Strike $95.25, expires 12/22/07	(5,100)	(1,389,750)	(1,816,875)
90 Day Euro Futures, Written Strike $95.75, expires 06/20/09	(5,100)	(2,664,750)	(3,506,250)
90 Day Euro Futures, Written Strike $95.75, expires 12/22/07	(5,100)	(1,224,000)	(2,613,750)

Total Call Options Written		$(5,442,975)	$(8,118,563)

WRITTEN PUT OPTIONS
90 Day Euro Futures, Written Strike $94.25, expires 12/22/07	(9,900)	(1,955,250)	(61,875)

Total Written Put Options		(1,955,250)	(61,875)

	Notional Amount (000’s)
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	$(100,000,000)	(2,250,000)	(2,017,620)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.01% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	(94,000,000)	(2,180,000)	(2,408,543)

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS (continued)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	$(50,000,000)	$(1,027,778)	$(1,245,000)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.14% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	(113,000,000)	(2,427,677)	(3,240,660)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	(97,000,000)	(2,113,767)	(3,001,820)

Total Written Swaptions		(9,999,222)	(11,913,643)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
2,043	U.S. Treasury Two Year Note, December 2007	$2,016,327
759	U.S. Treasury Five Year Note, December 2007	651,011

	Net unrealized appreciation	$2,667,338

Issues	Expiration Date	Notional Amount (000’s)
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.88% semi-annually. Counterparty: Citigroup, Inc.
	11/15/09	$15,190	40,551
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.81% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	11/15/09	15,650	29,924
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.04% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	11/30/09	10,460	101,649
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.08% semi-annually. Counterparty: CS First Boston.
	11/30/09	10,500	133,821
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.14% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	11/30/09	10,470	128,915
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	16,000	257,741
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	16,145	315,598
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.48% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	04/30/11	23,674	621,647
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	04/19/17	8,900	496,178
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/09/17	9,000	224,137

The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/18/17	38,700	979,819

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/24/17	15,440	540,360
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	10,100	(232,598)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	4,960	(317,703)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	05/25/22	10,000	(279,891)

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/04/22	$9,810	$(312,516)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.91% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/12/22	10,000	(122,226)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.25% quarterly. Counterparty: Citigroup, Inc.
	08/21/22	9,860	(65,789)

			2,539,617

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event of default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	4,800	32,105
Pay a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of HD, 3.75% due 09/15/09. Counterparty: Morgan Stanley
	09/20/12	8,000	25,592
Pay a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LTD, 6.13% due 12/01/12. Counterparty: Citigroup, Inc.
	09/20/12	8,500	31,172
Pay a fix rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of M, 6.63% due 04/01/11. Counterparty: Citigroup, Inc.
	09/20/12	8,500	1,431

Pay a fixed rate equal to 1.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Barclays Capital, Inc.

	09/20/12	2,250	(30,269)

Pay a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Barclays Capital, Inc.

	09/20/12	12,000	132,357

Pay a fixed rate equal to 1.30% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Bear Stearns Cos., Inc.

	09/20/12	2,750	(13,182)

Pay a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Bear Stearns & Co., Inc.

	09/20/12	2,150	23,714

Pay a fixed rate equal to 2.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	4,790	(258,102)

Pay a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	4,790	(278,823)

Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	4,900	(47,139)
Pay a fixed rate equal to 1.92% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: UBS AG
	09/20/12	7,535	(233,252)

Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.

	09/20/12	2,570	(66,215)

Pay a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the FGIC Monoline AAA, due 12/20/12. Counterparty: Deutsche Bank AG.

	12/20/12	5,000	10,841
Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the FGIC Monoline AAA, due 12/20/12. Counterparty: UBS AG
	12/20/12	3,700	16,195

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Deutsche Bank AG

	12/20/12	11,845	246,884

Pay a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	1,350	15,905

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	1,750	36,475
Pay a fixed rate equal to 1.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 5.70% due 12/01/34. Counterparty: Bear Stearns Co.
	12/20/12	2,775	59,231

Pay a fixed rate equal to 0.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	10,125	156,665

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED)(continued)

Pay a fixed rate equal to 1.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	$2,225	$47,491
Pay a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the PHM, 7.88% due 08/01/11. Counterparty: UBS AG.
	12/20/12	6,750	705,857

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: CS First Boston.

	12/20/12	4,500	107,468

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: Morgan Stanley.

	12/20/12	7,000	166,907
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	5,000	(996)

Pay a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/14	11,000	83,664
Pay a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GS, 6.60% due 01/15/12. Counterparty: UBS AG
	09/20/14	6,250	(123,316)
Pay a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of GS, 6.60% due 01/15/12. Counterparty: CS First Boston
	09/20/14	7,000	14,524
Pay a fixed rate equal to 0.47% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: CS First Boston
	09/20/14	7,750	(97,606)

Pay a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: Goldman Sachs Group, Inc.

	12/20/14	8,500	(101,518)
Pay a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the TOL, 6.88% due 11/15/12. Counterparty: CS First Boston.
	12/20/14	10,000	57,964
Pay a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the TOL, 6.88% due 11/15/12. Counterparty: UBS AG
	12/20/14	6,500	37,677

Pay a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: Bear Stearns Cos., Inc.

	12/20/14	8,500	35,796
Pay a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of GS, 6.60% due 01/15/12. Counterparty: JPMorgan Chase & Co.
	12/20/14	10,000	(123,953)

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	6,835	4,137,433

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	6,835	4,137,429

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	3,668	2,209,862

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	2,036	1,232,301

			12,388,569

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 1.05% and the Fund will pay to the counterparty at par including interest accrued in the event of default of CVC, 8.00% due 04/15/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	9,350	(27,587)

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of HCA, 6.95% due 05/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	9,350	1,175

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of RHD, 8.88% due 2016. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	9,350	9,915

Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.

	08/25/37	5,723	(4,018,085)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	7,392	(5,189,880)

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	$11,212	$(7,872,231)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: CS First Boston
	08/25/37	2,398	(1,683,271)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
	01/25/38	390	(242,600)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	13,670	(8,503,440)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	6,835	(4,251,720)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	12,520	(1,486,541)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.

	01/25/38	4,390	(521,239)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	5,170	(613,851)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	12,215	(536,451)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	5,170	(227,279)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG
	01/25/38	7,550	(4,696,486)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	1,660	(1,032,605)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	3,915	(472,149)

			(41,364,325)

Notes:

[1]	Cost for Federal income tax purposes is $3,667,655,063 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$80,484,273
Gross unrealized depreciation	(68,669,179)

Net unrealized appreciation	$11,815,094

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2007 was $283,445,442 representing 7.85% of total net assets.

[4]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 8.36%, 07/13/14	$742,735	$730,000	0.02%
08/07/03	Calpine CCFC I Term Loan, 11.26%, 08/26/09	10,660,418	10,726,276	0.30%
06/01/07	Carestream Health, Inc. Term Loan, 10.59%, 10/30/13	1,013,096	957,917	0.03%
06/30/06	Cebridge 2nd Lien (PIK), 11.36%, 05/05/14	10,961,674	10,714,200	0.30%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 7.70%, 03/01/14	1,005,970	959,219	0.03%
08/09/07	Community Health Systems Term Loan 1st Lien, 7.76%, 07/25/14	1,215,702	1,230,235	0.04%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 7.79%, 05/01/12	478,750	486,562	0.01%
06/13/06	General Motors Corp. Strip II, 0.50%, 07/20/11	7,522,517	7,383,121	0.20%
09/17/07	HCA Term Loan A, 8.36%, 11/18/12	1,201,640	1,215,565	0.03%
03/07/07	Kelson 1st Lien, 8.45%, 03/16/13	4,000,000	3,737,144	0.10%
08/21/06	Northwest Air Dip, 7.15%, 05/21/12	6,930,000	6,612,952	0.18%
06/04/07	Rental Services Term Loan 2nd Lien, 8.86%, 11/30/13	510,130	487,500	0.01%

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of TNA
06/28/07	Surgical Care Affiliates, , Inc. Term Loan, 7.43%, 12/29/14	250,000	239,375	0.01%
06/14/07	Swift Transportation Co. Term Loan, 9.48%, 05/06/14	441,860	403,277	0.01%
06/27/07	TL Acquisitions (Thompson) Term Loan, 8.10%, 07/09/14	1,980,573	1,943,334	0.05%
05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 0.00%, 12/31/08	2,000,000	1,965,000	0.06%
06/12/07	Univision Communications, Inc. 1st Lien Strip, 7.61%, 03/15/14	749,549	715,156	0.02%

		$51,664,614	$50,506,833	1.40%

[5]	Illiquid security.
[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2007.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†	Fair valued security. The aggregate value of fair valued securities is $145,607,153 which is 4.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO) : Interest only

(MTN): Medium term note

(PO): Principal only

(STEP): Step coupon bond.

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.70%
ASSET-BACKED SECURITIES — 0.89%**
HPSC Equipment Receivables LLC 2003-1A F
13.95%	07/20/11	2,†	$187,468	$185,725
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	2,†	551,040	501,877
Terwin Mortgage Trust 2007-3SL AX (IO)
23.50%	05/25/38	2,3,†	1,700,000	194,260
Terwin Mortgage Trust 2007-3SL CE2
0.00%	05/25/38	2,4,†	17,160,000	1,722

Total Asset-Backed Securities
(Cost $951,257)				883,584

CORPORATES — 90.13%*
Automotive — 6.43%
Cooper Standard TLD
7.81%	12/23/11	[5]	736,875	726,743
Delphi Dip 2nd Lien
8.13%	12/31/07	[5]	750,000	748,125
Ford Motor Credit Co. LLC
7.80%	06/01/12		1,000,000	952,205
9.81%	04/15/12	[3]	550,000	569,763
General Motors Corp. Strip II
0.50%	07/20/11	[5]	1,550,000	1,424,450
GMAC LLC
6.63%	05/15/12		750,000	700,506
Metaldyne Corp.
10.00%	11/01/13		800,000	764,000
Tenneco, Inc.
8.63%	11/15/14		500,000	505,000

				6,390,792

Banking — 0.92%
CS First Boston/London
0.00%	03/24/10	[2,3]	584,000	565,020
0.00%	03/24/10	[2,3]	189,000	182,858
JPMorgan Chase Bank NA
7.59%	03/28/22	[3]	175,000	163,555

				911,433

Basic Industry — 8.20%
AK Steel Corp.
7.75%	06/15/12		250,000	254,375
Arco Chemical Co.
10.25%	11/01/10		265,000	284,875
Equistar Chemicals LP/Equistar Funding Corp.
10.63%	05/01/11		977,000	1,025,850
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/17		400,000	438,000
GrafTech Finance, Inc.
10.25%	02/15/12		237,000	248,258
Massey Energy Co.
6.88%	12/15/13		2,000,000	1,875,000
Mosaic Co. (The)
7.38%	12/01/14	[2]	1,375,000	1,450,625
Murray Bank Loan 2nd Lien
14.13%	01/31/11	[5]	1,568,677	1,639,268
Noranda Aluminium Holding Corp. (PIK)
11.15%	11/15/14	[2]	1,000,000	935,000

				8,151,251

Communications — 23.09%
CCO Holdings LLC/CCO Holdings Capital Corp.
8.75%	11/15/13		500,000	502,500
Cebridge 2nd Lien (PIK)
11.36%	05/05/14	[5]	1,669,346	1,635,124
Centennial Cellular Operating Co./Centennial Communications Corp.
10.13%	06/15/13		760,000	809,400
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.
10.25%	09/15/10		1,000,000	1,027,500
Charter Communications, Inc. Term Loan 3rd Lien
7.70%	03/01/14	[5]	500,000	479,610
Cincinnati Bell, Inc.
7.25%	07/15/13		1,100,000	1,113,750
Dex Media East LLC/Dex Media East Finance Co.
12.13%	11/15/12		350,000	374,500
Dex Media West LLC/Dex Media Finance Co.
9.88%	08/15/13		950,000	1,015,312
Hawaiian Telcom Communications, Inc.
10.89%	05/01/13	[3]	500,000	508,750
12.50%	05/01/15		1,000,000	1,085,000
Idearc, Inc.
8.00%	11/15/16		3,000,000	3,007,500
Intelsat Bermuda Ltd.
8.89%	01/15/153		500,000	507,500
Intelsat Subsidiary Holding Co. Ltd.
8.63%	01/15/15		1,400,000	1,435,000
Level 3 Financing, Inc.
12.25%	03/15/13		2,000,000	2,215,000
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		1,250,000	1,271,875
Qwest Communications International, Inc.
7.50%	02/15/14		2,500,000	2,543,750
9.06%	02/15/09	[3]	200,000	203,000
Univision Communications, Inc. (PIK)
9.75%	03/15/15	[2]	400,000	392,000
Univision Communications, Inc. 1st Lien Strip
7.61%	03/15/14	[5]	500,000	476,771

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Windstream Corp.
8.63%	08/01/16		$2,200,000	$2,356,750

				22,960,592

Consumer Discretionary — 4.35%
Mobile Mini, Inc.
6.88%	05/01/15		1,500,000	1,466,250
Quebecor Media, Inc.
7.75%	03/15/16	[2]	1,000,000	957,500
Tribune - Bridge Unsecured Delayed Drawing Term Loan
0.00%	12/31/08	[5]	1,000,000	982,500
Tribune 1st Lien Term Loan B
8.36%	05/24/14	[5]	1,000,000	912,639

				4,318,889

Consumer Products — 2.07%
Easton-Bell Sports, Inc.
8.38%	10/01/12		475,000	448,875
Steinway Musical Instruments
7.00%	03/01/14	[2]	785,000	749,675
Visant Corp.
7.63%	10/01/12		325,000	332,312
Visant Holding Corp.
8.75%	12/01/13		250,000	256,875
Visant Holding Corp. (STEP)
0.00%	12/01/13		290,000	271,150

				2,058,887

Electric — 6.89%
Aquila, Inc.
14.88%	07/01/12		700,000	885,500
Boston Generating LLC 1st Lien
5.79%	12/19/13	[5]	248,539	243,913
Boston Generating LLC 2nd Lien
9.45%	06/19/14	[5]	750,000	753,750
Calpine CCFC I Term Loan
11.26%	08/26/09	[5]	1,491,662	1,538,898
Calpine Corp. Term Loan
7.45%	03/29/09	[5]	997,500	985,967
Ipalco Enterprises, Inc.
8.63%	11/14/11		420,000	446,250
Reliant Energy, Inc.
6.75%	12/15/14		1,500,000	1,522,500
TPF Generation Holdings LLC 2nd Lien
9.45%	12/15/14	[5]	500,000	476,000

				6,852,778

Energy — 11.23%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		150,000	145,875
9.00%	01/15/14		800,000	810,000
Chesapeake Energy Corp.
7.00%	08/15/14		630,000	637,087
7.50%	06/15/14		225,000	231,750
7.75%	01/15/15		75,000	77,531
Corral Finans AB (PIK)
10.36%	04/15/10	[2]	1,009,138	963,727
Energy Partners Ltd.
9.75%	04/15/14	[2]	1,625,000	1,568,125
Forest Oil Corp.
8.00%	12/15/11		1,000,000	1,042,500
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[2]	925,000	925,000
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[2]	625,000	614,062
NRG Energy, Inc.
7.38%	01/15/17		1,975,000	1,979,937
OPTI Canada, Inc.
7.88%	12/15/14	[2]	1,000,000	1,005,000
Parker Drilling Co.
9.63%	10/01/13		25,000	26,875
Pogo Producing Co.
7.88%	05/01/13		250,000	260,000
Pride International, Inc.
7.38%	07/15/14		325,000	334,750
Sabine Pass LNG LP
7.50%	11/30/16		550,000	544,500

				11,166,719

Finance — 6.96%
Countrywide Financial Corp. (MTN)
5.77%	12/19/07	[3]	100,000	99,506
Countrywide Financial Corp. B (MTN)
5.43%	03/24/09	[3]	200,000	188,150
Countrywide Home Loans, Inc. (MTN)
4.25%	12/19/07		475,000	469,527
First Data Corp. Term Loan B1
8.36%	09/27/14	[5]	500,000	480,000
First Data Corp. Term Loan B2
8.36%	09/27/14	[5]	500,000	480,000
Kelson 1st Lien
8.45%	03/16/13	[5]	1,125,000	1,051,072
Kelson 2nd Lien (PIK)
0.00%	03/01/14	[5]	1,166,749	1,059,554
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[3]	383,000	382,854
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[3]	294,000	298,648
Residential Capital LLC
7.46%	04/17/09	[3]	640,000	544,800
7.60%	05/22/09	[3]	375,000	319,219
9.19%	04/17/09	[2,3]	475,000	333,094

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
TL Acquisitions (Thompson) Term Loan
8.10%	07/09/14	[5]	$1,250,000	$1,214,584

				6,921,008

Gaming — 3.53%
Herbst Gaming, Inc.
8.13%	06/01/12		575,000	518,219
Majestic Star Casino LLC/Majestic Star Casino Capital Corp.
9.50%	10/15/10		450,000	434,250
Penn National Gaming, Inc.
6.75%	03/01/15		340,000	348,500
Pinnacle Entertainment, Inc.
8.25%	03/15/12		625,000	635,938
Tropicana Entertainment
7.45%	12/31/11	[5]	473,822	460,369
Wimar Opco LLC/Wimar Opco Finance Corp.
9.63%	12/15/14	[2]	450,000	351,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.63%	12/01/14		775,000	763,375

				3,511,651

Health Care — 6.93%
Accellent, Inc.
10.50%	12/01/13		250,000	232,500
Carestream Health, Inc. Term Loan
10.59%	10/30/13	[5]	1,500,000	1,436,876
Community Health Systems, Inc.
8.88%	07/15/15	[2]	1,000,000	1,032,500
Community Health Systems, Inc. 1st Lien
7.76%	07/25/14	[5]	1,500,000	1,476,282
HCA Term Loan A
8.36%	11/18/12	[5]	750,000	729,339
HCA Term Loan B
7.45%	11/17/13	[5]	997,487	980,031
Universal Hospital Services, Inc.
8.76%	06/01/15	[2,3]	1,000,000	1,000,000

				6,887,528

Insurance — 0.98%
Asurion Corp. Term Loan
8.36%	07/13/14	[5]	1,000,000	973,333

Services — 2.18%
ARAMARK Corp.
8.50%	02/01/15		600,000	615,000
Corrections Corp. of America
6.25%	03/15/13		350,000	346,500
Rental Services Term Loan 2nd Lien
8.86%	11/30/13	[5]	693,761	676,417
RH Donnelley, Inc.
10.88%	12/15/12		500,000	534,100

				2,172,017

Transportation — 6.37%
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		826,612	819,067
Continental Airlines, Inc. 2007-1
6.90%	04/19/22		1,400,000	1,328,250
Delta Air Lines, Inc. 2001-1 A2
7.11%	03/18/13		500,000	507,359
Delta Air Lines, Inc. Term Loan 1st Lien
7.79%	05/01/12	[5]	500,000	486,562
Northwest Air Dip
7.15%	05/21/12	[5]	995,000	949,479
Northwest Airlines, Inc.
6.84%	04/01/11		250,000	250,265
Saint Acquisition Corp.
12.50%	05/15/17	[2]	1,250,000	843,750
Swift Transportation Co. Term Loan
9.48%	05/06/14	[5]	220,930	201,638
United Air Lines, Inc.
7.13%	02/01/14	[5]	995,000	946,960

				6,333,330

Total Corporates
(Cost $91,380,108)				89,610,208

MORTGAGE-BACKED — 2.68%**
Non-Agency Mortgage-Backed — 2.56%
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	2,4,†	1,068,318	288,279
Countrywide Alternative Loan Trust 2005-14 4X (IO)
1.89%	05/25/35	4,6,†	870,688	18,985
Countrywide Alternative Loan Trust 2006-0A9 X1P (IO)
2.21%	07/20/46	[4,6]	9,959,427	453,442
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.42%	03/19/35	[4,6]	1,259,557	22,042
Harborview Mortgage Loan Trust 2005-10 X (IO)
1.56%	11/19/35	[3,4]	1,608,612	36,696
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.62%	10/19/35	[3,4]	7,618,019	67,848
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
2.23%	05/19/47	[3,4]	5,172,373	162,445
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.65%	12/25/34	[4,6]	824,122	15,324

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X (IO)
0.36%	06/25/46	[4,6]	$17,477,211	$112,001
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.43%	08/25/46	[4,6]	38,137,719	309,716
Washington Mutual Mortgage Pass-Through Certificates 2007-0A3 CXPP (IO)
0.61%	04/25/47	[4,6]	31,344,185	383,271
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.79%	02/25/47	[4,6]	34,998,186	446,922
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
0.70%	03/25/47	[4,6]	17,642,648	231,178

				2,548,149

U.S. Agency Mortgage-Backed — 0.12%
Fannie Mae 1993-225 SG
5.69%	12/25/13	[3]	104,880	108,581
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		81,778	8,953

				117,534

Total Mortgage-Backed
(Cost $4,370,833)				2,665,683

Total Bonds – 93.70%
(Cost $96,702,198)				93,159,475

SHORT TERM INVESTMENTS — 10.10%
Commercial Paper — 6.05%
Bank of America
5.33%[7]	10/11/07		1,450,000	1,447,853
Citigroup Funding Corp.
5.35%[7]	10/16/07		1,000,000	997,771
Societe Generale North America
5.64%[7]	10/09/07		1,790,000	1,787,729
UBS Finance Corp.
5.41%[7]	10/04/07		1,785,000	1,784,195

				6,017,548

U.S. Agency Discount Notes — 4.05%
Fannie Mae
4.80%[7]	10/03/07		3,976,000	3,976,000
Freddie Mac
4.70%[7]	10/22/07	[8]	50,000	49,863

				4,025,863

Total Short Term Investments
(Cost $10,043,411)				10,043,411

				Value
Total Investments – 103.80%
(Cost $106,745,609)[1]				$103,202,886

Liabilities in Excess of Other Assets – (3.80%)				(3,781,465)

Net Assets – 100.00%				$99,421,421

Contracts		Unrealized Appreciation
	FUTURES CONTRACTS: LONG POSITIONS
25	U.S. Treasury Two Year Note, December 2007	$26,813

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.16% semi-annually. Counterparty: Barclays Capital, Inc.
	01/02/09	$6,590	$26,817
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.17% semi-annually. Counterparty: Citigroup, Inc.
	01/02/09	14,030	54,917

The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/18/17	1,400	35,446

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/24/17	580	20,324

			137,504

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	500	13,971

Pay a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	1,000	27,942

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.

	06/20/12	$500	$13,971

Pay a fixed rate equal to 2.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	129	(6,951)

Pay a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	129	(7,509)

Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	175	(1,684)
Pay a fixed rate equal to 1.92% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: UBS AG
	09/20/12	165	(5,108)

Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.

	09/20/12	80	(2,061)
Pay a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LTD, 6.13% due 12/01/12. Counterparty: Citigroup, Inc.
	09/20/12	1,000	3,667
Pay a fix rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of M, 6.63% due 04/01/11. Counterparty: Citigroup, Inc.
	09/20/12	1,000	168

Pay a fixed rate equal to 1.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Barclays Capital, Inc.

	09/20/12	500	(6,726)

Pay a fixed rate equal to 1.30% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Bear Stearns Cos., Inc.

	09/20/12	500	(2,396)

Pay a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	325	3,829
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	500	(99)

Pay a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/14	1,000	7,606
Pay a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GS, 6.60% due 01/15/12. Counterparty: UBS AG
	09/20/14	1,000	(19,731)
Pay a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of GS, 6.60% due 01/15/12. Counterparty: CS First Boston
	09/20/14	1,000	2,075
Pay a fixed rate equal to 0.47% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: CS First Boston
	09/20/14	1,000	(12,594)
Pay a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the TOL, 6.88% due 11/15/12. Counterparty: UBS AG
	12/20/14	1,000	5,796

			14,166

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 2.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the F 7 13, 7.00% due 12/20/07. Counterparty: JPMorgan Chase & Co.

	12/20/07	2,500	853

Receive a fixed rate equal to 1.05% and the Fund will pay to the counterparty at par including interest accrued in the event of default of CVC, 8.00% due 04/15/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,000	(2,951)

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of HCA, 6.95% due 05/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,000	126

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of RHD, 8.88% due 2016. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,000	1,061

Receive a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	500	(18,809)

Receive a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	1,000	(37,618)

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

Receive a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.

	06/20/12	$500	$(18,809)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	250	(30,932)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.

	01/25/38	145	(17,941)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	110	(13,611)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	305	(13,395)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	110	(4,836)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	110	(13,816)

			(170,678)

Notes:

[1]	Cost for Federal income tax purposes is $106,745,609 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$521,516
Gross unrealized depreciation	(4,064,239)

Net unrealized (depreciation)	$(3,542,723)

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2007 was $ 15,040,799 representing 15.13% of total net assets.

[3]	Floating rate security. The rate disclosed is that in effect at September 30, 2007.
[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 8.36%, 07/13/14	$990,313	$973,333	0.98%
12/19/06	Boston Generating 1st Lien, 5.79%, 12/19/13	248,539	243,913	0.25%
12/19/06	Boston Generating 2nd Lien, 9.45%, 06/19/14	756,528	753,750	0.76%
08/07/03	Calpine CCFC I Term Loan, 11.26%, 08/26/09	1,533,944	1,538,898	1.55%
04/04/07	Calpine Corp. Term Loan, 7.45%, 03/29/09	997,500	985,967	0.99%
04/12/07	Carestream Health, Inc. Term Loan, 10.59%, 10/30/13	1,506,525	1,436,876	1.45%
06/30/06	Cebridge 2nd Lien PIK, 11.36%, 05/05/14	1,676,970	1,635,124	1.64%
03/15/07	Charter Communications, Inc. Term Loan 3rd Lien, 7.70%, 03/01/14	500,586	479,610	0.48%
08/09/07	Community Health Systems, Inc. 1st Lien, 7.76%, 07/25/14	1,458,842	1,476,282	1.48%
03/14/06	Cooper Standard TLD, 7.81%, 12/23/11	741,399	726,743	0.73%
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	750,000	748,125	0.75%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 7.79%, 05/01/12	478,750	486,562	0.49%
09/27/07	First Data Corp. Term Loan B1, 8.36%, 09/27/14	480,000	480,000	0.48%
09/27/07	First Data Corp. Term Loan B2, 8.36%, 09/27/14	480,000	480,000	0.48%
05/03/06	General Motors Corp. Strip II, 0.50%, 07/20/11	1,460,125	1,424,450	1.43%
09/17/07	HCA Term Loan A, 8.36%, 11/18/12	720,938	729,339	0.73%
11/14/06	HCA Term Loan B, 7.45%, 11/17/13	963,221	980,031	0.99%
03/07/07	Kelson 1st Lien, 8.45%, 03/16/13	1,121,488	1,051,072	1.06%
03/07/07	Kelson 2nd Lien (PIK), 0.00%, 03/01/14	1,162,963	1,059,554	1.07%
02/03/05	Murray Bank Loan 2nd Lien, 14.13%, 01/31/11	1,612,709	1,639,268	1.65%
08/21/06	Northwest Air Dip, 7.15%, 05/21/12	973,750	949,479	0.96%
11/21/06	Rental Services Term Loan 2nd Lien, 8.86%, 11/30/13	704,943	676,417	0.68%
06/14/07	Swift Transportation Co. Term Loan, 9.48%, 05/06/14	220,930	201,638	0.20%
06/27/07	TL Acquisitions (Thompson) Term Loan, 8.10%, 07/09/14	1,237,858	1,214,584	1.22%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 9.45%, 12/15/14	500,000	476,000	0.48%

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of TNA
05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 0.00%, 12/31/08	1,000,000	982,500	0.99%
05/17/07	Tribune 1st Lien Term Loan B, 8.36%, 05/24/14	992,845	912,639	0.92%
01/04/07	Tropicana Entertainment, 7.45%, 12/31/11	473,822	460,369	0.46%
02/01/07	United Air Lines, Inc., 7.13%, 02/01/14	995,000	946,960	0.95%
03/16/07	Univision Communications, Inc. 1st Lien Strip, 7.61%, 03/15/14	500,000	476,771	0.48%

		$27,240,488	$26,626,254	26.78%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2007.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†	Fair valued security. The aggregate value of fair valued securities is $1,190,848 which is 1.20% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 107.14%
ASSET-BACKED SECURITIES — 43.28%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$624	$621
Aerco Ltd. 2A A3
6.21%	07/15/25	[2,3]	9,154,104	7,780,988
Aviation Capital Group Trust 2003-2A B1
8.50%	09/20/33	2,3,†	2,799,733	2,855,772
Bayview Financial Acquisition Trust 2004-B A1
5.63%	05/28/39	2,3,†	5,996,459	5,876,718
Conseco Finance 2002-C BF1
8.00%	06/15/32	[2]	3,763,000	2,721,453
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,3,†	1,220,447	1,161,332
Conseco Finance Securitizations Corp. 2001-4 AIO (IO)
2.50%	09/01/33	4,†	577,500	957
Conseco Finance Securitizations Corp. 2002-1 A
6.68%	12/01/33	[2]	229,668	231,464
Conseco Finance Securitizations Corp. 2002-2 AIO (IO)
8.50%	03/01/33	2,4,†	214,376	38,362
Countrywide Asset-Backed Certificates 2006-2 2A2
5.32%	06/25/36	[2]	4,009,000	3,962,971
Countrywide Asset-Backed NIM Certificates 2006-12N
7.25%	07/25/37	[3]	289,269	86,781
Countrywide Asset-Backed NIM Certificates 2006-26 Note
5.56%	01/25/12	[2,3]	8,813,810	8,196,843
Countrywide Asset-Backed NIM Certificates 2007-1 Note
5.56%	01/25/12	[2,3]	12,958,362	12,051,277
Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV3
5.28%	05/25/36	[2]	6,900,000	6,620,987
Crystal River 2005-1A A
5.98%	03/02/46	2,3,†	2,947,576	2,896,040
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		135,029	137,198
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFH3 2A4
5.67%	10/25/34	[2]	231,525	224,188
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF17 A6
5.44%	12/25/36	[2]	6,900,000	6,411,609
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2D
5.35%	01/25/38	[2]	6,900,000	6,521,712
Green Tree Financial Corp. 1996-10 M1
7.24%	11/15/28	[2]	2,700,000	2,342,764
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27	[2]	84,037	87,372
Green Tree Financial Corp. 1998-2 A6
6.81%	12/01/27	[2]	1,138,213	1,126,038
Green Tree Financial Corp. 1998-4 A5
6.18%	04/01/30		2,413,762	2,339,182
Green Tree Financial Corp. 1998-4 A7
6.87%	04/01/30	[2]	1,016,002	1,011,815
Green Tree Financial Corp. 1998-6 A8
6.66%	06/01/30		1,500,000	1,475,120
Green Tree Financial Corp. 1999-1 A5
6.11%	09/01/23		42,367	42,701
Green Tree Financial Corp. 1999-5 A5
7.86%	03/01/30	[2]	191,517	171,290
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		141,591	115,984
Green Tree Home Improvement Loan Trust 1995-D B2
7.45%	09/15/25		287,161	234,087
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		43,179	35,089
Green Tree Recreational Equipment & Consumer Trust 1996-C Certificates
7.65%	10/15/17		33,868	32,590
HFC Home Equity Loan Asset Backed Certificates 2004-1 A
5.85%	09/20/33	[2]	895,730	883,997
Home Equity Asset Trust 2006-3 2A2
5.26%	07/25/36	[2]	2,650,000	2,628,469
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		1,168,070	1,138,973
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		576,762	569,306
IndyMac Manufactured Housing Contract 1998-1 A4
6.49%	09/25/28		293,029	293,649
IndyMac Manufactured Housing Contract 1998-1 A5
6.96%	09/25/28	2,†	1,046,533	953,081
IndyMac Manufactured Housing Contract 1998-2 A2
6.17%	12/25/11		269,215	260,023
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[2]	573,084	559,009
Inman Square Funding Ltd. 2004-1A I
5.96%	10/20/34	2,3,†	4,168,725	3,960,318
Inman Square Funding Ltd. 2005-2A I
5.81%	10/06/40	2,3,†	20,000,000	19,850,144
Ivy Lane CDO Ltd. 2006-1A A1
5.69%	02/05/46	2,3,†	15,000,000	14,457,236

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Long Beach Asset Holdings Corp. 2006-11 N1
6.75%	01/25/47	3,†	$763,709	$544,411
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	3,†	971,205	692,326
Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C
5.71%	08/25/35	[2]	1,647,292	1,600,471
Mid-State Trust 11 B
8.22%	07/15/38		21,585	13,522
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,694,103	1,754,862
Mid-State Trust 6 A4
7.79%	07/01/35		70,268	75,405
Morgan Stanley ABS Capital I 2007-HE1 A2D
5.36%	11/25/36	[2]	6,900,000	6,484,534
Nationstar Home Equity Loan Trust 2007-A AV4
5.36%	03/25/37	[2]	5,000,000	4,740,982
Nationstar NIM Trust 2007-B A
8.75%	05/25/37	[3]	3,951,002	3,555,902
Nationstar NIM Trust 2007-C A
8.00%	06/25/37	[3]	2,474,505	2,301,290
Newcastle Mortgage Securities Trust 2006-1 A2
5.25%	03/25/36	[2]	4,000,000	3,980,624
Nomura Asset Acceptance Corp. 2006-S1 AIO (IO)
10.00%	01/25/36	2,3,†	5,300,000	213,739
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		5,966	6,035
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		339,211	342,244
Oakwood Mortgage Investors, Inc. 1999-A A2
5.89%	04/15/29		321,718	313,282
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[2]	218,842	171,374
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	13,037	10,676
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[2]	786,126	687,596
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	02/15/10	†	245,111	28,766
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[2]	274,511	248,496
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	2,509,556	300,544
PAMCO CLO 1998-1A B2
6.71%	05/01/10	2,3,†	1,910,642	1,816,889
RAAC 2007-RP1 M4
7.13%	05/25/46	[2,3]	189,397	167,409
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,†	2,748,037	2,502,861
Securitized Asset Backed Receivables LLC Trust 2005-FR3 M1
5.60%	04/25/35	2,†	7,000,000	6,650,050
Soundview NIM Trust 2007-OPT1 N
9.00%	06/25/37	[3]	5,036,030	4,935,309
Specialty Underwriting & Residential Finance 2004-BC4 A2C
5.62%	10/25/35	[2]	2,509,174	2,428,076
Structured Asset Receivables Trust 2003-1
5.86%	01/21/10	2,3,†	603,123	603,161
Structured Asset Receivables Trust 2003-2
5.76%	01/21/09	2,3,†	870,440	870,494
Structured Asset Receivables Trust 2005-1
5.87%	01/21/15	2,3,†	14,356,473	14,357,371
Terwin Mortgage Trust 2004-7HE A1
5.68%	07/25/34	[2,3]	122,539	119,773
Terwin Mortgage Trust 2005-11 1M2 (STEP)
4.50%	11/25/36	[3]	3,500,000	3,078,209
Terwin Mortgage Trust 2005-13SL P
0.00%	12/25/36	[3,4]	1,000	120,000
Terwin Mortgage Trust 2005-5SL B4
6.00%	05/25/35	3,†	1,000,000	200,422
Terwin Mortgage Trust 2005-P1 A
0.00%	11/25/35	[4]	570	8,550
Terwin Mortgage Trust 2006-1SL P
0.00%	01/25/37	[3,4]	1,000	100,000
Terwin Mortgage Trust 2006-4SL P
0.00%	05/25/37		410	176,300
Terwin Mortgage Trust 2006-6 1AX (IO)
0.00%	07/25/37	[2]	12,750,000	38,250
Terwin Mortgage Trust 2006-8 1A2
5.00%	08/25/37	[2,3]	2,000,000	1,985,000
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	[2,3]	5,628,765	5,528,548
Terwin Mortgage Trust 2007-3SL AX (IO)
23.50%	05/25/38	2,3,†	20,262,400	2,315,397
Terwin Mortgage Trust 2007-3SL CE2
0.00%	05/25/38	3,4,†	111,560,000	11,198
Terwin Mortgage Trust NIM 2007-4 N1
10.00%	05/25/38	3,†	1,404,329	1,363,619
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	585	517
Vertical CDO Ltd. 2007-1A A1J
6.57%	04/10/47	2,3,†	6,000,000	4,026,040

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Wells Fargo Home Equity Trust 2007-2 M1
5.50%	04/25/37	2,†	$5,000,000	$4,325,034

Total Asset-Backed Securities
(Cost $220,115,398)				208,141,068

CORPORATES — 33.76%*
Automotive — 4.65%
Delphi Dip 2nd Lien
8.13%	12/31/07	[5]	5,000,000	4,987,500
Ford Motor Credit Co. LLC
8.11%	01/13/12	[2]	4,000,000	3,783,008
General Motors Corp.
7.38%	05/23/48		7,600,000	5,928,000
General Motors Corp. Strip II
0.50%	07/20/11	[5]	4,000,000	3,676,000
GMAC LLC
7.82%	12/01/14	[2]	4,315,000	3,983,379

				22,357,887

Banking — 1.22%
CS First Boston/London
0.00%	03/24/10	[2,3]	1,832,000	1,772,460
0.00%	03/24/10	[2,3]	1,063,000	1,028,453
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	1,000,000	930,598
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	2,201,000	2,136,731

				5,868,242

Basic Industry — 0.82%
Barrick Gold Finance Co.
5.80%	11/15/34		667,000	602,603
Murray Bank Loan 3rd Lien
17.69%	07/28/11	[5]	1,043,687	1,033,250
Noranda Aluminium Holding Corp. (PIK)
11.15%	11/15/14	[3]	2,500,000	2,337,500

				3,973,353

Communications — 3.61%
Cebridge 2nd Lien (PIK)
11.36%	05/05/14	[5]	8,211,038	8,042,712
Charter Communications, Inc. Term Loan 3rd Lien
7.70%	03/01/14	[5]	3,000,000	2,877,657
Level 3 Financing, Inc.
12.25%	03/15/13		1,500,000	1,661,250
Qwest Communications International, Inc.
7.50%	02/15/14		4,000,000	4,070,000
Univision Communications, Inc. 1st Lien Strip
7.61%	03/15/14	[5]	750,000	715,156

				17,366,775

Consumer Discretionary — 1.51%
D.R. Horton, Inc.
5.63%	01/15/16		4,115,000	3,463,287
Tribune—Bridge Unsecured Delayed Drawing Term Loan
0.00%	12/31/08	[5]	2,000,000	1,965,000
Tribune 1st Lien Term Loan B
8.36%	05/24/14	[5]	2,000,000	1,825,278

				7,253,565

Electric — 3.82%
Boston Generating LLC 1st Lien
5.79%	12/19/13	[5]	2,982,466	2,926,959
Calpine CCFC I Term Loan
11.26%	08/26/09	[5]	2,250,000	2,321,251
Calpine Corp. Term Loan
7.45%	03/29/09	[5]	997,500	985,967
Power Contract Financing LLC
6.26%	02/01/10	[3]	2,770,786	2,813,747
Progress Energy, Inc.
5.81%	01/15/10	[2]	1,809,000	1,815,576
Reliant Energy, Inc.
6.75%	12/15/14		3,000,000	3,045,000
TPF Generation Holdings LLC 2nd Lien
9.45%	12/15/14	[5]	1,000,000	952,000
TXU Energy Co. LLC
6.19%	09/16/08	[2,3]	3,500,000	3,506,080

				18,366,580

Energy — 0.41%
Energy Partners Ltd.
9.75%	04/15/14	[3]	1,000,000	965,000
Sabine Pass LNG LP
7.50%	11/30/16		1,000,000	990,000

				1,955,000

Finance — 5.42%
Capital One Capital III
7.69%	08/15/36		2,000,000	1,970,728
Countrywide Financial Corp. (MTN)
5.77%	12/19/07	[2]	1,000,000	995,056
Countrywide Financial Corp. B (MTN)
5.43%	03/24/09	[2]	1,000,000	940,748
Countrywide Home Loans, Inc. (MTN)
4.00%	03/22/11		2,000,000	1,792,158
4.25%	12/19/07		1,490,000	1,472,832
First Data Corp. Term Loan B1
8.36%	09/27/14	[5]	1,500,000	1,440,000
Kelson 1st Lien
8.45%	03/16/13	[5]	5,000,000	4,671,430
Kelson 2nd Lien (PIK)
0.00%	03/01/14	[5]	3,629,886	3,296,390

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[2]	$2,339,000	$2,338,106
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	809,000	821,789
0.00%	06/20/16	[2]	1,099,000	1,205,307
Residential Capital LLC
6.22%	06/09/08	[2]	1,200,000	1,105,500
7.46%	04/17/09	[2]	1,760,000	1,498,200
7.60%	05/22/09	[2]	1,693,000	1,441,166
9.19%	04/17/09	[2,3]	1,540,000	1,079,925

				26,069,335

Gaming — 0.39%
Tropicana Entertainment
7.45%	12/31/11	[5]	1,953,595	1,898,127

Health Care — 0.87%
Carestream Health, Inc. Term Loan
10.59%	10/30/13	[5]	2,250,000	2,155,313
Community Health Systems, Inc. 1st Lien
7.76%	07/25/14		61,872	60,893
HCA Term Loan B
7.45%	11/17/13	[5]	1,994,975	1,960,063

				4,176,269

Insurance — 1.07%
Asurion Corp. Term Loan
8.36%	07/13/14	[5]	1,000,000	973,333
Fairfax Financial Holdings Ltd.
6.88%	04/15/08		1,250,000	1,240,625
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	998,551
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	1,000,000	982,166
Travelers Cos., Inc. (The)
6.25%	03/15/37	[2]	1,000,000	968,549

				5,163,224

Natural Gas — 0.42%
Southern Union Co.
7.20%	11/01/66	[2]	2,005,000	2,024,166

Real Estate Investment Trust (REIT) — 0.48%
HCP, Inc.
7.07%	06/08/15		500,000	506,355
HRPT Properties Trust
6.29%	03/16/11	[2]	750,000	751,121
Shurgard Storage Centers LLC
7.75%	02/22/11		1,000,000	1,062,624

				2,320,100

Secured Assets — 0.21%
Ingress I Ltd.
7.38%	03/30/40	3,†	1,000,000	1,022,628

Transportation — 8.86%
American Airlines, Inc. 1999-1 A1
6.86%	10/15/10		23,040	23,097
American Airlines, Inc. 2001-2 A1
6.98%	10/01/12		83,916	84,482
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		14,555,873	14,423,026
Continental Airlines, Inc. 2007-1
6.90%	04/19/22		2,650,000	2,514,188
Delta Air Lines, Inc. 2001-1 A1
6.62%	09/18/12		2,197,718	2,194,971
Delta Air Lines, Inc. 2001-1 A2
7.11%	03/18/13		6,370,000	6,463,757
Northwest Air Dip
7.15%	05/21/12	[5]	4,960,000	4,733,080
Northwest Airlines, Inc.
6.84%	04/01/11		1,200,000	1,203,000
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23		2,667,916	2,684,117
Saint Acquisition Corp.
12.50%	05/15/17	[3]	4,000,000	2,700,000
Swift Transportation Co. Term Loan
9.48%	05/06/14	[5]	1,767,442	1,613,107
United Air Lines, Inc.
7.13%	02/01/14	[5]	3,482,500	3,314,361
United Air Lines, Inc. 2000-2 A1
7.03%	04/01/12		656,679	660,783
United Air Lines, Inc. 2001-1 A1
6.07%	09/01/14		3,453	3,470

				42,615,439

Total Corporates
(Cost $167,482,735)				162,430,690

MORTGAGE-BACKED — 30.10%**
Commercial Mortgage-Backed — 5.94%
Bayview Commercial Asset Trust 2007-1 A1 (STEP)
5.35%	03/25/37	2,3,†	5,595,079	5,416,061
Bear Stearns Commercial Mortgage Securities 2006-PW14 AM
5.24%	12/11/38	[6]	10,000,000	9,637,668
CS First Boston Mortgage Securities Corp. 2005-C5 AM
5.10%	08/15/38	[2]	9,655,000	9,309,812
FMAC Loan Receivables Trust 1998-CA A2
6.66%	09/15/20	[3]	43,957	42,805
Structured Asset Securities Corp. 1996-CFL H
7.75%	02/25/28	[3]	670,637	684,965
Terra LNR 2006-1A D
6.55%	06/15/17	2,3,6,†	1,000,000	993,781

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Terra LNR 2006-1A E
7.42%	06/15/17	2,3,6,†	$2,500,000	$2,478,203

				28,563,295

Non-Agency Mortgage-Backed — 15.29%
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	3,4,†	2,372,861	640,302
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	3,4,†	40,663	10,973
Citigroup Commercial Mortgage Trust 2006-C4 AM
5.91%	03/15/49	[2,6]	11,400,000	11,449,995
Countrywide Alternative Loan Trust 2005-14 4X (IO)
1.89%	05/25/35	4,7,†	3,188,057	69,514
Countrywide Alternative Loan Trust 2005-59 2X (IO)
1.79%	11/20/35	[4,7]	7,796,147	266,594
Countrywide Alternative Loan Trust 2006-0A9 X1P (IO)
2.21%	07/20/46	[4,7]	82,464,053	3,754,498
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.01%	05/20/46	[4]	43,746,097	1,922,297
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	545,993	542,534
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
5.92%	04/19/47	2,†	1,892,966	1,859,247
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.42%	03/19/35	[4,7]	7,955,869	139,228
Harborview Mortgage Loan Trust 2005-10 X (IO)
1.56%	11/19/35	[2,4]	14,009,494	319,592
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.62%	10/19/35	[2,4]	29,629,868	263,891
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
1.89%	03/19/37	[2,4]	27,671,850	968,515
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
2.23%	05/19/47	[2,4]	55,970,964	1,757,838
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.65%	12/25/34	[4,7]	3,176,248	59,058
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
5.53%	08/25/34	[2]	619,570	608,873
LB-UBS Commercial Mortgage Trust 2006-C3 AM
5.71%	03/15/39	[2]	13,145,000	13,153,266
Lehman XS Net Interest Margin Notes 2006-2N A1
7.00%	02/27/46	3,†	1,651,122	1,647,510
Morgan Stanley Capital I 2006-HQ9 AM
5.77%	07/12/44	[2]	10,000,000	10,008,246
Morgan Stanley Capital I 2006-IQ12 AM
5.37%	12/15/43		11,000,000	10,672,623
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	3,†	3,218,807	2,909,322
Washington Mutual Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		187,101	192,338
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.43%	08/25/46	[4,7]	333,516,444	2,708,487
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
0.61%	04/25/47	[4,7]	138,809,963	1,697,343
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.79%	02/25/47	[4,7]	229,265,068	2,927,682
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
0.70%	03/25/47	[4,7]	228,386,453	2,992,626

				73,542,392

U.S. Agency Mortgage-Backed — 8.87%
Fannie Mae 1993-80 S
4.58%	05/25/23	[2]	26,498	25,861
Fannie Mae 1997-44 SB (IO)
2.72%	06/25/08	[2]	61,264	601
Fannie Mae 2000-45 SA (IO)
2.34%	12/18/30	[2,6]	4,297,165	359,341
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	2,913	3,047
Fannie Mae 2003-107 SQ (IO)
2.52%	05/25/33	[2]	699,070	32,372
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		787,391	33,293
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	59,179	62,806
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32	[6]	2,776,676	478,788
Fannie Mae 2003-67 IH (IO)
5.00%	01/25/25		878,304	20,113
Fannie Mae 2003-85 IP (IO)
5.50%	12/25/28		135,000	12,192
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2,6]	1,645,209	1,545,685
Fannie Mae 2007-50 SE
1.62%	06/25/37	[2,6]	46,711,045	2,202,491
Fannie Mae Pool 555312
7.08%	01/01/33	[2,6]	609,402	619,852

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	$14,590	$16,538
Freddie Mac 2451 SP
4.28%	05/15/09	[2]	10,103	10,166
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		879,222	128,971
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		2,013,878	219,645
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		1,925,034	48,238
Freddie Mac 2596 IJ (IO)
5.00%	01/15/17		817,469	68,124
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		205,738	42,030
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		1,199,114	157,553
Freddie Mac 2692 EI (IO)
5.50%	08/15/33		265,215	84,235
Freddie Mac 2764 CT
7.50%	03/15/34	[2,6]	484,274	465,564
Freddie Mac 2764 SH
7.50%	03/15/34	[2,6]	305,437	296,791
Freddie Mac 2827 JT
8.50%	12/15/32	[2]	171,760	170,951
Freddie Mac 2856 ST
7.00%	09/15/23	[2,6]	752,858	738,451
Freddie Mac 3132 FA
6.15%	03/15/36	[2,6]	8,685,861	8,614,781
Freddie Mac 3145 GF
6.15%	04/15/36	[2,6]	6,839,212	6,785,868
Freddie Mac 3148 CF
6.15%	02/15/34	[2,6]	8,261,612	8,198,961
Freddie Mac 3242 SA (IO)
0.60%	11/15/36	[2,6]	67,409,742	3,154,675
Freddie Mac 3260 AS (IO)
0.63%	01/15/37	[2,6]	82,732,535	3,969,375
Freddie Mac 3280 SI (IO)
0.69%	02/15/37	[2,6]	49,564,133	2,465,186
Freddie Mac 3289 SD (IO)
0.37%	03/15/37	2,6,†	27,667,750	1,009,434
Ginnie Mae 2001-31 SJ
8.76%	02/20/31	[2]	131,785	146,804
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		226,935	24,845
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		200,000	9,005
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		424,862	9,748
Ginnie Mae 2004-8 SE
4.04%	11/26/23	[2,6]	522,084	487,229

				42,719,610

Total Mortgage-Backed
(Cost $144,369,320)				144,825,297

Total Bonds – 107.14% (Cost $531,967,453)				515,397,055

			Shares
COMMON STOCK — 0.00%
Transportation — 0.00%
Northwest Airlines Corp.
			307	5,465

Total Common Stock
(Cost $6,536)				5,465

PREFERRED STOCK — 0.31%
Automotive — 0.04%
Corts Trust for Ford Motor Co.
0.10%	07/16/31		700	12,950
Preferred Plus Trust Ford Motor Co.
0.10%	07/16/31		8,100	161,352

				174,302

Communications — 0.27%
Corts Trust for US West Communications
0.09%	11/15/43		7,118	175,886
Preferred Plus Trust Citizens Communications Co.
0.10%			12,100	296,450
Preferred Plus Trust Qwest Capital Funding
0.10%	02/15/31		9,650	225,327
0.10%	02/15/31		19,500	472,680
Preferred Plus Trust Verizon Global Funding Corp.
0.10%	12/01/30		6,100	156,038

				1,326,381

Total Preferred Stock
(Cost $1,487,681)				1,500,683

			Contracts
PUT OPTIONS PURCHASED — 0.27%
Automotive — 0.10%
General Motors Corp., Put Strike $30, expires 01/19/08
			200	20,800

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Contracts	Value
PUT OPTIONS PURCHASED (continued)
General Motors Corp., Put Strike $35, expires 01/19/08
	450	$281,250
General Motors Corp., Put Strike $40, expires 01/19/08
	200	177,000

		479,050

Futures — 0.17%
90 Day Euro Future, Put Strike $94.75, Expires 12/22/07
	500	556,250
90 Day Euro Futures, Put Strike $94.50, expires 12/22/07
	1,500	28,125
90 Day Euro Futures, Put Strike $94.625, expires 03/22/08
	1,000	68,750
90 Day Euro Futures, Written Strike $95, expires 12/22/07
	250	167,188

		820,313

Total Put Options Purchased
(Cost $2,792,800)		1,299,363

	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.55%

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	41,408,000	317,061

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.69% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	38,868,000	316,191

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	20,318,000	182,862

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	44,807,000	416,297

Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	40,261,000	411,850

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	5,222,000	158,318

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	2,629,000	101,742

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.10% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	4,988,000	206,836

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.20% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	5,811,000	269,428

Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	5,312,000	278,939

Total Purchased Swaptions
(Cost $2,005,306)		2,659,524

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
SHORT TERM INVESTMENTS — 6.24%
Money Market Fund — 4.96%
Bank of New York Cash Reserves		$2,148,049	$2,148,049
JPMorgan Prime Money Market Fund		21,716,362	21,716,362

			23,864,411

U.S. Agency Discount Notes — 1.28%
Fannie Mae
4.80%[8]	10/03/07	163,000	162,957
Federal Home Loan Bank
4.60%[8]	10/17/07	1,835,000	1,831,248
4.61%[8]	10/26/07	1,075,000	1,071,559
Freddie Mac
4.70%[8]	10/22/07 [6]	1,000,000	997,258
4.70%[8]	10/22/07	314,000	313,139
4.90%[8]	10/02/07 [7]	1,787,000	1,786,757

			6,162,918

Total Short Term Investments
(Cost $30,027,329)			30,027,329

Total Investments – 114.51%
(Cost $568,287,105)[1]			550,889,419

Liabilities in Excess of Other Assets – (14.51)%			(69,821,411)

NET ASSETS – 100.00%			$481,068,008

	Shares	Proceeds	Value
SECURITIES SOLD SHORT
AMR Corp.	(3,565)	$(28,671)	$(79,464)
Continental Airlines, Inc., Cl. B	(33,041)	(403,761)	(1,091,344)

Total Securities Sold Short		(432,432)	(1,170,808)

Counterparty	Maturity Date	Principal Amount	Net Closing Amount
REVERSE REPURCHASE AGREEMENTS
Barclays Bank PLC, 4.95%	10/30/07	$(15,633,000)	$(15,633,000)
Barclays Bank PLC, 5.00%	10/23/07	(22,843,000)	(22,843,000)
Barclays Bank PLC, 5.28%	10/30/07	(2,527,000)	(2,527,000)
JPMorgan & Co., 5.33%	10/30/07	(13,066,000)	(13,066,000)

Total Reverse Repurchase Agreements		(54,069,000)	(54,069,000)

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
90 Day Euro Futures, Call Strike $95.25, expires 12/22/07	(750)	$(340,307)	$(267,187)
90 Day Euro$ Futr Dec07 95.625	(1,000)	(160,000)	(125,000)

Total Call Options Written		(500,307)	(392,187)

WRITTEN PUT OPTIONS
90 Day Euro Futures, Written Strike $94.125, expires 03/22/08	(1,000)	(216,250)	(18,750)
90 Day Euro Futures, Written Strike $94.25, expires 12/22/07	(3,000)	(592,500)	(18,750)
90 Day Euro Futures, Written Strike $94.375, expires 03/22/08	(1,000)	(385,000)	(31,250)
General Motors Corp., Written Strike $7.50, expires 01/19/08	(505)	(74,232)	(1,010)

Total Written Put Options		(1,267,982)	(69,760)

Issues	Notional Amount(000’s)
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	20,000	(450,000)	(403,524)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.01% annually; Option Expiration Date of 05/11/10. Counterparty: Barclays Capital, Inc.

	19,000	(440,800)	(486,833)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% annually; Option Expiration Date of 01/26/10. Counterparty: Citigroup Inc.

	10,000	(205,556)	(249,000)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.14% annually; Option Expiration Date of 05/24/10. Counterparty: Barclays Capital, Inc.

	22,000	(472,645)	(630,925)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.

	20,000	(435,815)	(618,932)

Total Written Swaptions		(2,004,816)	(2,389,214)

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
84	Euro Ninety Day, March 2008	$(91,190)
94	Euro Ninety Day, June 2008	(125,015)
94	Euro Ninety Day, September 2008	(132,515)
94	Euro Ninety Day, December 2008	(130,790)
94	Euro Ninety Day, March 2009	(114,215)
94	Euro Ninety Day, June 2009	(93,315)
94	Euro Ninety Day, September 2009	(74,490)
94	Euro Ninety Day, December 2009	(61,590)
10	Euro Ninety Day, March 2010	(3,975)
478	U.S. Treasury Two Year Note, December 2007	(369,306)
276	U.S. Treasury Five Year Note, December 2007	(143,884)
41	U.S. Treasury Ten Year Note, December 2007	(20,413)
25	U.S. Treasury Thirty Year Note, December 2007	(3,666)

	Net unrealized depreciation	$(1,364,364)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.66% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	01/02/17	$5,000	$174,924
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.40% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	02/06/17	7,000	349,054
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.75% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	03/09/17	8,000	457,084
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.34% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	04/10/17	6,000	241,157
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	04/19/17	7,000	390,253
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/09/17	2,000	49,808
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.68% annually. Counterparty: Lehman Brothers Holdings, Inc.
	05/16/17	8,000	616,863

The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/18/17	16,000	405,093

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/24/17	3,330	116,410
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 9.15% annually. Counterparty: Merrill Lynch & Co., Inc.
	05/25/17	5,000	459,681
The Fund pays a fixed rate equal to 5.42% semi-annually and the Fund receives a floating rate based on 3-month USD LIBOR. Counterparty: CS First Boston
	05/25/17	59,940	(1,824,944)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 9.28% annually. Counterparty: Lehman Brothers Holdings, Inc.
	06/05/17	5,000	519,425
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.07% semi-annually. Counterparty: Barclays Capital, Inc.
	12/27/21	7,000	(213,201)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	3,000	(68,878)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.
	03/26/22	5,930	(379,835)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	05/25/22	5,000	(148,073)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/04/22	2,000	(63,714)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.91% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/12/22	1,100	(13,445)

			1,067,662

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED)
Pay a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LUV, 6.50% due 03/01/12. Counterparty: Deutsche Bank AG
	12/20/09	$13,000	$(132,858)

Pay a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CBS, 7.70% due 07/30/10. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/11	3,000	(12,176)

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event of default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	2,000	13,377

Pay a fixed rate equal to 3.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the HCA, 6.95% due 12/20/11. Counterparty: Bear Stearns Cos., Inc.

	12/20/11	1,000	(22,790)

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 7, due 06/20/12. Counterparty: JPMorgan Chase & Co.

	06/20/12	2,000	6,548

Pay a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.

	06/20/12	5,000	54,764

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: CS First Boston

	06/20/12	11,500	395,086

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Barclays Capital, Inc.

	06/20/12	1,000	34,353

Pay a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	2,500	69,856

Pay a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	9,000	251,481

Pay a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.

	06/20/12	2,500	69,856

Pay a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: CS First Boston

	06/20/12	22,500	246,466
Pay a fixed rate equal to 3.17% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CFC, 4.00% due 03/22/11. Counterparty: CS First Boston
	09/20/12	1,500	(43,406)
Pay a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of HD, 3.75% due 09/15/09. Counterparty: Morgan Stanley
	09/20/12	2,500	7,997
Pay a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LTD, 6.13% due 12/01/12. Counterparty: Citigroup, Inc.
	09/20/12	2,500	9,168
Pay a fix rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of M, 6.63% due 04/01/11. Counterparty: Citigroup, Inc.
	09/20/12	2,500	421

Pay a fixed rate equal to 2.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	1,244	(67,031)

Pay a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	1,244	(72,413)

Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	1,000	(9,620)
Pay a fixed rate equal to 1.92% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: UBS AG
	09/20/12	1,700	(52,625)

Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.

	09/20/12	750	(19,324)

Pay a fixed rate equal to 1.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Barclays Capital, Inc.

	09/20/12	2,250	(30,967)

Pay a fixed rate equal to 1.30% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Bear Stearns Cos., Inc.

	09/20/12	2,750	(13,182)

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Deutsche Bank AG

	12/20/12	$2,050	42,728

Pay a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	6,500	76,582

Pay a fixed rate equal to 3.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Dow Jones CDX Series 9, due 12/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	12/20/12	4,000	114,825

Pay a fixed rate equal to 0.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	1,500	23,210

Pay a fixed rate equal to 1.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	800	17,075
Pay a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the PHM, 7.88% due 08/01/11. Counterparty: UBS AG.
	12/20/12	2,000	209,143
Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the FGIC Monoline AAA, due 12/20/12. Counterparty: UBS AG
	12/20/12	1,300	5,690
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	3,000	(597)
Pay a fixed rate equal to 0.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: CS First Boston
	06/20/14	5,000	28,082
Pay a fixed rate equal to 1.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the DHI, 5.38% due 06/15/12. Counterparty: CS First Boston
	06/20/14	4,000	366,130
Pay a fixed rate equal to 0.47% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: CS First Boston
	09/20/14	5,000	(62,895)
Pay a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GS, 6.60% due 01/15/12. Counterparty: UBS AG
	09/20/14	5,000	(98,653)
Pay a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of GS, 6.60% due 01/15/12. Counterparty: CS First Boston
	09/20/14	2,500	5,187

Pay a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: Goldman Sachs Group, Inc.

	12/20/14	1,250	(15,041)
Pay a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the TOL, 6.88% due 11/15/12. Counterparty: UBS AG
	12/20/14	2,500	14,491

Pay a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: Bear Stearns Cos., Inc.

	12/20/14	2,500	10,159

Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the FHLT 2004-B M1, 5.90% due 05/25/34. Counterparty: Deutsche Bank AG

	07/25/34	5,000	99,442

Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LBMLT 2004-3 M1, 5.89% due 07/25/34. Counterparty: Deutsche Bank AG

	07/25/34	5,000	99,592

Pay a fixed rate equal to 0.60% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMSI 2004 R7 M1, 5.84% due 08/25/34. Counterparty: Deutsche Bank AG

	08/25/34	5,000	140,600

Pay a fixed rate equal to 2.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SABR 2005-EC1 B3, 7.22% due 01/25/35. Counterparty: Bear Stearns Cos., Inc.[2]

	01/25/35	223	46,056

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	2,405	1,455,820

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	2,405	1,455,820

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	1,871	1,128,896

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	$36	$27,301

			5,872,624

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 1.05% and the Fund will pay to the counterparty at par including interest accrued in the event of default of CVC, 8.00% due 04/15/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,800	(5,311)

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of HCA, 6.95% due 05/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,800	226

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of RHD, 8.88% due 2016. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,800	1,909

Receive a fixed rate equal to 1.70% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the F 7, 13.00% due 06/20/08. Counterparty: JPMorgan Chase & Co.

	06/20/08	5,000	(30,601)

Receive a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	2,500	(94,044)

Receive a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/12	9,000	(338,559)

Receive a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.

	06/20/12	2,500	(94,044)

Receive a fixed rate equal to 0.50% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the AMSI 2004-R7 A4, 5.84% due 08/25/34. Counterparty: Deutsche Bank AG

	07/25/34	1,666	5,703

Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.

	08/25/37	2,019	(1,417,544)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	2,501	(1,755,938)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	3,950	(2,773,303)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: CS First Boston
	08/25/37	840	(589,759)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
	01/25/38	180	(111,969)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	4,810	(2,992,066)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	2,405	(1,496,033)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	2,500	(296,833)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.

	01/25/38	1,500	(178,100)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	2,165	(257,058)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	3,015	(132,411)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	2,165	(95,176)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG
	01/25/38	2,250	(1,399,615)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	720	(447,877)

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	$1,065	$(128,439)

			(14,626,842)

Notes:

[1]	Cost for Federal income tax purposes is $568,287,105 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$6,528,959
Gross unrealized depreciation	(23,926,645)

Net unrealized (depreciation)	$(17,397,686)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The market value of these securities at September 30, 2007 was $166,086,381 representing 34.52% of total net assets.

[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
7/3/2007	Asurion Corp. Term Loan, 8.36%, 07/13/14	$990,313	$973,333	0.20%
12/19/06	Boston Generating LLC 1st Lien, 5.79%, 12/19/13	2,982,466	2,926,959	0.61%
04/14/07	Calpine Corp. Term Loan, 7.45%, 03/29/09	997,500	985,967	0.20%
04/14/07	Calpine CCFC I Term Loan, 11.26%, 08/26/09	2,317,500	2,321,251	0.48%
04/12/07	Caresteam Health, Inc. Term Loan, 10.59%, 10/30/13	2,269,576	2,155,313	0.45%
06/30/06	Cebridge 2nd Lien PIK, 11.36%, 05/05/14	8,408,503	8,042,712	1.67%
03/15/07	Charter Communications, Inc. Term Loan 3rd Lien, 7.70%, 03/01/14	3,001,181	2,877,657	0.60%
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	5,000,000	4,987,500	1.03%
09/27/07	First Data Corp. Term Loan B1, 8.36%, 09/27/14	1,440,000	1,440,000	0.30%
09/26/07	General Motors Corp. Strip II, 0.50%, 07/20/11	3,690,000	3,676,000	0.76%
08/02/07	HCA Term Loan B, 7.45%, 11/17/13	1,931,500	1,960,063	0.41%
03/07/07	Kelson 1st Lien, 8.45%, 03/16/13	4,987,851	4,671,430	0.97%
03/07/07	Kelson 2nd Lien PIK, 0.00%, 03/01/14	3,600,727	3,296,390	0.69%
08/09/06	Murray Bank Loan 3rd Lien, 17.69%, 07/28/11	1,043,687	1,033,250	0.21%
08/21/06	Northwest Air Dip, 7.15%, 05/21/12	4,917,500	4,733,080	0.98%
05/14/07	Swift Transportation Co. Term Loan, 9.48%, 05/06/14	1,767,442	1,613,107	0.33%
12/21/2006	TPF Generation Holdings LLC 2nd Lien, 9.45%, 12/15/14	1,000,000	952,000	0.20%
5/24/2007	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 0.00%, 12/31/08	2,000,000	1,965,000	0.41%
5/7/2007	Tribune 1st Lien Term Loan B, 8.36%, 05/24/14	1,985,690	1,825,278	0.40%
1/4/2007	Tropicana Entertainment, 7.45%, 12/31/11	1,953,595	1,898,127	0.39%
2/1/2007	United Air Lines, Inc., 7.13%, 02/01/14	3,482,500	3,314,361	0.69%

		$59,767,531	$57,648,778	11.98%

[6]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
[7]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2007.
[8]	Represents annualized yield at date of purchase.
†	Fair valued security. The aggregate value of fair valued securities is $110,929,255 which is 23.06% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 80.07%
ASSET-BACKED SECURITIES — 23.11%**
ACE Securities Corp. 2004-FM1 B1A
8.63%	09/25/33	[2]	$17,188	$1,082
ACE Securities Corp. 2006-SL1 A
5.29%	09/25/35	[2]	524,959	504,366
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.63%	12/28/40	2,3,†	2,400,000	2,206,123
Bear Stearns Asset Backed Securities Trust 2000-2 M1 (STEP)
8.04%	08/25/30		361,866	361,891
Carrington Mortgage Loan Trust 2006-NC1 A2
5.29%	01/25/36	[2]	2,200,000	2,178,128
Carrington Mortgage Loan Trust 2007-FRE1 A1
5.25%	02/25/37	[2]	654,111	649,637
Castle Trust 2003-1AW A1
6.50%	05/15/27	[2,3]	733,595	733,294
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,3,†	591,811	563,146
Countrywide Asset-Backed Certificates 2004-1 M2
5.68%	03/25/34	[2]	2,250,000	2,094,660
Countrywide Asset-Backed Certificates 2005-13 AF1
5.26%	04/25/36	[2]	192,939	192,840
Countrywide Asset-Backed Certificates 2005-BC4 2A2
5.40%	08/25/35	[2]	2,617,980	2,615,116
Countrywide Asset-Backed Certificates 2006-25 2A1
5.20%	06/25/37	[2]	2,097,452	2,080,704
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37		1,454,839	1,453,702
Embarcadero Aircraft Securitization Trust 2000-A A1
6.23%	08/15/25	[2,3]	834,461	692,693
First Franklin Mortgage Loan Asset Backed Certificates
5.18%	03/25/37	[2]	1,238,849	1,231,167
Genesis Funding Ltd. 2006-1A G1
5.74%	12/19/32	2,3,†	1,750,000	1,697,555
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
5.57%	06/25/30	[2]	687,497	664,399
GMAC Mortgage Corp. Loan Trust 2001-HLT2 AII (STEP)
6.05%	04/25/27		122,419	121,974
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		94,230	77,188
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		189,200	153,754
Green Tree Home Improvement Loan Trust 1996-B A
6.45%	10/15/15	†	3,671	3,671
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		117,948	102,685
Greenpoint Mortgage Funding Trust 2005-HE2 A1
5.95%	04/15/30	[2]	41,842	41,841
GSAMP Trust 2004-FM1 M2
6.53%	11/25/33	[2]	995,461	948,822
GSAMP Trust 2006-HE8 A2A
5.20%	01/25/37	[2]	751,582	747,824
GSAMP Trust 2007-FM1 A2A
5.20%	12/25/36	[2]	1,432,364	1,416,277
GSAMP Trust 2007-HE2 A2A
5.25%	03/25/37	[2]	1,037,283	1,029,628
Home Equity Asset Trust 2007-3 2A2
5.31%	08/25/37	[2]	2,400,000	2,359,279
HPSC Equipment Receivables LLC 2003-1A F
13.95%	07/20/11	3,†	65,614	65,004
IndyMac Home Equity Loan Asset-Backed Trust 2002-A M1
6.26%	05/25/33	[2]	927,841	902,228
IndyMac Residential Asset Backed Trust 2006-A A2
5.28%	03/25/36	[2]	2,305,000	2,282,843
Inman Square Funding Ltd. 2005-2A I
5.81%	10/06/40	2,3,†	2,500,000	2,481,268
MASTR Asset Backed Securities Trust 2006-NC1 A2
5.27%	01/25/36	[2]	2,265,000	2,245,757
Mego Mortgage Home Loan Trust 1997-4 M1 (STEP)
8.00%	09/25/23		68,041	67,431
Oakwood Mortgage Investors, Inc. 2002-B A1
5.98%	05/15/13	[2]	148,980	135,942
Option One Mortgage Loan Trust 2003-2 A2
5.43%	04/25/33	[2]	128,493	124,862
Renaissance Home Equity Loan Trust 2006-4 A V1
5.20%	01/25/37	[2]	3,077,798	3,054,714
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,†	602,903	549,113
Residential Funding Mortgage Securities II, Inc. 2006-HSA2 AI1
5.24%	03/25/36	[2]	822,410	818,307
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
5.26%	05/25/37	[2]	2,526,570	2,506,242
Structured Asset Receivables Trust 2003-1
5.86%	01/21/10	2,3,†	793,107	793,156

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Receivables Trust 2003-2
5.76%	01/21/09	2,3,†	$361,741	$361,764
Structured Asset Receivables Trust 2005-1
5.87%	01/21/15	2,3,†	2,353,359	2,353,507
Structured Settlements Fund 1999-A A
7.25%	12/20/15	3,†	12,187	12,059
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	3,4,†	16,705,546	182,116
Terwin Mortgage Trust 2005-7SL A1
5.40%	07/25/35	[2,3]	177,563	175,518
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	[2,3]	1,407,191	1,382,137
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		406,016	404,531

Total Asset-Backed Securities
(Cost $48,988,976)				47,821,945

CORPORATES — 22.02%*
Automotive — 2.67%
Delphi Dip 2nd Lien
8.13%	12/31/07	[5]	1,000,000	997,500
Ford Motor Credit Co. LLC
6.93%	01/15/10	[2]	2,060,000	1,939,756
8.11%	01/13/12	[2]	766,000	724,446
GMAC LLC
7.82%	12/01/14	[2]	2,028,000	1,872,142

				5,533,844

Banking — 2.94%
Banponce Trust I
8.33%	02/01/27		900,000	937,467
CS First Boston/London
0.00%	03/24/10	[2,3]	1,322,000	1,279,035
0.00%	03/24/10	[2,3]	522,000	505,035
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	445,000	415,897
MBNA Capital A
8.28%	12/01/26		800,000	835,432
Popular North America, Inc.
6.05%	12/12/07	[2]	915,000	916,481
Roslyn Bancorp, Inc.
5.75%	11/15/07		1,200,000	1,199,080

				6,088,427

Communications — 1.22%
Cebridge 2nd Lien
11.36%	05/05/14	[5]	1,000,000	977,500
Comcast LCI Holdings
7.63%	02/15/08		1,000,000	1,008,337
Dex Media East LLC/Dex Media East Finance Co.
12.13%	11/15/12		500,000	535,000

				2,520,837

Consumer Discretionary — 0.44%
Tribune 1st Lien Term Loan B
8.36%	05/24/14	[5]	1,000,000	912,639

Consumer Products — 0.49%
SABMiller PLC
5.53%	07/01/09	[2,3]	1,000,000	1,002,708

Electric — 4.26%
Dominion Resources, Inc. B
5.76%	11/14/08	[2]	1,750,000	1,751,068
East Coast Power LLC
6.74%	03/31/08		332,383	335,591
Entergy Gulf States, Inc.
6.47%	12/08/08	[2,3]	1,500,000	1,505,772
Florida Power Corp.
5.98%	11/14/08	[2]	1,430,000	1,431,808
Power Contract Financing LLC
6.26%	02/01/10	[3]	493,200	500,847
Reliant Energy, Inc.
6.75%	12/15/14		700,000	710,500
TECO Energy, Inc.
7.36%	05/01/10	[2]	800,000	808,000
TXU Electric Delivery Co.
6.07%	09/16/08	[2,3]	1,800,000	1,782,104

				8,825,690

Finance — 3.39%
Countrywide Financial Corp. B (MTN)
5.43%	03/24/09	[2]	1,400,000	1,317,047
Countrywide Home Loans, Inc. (MTN)
4.25%	12/19/07		215,000	212,523
Kelson 1st Lien
8.45%	03/16/13	[5]	1,000,000	934,286
Lehman Brothers Holdings, Inc.
5.63%	11/16/09	[2]	1,200,000	1,171,488
Lehman Brothers Holdings, Inc. (MTN)
5.58%	07/18/11	[2]	620,000	594,080
Residential Capital LLC
6.22%	06/09/08	[2]	620,000	571,175
7.46%	04/17/09	[2]	275,000	234,094
7.60%	05/22/09	[2]	549,000	467,336
9.19%	04/17/09	[2,3]	141,000	98,876
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	1,458,000	1,424,903

				7,025,808

Health Care — 1.55%
Cardinal Health, Inc.
5.50%	10/02/09	[2,3]	1,245,000	1,246,955
Community Health Systems, Inc. 1st Lien
7.76%	07/25/14	[5]	1,000,000	984,188

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
HCA Term Loan B
7.45%	11/17/13	[5]	$992,500	$975,131

				3,206,274

Real Estate Investment Trust (REIT) — 2.52%
Developers Diversified Realty Corp.
3.88%	01/30/09		1,300,000	1,279,732
First Industrial LP
5.25%	06/15/09		405,000	405,543
HCP, Inc.
6.14%	09/15/08	[2]	1,800,000	1,797,307
Highwoods Properties, Inc.
7.13%	02/01/08		1,135,000	1,138,420
HRPT Properties Trust
6.29%	03/16/11	[2]	604,000	604,902

				5,225,904

Transportation — 2.54%
Air 2 US A
8.03%	10/01/20	[3]	260,956	264,871
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		925,053	916,611
Delta Air Lines, Inc. 2001-1 A1
6.62%	09/18/12		1,687,632	1,685,522
Northwest Air Dip
7.15%	05/21/12	[5]	990,000	944,708
United Air Lines, Inc.
7.13%	02/01/14	[5]	995,000	946,960
United Air Lines, Inc. 2000-2 A1
7.03%	04/01/12		493,708	496,793

				5,255,465

Total Corporates
(Cost $46,331,855)				45,597,596

MORTGAGE-BACKED — 27.04%**
Commercial Mortgage-Backed — 6.42%
Bayview Commercial Asset Trust 2004-1 A
5.49%	04/25/34	2,3,†	2,021,848	2,016,680
Bayview Commercial Asset Trust 2004-2 A (STEP)
5.56%	08/25/34	2,3,†	1,938,127	1,931,028
Bayview Commercial Asset Trust 2005-2A A1 (STEP)
5.44%	08/25/35	[2,3]	943,406	940,268
Bayview Commercial Asset Trust 2007-1 A1 (STEP)
5.35%	03/25/37	2,3,†	2,984,042	2,888,566
Bayview Commercial Asset Trust 2007-3 A1
5.37%	07/25/37	2,3,†	3,319,795	3,270,019
Terra LNR 2006-1A D
6.55%	06/15/17	2,3,†	1,500,000	1,490,672
Terra LNR 2006-1A E
7.42%	06/15/17	2,3,†	750,000	743,461

				13,280,694

Non-Agency Mortgage-Backed — 15.81%
Alliance Bancorp Trust 2007-OA1 A1
5.37%	07/25/37	[2]	3,048,756	2,997,115
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	2,†	2,574,548	2,531,505
Chevy Chase Mortgage Funding Corp. 2004-1A A1
5.41%	01/25/35	2,3,†	1,051,804	1,038,665
Chevy Chase Mortgage Funding Corp. 2005-2A A1 (STEP)
5.31%	05/25/36	2,3,†	1,268,332	1,231,085
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[2]	805,409	798,694
Countrywide Alternative Loan Trust 2005-14 4X (IO)
1.89%	05/25/35	4,6,†	2,077,931	45,308
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	1,180,101	1,163,874
Countrywide Alternative Loan Trust 2005-59 1A1
5.87%	11/20/35	[2]	1,325,298	1,298,039
Countrywide Alternative Loan Trust 2005-59 2X (IO)
1.79%	11/20/35	[4,6]	3,898,073	133,297
Countrywide Alternative Loan Trust 2005-61 2A1
5.41%	12/25/35	[2]	644,280	638,014
Countrywide Alternative Loan Trust 2005-72 A1 (STEP)
5.40%	01/25/36	[2]	1,076,214	1,053,197
Countrywide Alternative Loan Trust 2006-OA12 A2
5.71%	09/20/46	[2]	2,382,084	2,333,801
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.01%	05/20/46	[4]	6,315,072	277,498
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	216,771	215,398
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
5.92%	04/19/47	2,†	2,523,955	2,478,996
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.42%	03/19/35	[4,6]	2,882,906	50,451
Harborview Mortgage Loan Trust 2005-10 X (IO)
1.56%	11/19/35	[2,4]	4,029,937	91,933

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
5.52%	12/25/34	[2]	$616,141	$605,081
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.65%	12/25/34	[4,6]	2,010,857	37,389
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
5.56%	09/25/34	[2]	333,193	330,696
MASTR Seasoned Securities Trust 2004-1 4A1
6.24%	10/25/32	[2]	495,347	501,561
MASTR Seasoned Securities Trust 2005-1 4A1
6.02%	10/25/32	[2]	787,885	798,845
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		90,211	90,181
Residential Accredit Loans, Inc. 2005-QO3 A1
5.53%	10/25/45	[2]	2,610,774	2,561,899
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		420,816	427,116
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
7.65%	12/27/35	[2]	2,586,368	2,593,297
Structured Asset Securities Corp. 2002-5A 6A
6.29%	04/25/32	[2]	25,452	25,373
Summit Mortgage Trust 2000-1 B5
6.61%	12/28/12	2,3,†	260	260
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	3,†	1,566,974	1,416,311
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.75%	04/25/47	[2]	1,832,129	1,783,411
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.12%	01/25/33	[2]	374,822	373,947
Washington Mutual Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		430,333	442,378
Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A22
5.35%	01/25/45	[2]	24,125	24,109
Washington Mutual Mortgage Pass-Through Certificates 2006-AR4 1A1A
5.92%	05/25/46	[2]	2,399,298	2,351,686

				32,740,410

U.S. Agency Mortgage-Backed — 4.81%
Fannie Mae 1993-95 SB
15.05%	06/25/08	[2]	758	783
Fannie Mae 1997-91 SL (IO)
4.67%	11/25/23	[2]	446,946	48,226
Fannie Mae 2001-60 JZ
6.00%	03/25/31		24,381	24,371
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		677,238	116,778
Fannie Mae 2003-62 IG (IO)
5.00%	10/25/31		1,000,000	291,401
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		523,191	21,229
Fannie Mae 2006-B2 AB
5.50%	05/25/14		2,887,040	2,895,372
Fannie Mae G-36 ZB
7.00%	11/25/21		4,814	5,066
Fannie Mae Pool 646884
5.50%	05/01/32	[2]	400,714	404,495
Fannie Mae Pool 887714
6.12%	08/01/36	[2]	2,370,018	2,403,701
Freddie Mac 2 L
8.00%	11/25/22		42,159	43,863
Freddie Mac 2080 PJ
6.50%	08/15/28		628,326	648,604
Freddie Mac 2535 LI (IO)
5.50%	08/15/26		123,066	2,364
Freddie Mac Non Gold Pool 1LO113
6.94%	05/01/35	[2]	741,501	759,262
Freddie Mac Non Gold Pool 788498
7.47%	02/01/30	[2]	695,226	706,436
Freddie Mac Non Gold Pool 847288
5.09%	05/01/34	[2]	1,133,813	1,155,005
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		507,605	11,647
Ginnie Mae II Pool 80968
6.00%	07/20/34	[2]	423,575	427,342

				9,965,945

Total Mortgage-Backed
(Cost $56,910,823)				55,987,049

U.S. AGENCY SECURITIES — 7.90%
Fannie Mae
5.00%	09/15/08		2,170,000	2,184,851
5.20%	11/20/09		2,760,000	2,770,327
5.25%	01/11/10		1,790,000	1,793,632
5.38%	02/01/10		2,990,000	2,998,333
Federal Home Loan Bank
5.51%	04/30/09		1,640,000	1,640,000
Freddie Mac
5.13%	08/14/08		1,115,000	1,118,220

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
5.25%	01/11/10		$3,849,000	$3,856,871

Total U.S. Agency Securities
(Cost $16,300,382)				16,362,234

Total Bonds – 80.07%
(Cost $168,532,036)				165,768,824

			Shares
PREFERRED STOCK — 0.29%
Finance — 0.29%
Woodbourne Pass-Through Trust
6.92%	12/31/49	[2,3]	6	604,125

Total Preferred Stock
(Cost $600,000)				604,125

			Contracts
CALL OPTIONS PURCHASED — 0.31%
Futures — 0.31%
90 Day Euro Futures, Call Strike $94.875, expires 12/22/07			400	350,000
90 Day Euro Futures, Call Strike $95.75, expires 06/21/08			400	282,500

				632,500

Total Call Options Purchased
(Cost $333,000)				632,500

			Principal Amount
SHORT TERM INVESTMENTS — 21.60%
Commercial Paper — 10.09%
Bank of America
4.80%[7]	10/25/07		$3,180,000	3,169,824
BNP Paribas Finance, Inc.
4.95%[7]	10/22/07		1,245,000	1,241,405
Citigroup Funding Corp.
5.30%[7]	10/10/07		3,915,000	3,909,813
General Electric Capital Corp.
4.75%[7]	10/25/07		2,310,000	2,302,685
JPMorgan Chase & Co.
4.75%[7]	10/10/07		3,610,000	3,605,713
Rabobank USA Financial Corp.
5.05%[7]	10/09/07		2,980,000	2,976,656
5.25%[7]	10/15/07		950,000	948,060
Societe Generale North America
5.64%[7]	10/09/07		1,750,000	1,747,807
UBS Finance Corp.
5.00%[7]	10/30/07		1,000,000	995,976

				20,897,939

Money Market Fund — 7.29%
Bank of New York Cash Reserves			2,955,597	2,955,597
Dreyfus Cash Management Fund			2,817,000	2,817,000
JPMorgan Prime Money Market Fund			9,311,081	9,311,081

				15,083,678

U.S. Agency Discount Notes — 4.22%
Fannie Mae
4.60%[7]	10/10/07	[8]	35,000	34,960
4.80%[7]	10/03/07		321,000	320,914
5.28%[7]	10/10/07	[6,8]	5,895,000	5,887,506
Federal Home Loan Bank
0.00%[7]	10/24/07	[6]	450,000	448,680
4.61%[7]	10/26/07	[8]	980,000	976,862
4.62%[7]	10/19/07		325,000	324,249
Freddie Mac
4.70%[7]	10/22/07	[8]	155,000	154,575
4.80%[7]	10/09/07	[8]	545,000	544,419
4.99%[7]	10/09/07	[6,8]	49,000	48,947

				8,741,112

Total Short Term Investments
(Cost $44,722,649)				44,722,729

Total Investments – 102.27%
(Cost $214,187,685)[1]				211,728,178

Liabilities in Excess of Other Assets – (2.27)%				(4,699,764)

Net Assets – 100.00%				$207,028,414

Issues	Contracts		Premiums Received	Value
CALL OPTIONS WRITTEN
90 Day Euro Futures, Call Strike $95.25, expires 12/22/07	(40)		$(12,900)	$(14,250)
90 Day Euro Futures, Written Strike $95.25, expires 12/22/07	(400)		(109,000)	(142,500)
90 Day Euro Futures, Written Strike $95.75, expires 06/20/09	(400)		(209,000)	(275,000)
90 Day Euro Futures, Written Strike $95.75, expires 12/22/07	(400)		(96,000)	(205,000)

Total Call Options Written			(426,900)	(636,750)

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
1	S&P 500 Index E-Mini, December 2007	$2,037
420	S&P 500 Index, December 2007	5,802,920

	Net unrealized appreciation	$5,804,957

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: TOTAL RETURN
1 Year S&P 500/US0001M + 2 basis points (JPMorgan & Co.)[2]
	10/03/07	$44,897	$1,499,582

SWAPS: INTEREST RATE

The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/18/17	2,000	50,411

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.

	05/24/17	1,130	39,344
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/31/22	900	(20,727)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	05/25/22	2,000	(55,978)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/04/22	690	(21,981)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.91% quarterly. Counterparty: Lehman Brothers Holdings, Inc.
	06/12/22	600	(7,333)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.25% quarterly. Counterparty: Citigroup, Inc.
	08/21/22	360	(2,402)

			(18,666)

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 2.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	292	(15,734)

Pay a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	292	(16,997)

Pay a fixed rate equal to 1.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: Merrill Lynch & Co., Inc.

	09/20/12	250	(2,405)
Pay a fixed rate equal to 1.92% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: UBS AG
	09/20/12	400	(12,382)

Pay a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.

	09/20/12	200	(5,153)

Pay a fixed rate equal to 0.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	550	8,510

Pay a fixed rate equal to 1.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MBI, 6.63% due 10/01/28. Counterparty: JPMorgan Chase & Co.

	12/20/12	350	7,471

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: CS First Boston.

	12/20/12	300	7,165

Pay a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Financial AA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	700	16,691

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Deutsche Bank AG

	12/20/12	800	16,674

Pay a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	875	10,309
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	450	(90)

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GCI, 6.38% due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/14	$750	$5,704

Pay a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SHW, 7.38% due 02/01/27. Counterparty: Goldman Sachs & Co., Inc.

	09/20/14	500	(5,999)

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	485	293,585

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	485	293,585

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	78	46,714

Pay a fixed rate equal to 1.33% and the Fund will receive from the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.

	05/25/46	146	88,228

			735,876

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 1.05% and the Fund will pay to the counterparty at par including interest accrued in the event of default of CVC, 8.00% due 04/15/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,600	(4,721)

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of HCA, 6.95% due 05/01/12. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,600	201

Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par including interest accrued in the event of default of RHD, 8.88% due 2016. Counterparty: Lehman Brothers Holdings, Inc.

	03/20/08	1,600	1,697

Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.

	08/25/37	406	(285,285)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	310	(217,883)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: Citigroup, Inc.
	08/25/37	796	(558,750)
Receive a fixed rate equal to 3.89% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB-07-1, due 08/25/37. Counterparty: CS First Boston
	08/25/37	168	(117,601)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
	01/25/38	55	(34,213)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	970	(603,390)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	485	(301,695)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	770	(91,425)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.

	01/25/38	290	(34,433)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	290	(34,433)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	680	(29,864)

Receive a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	290	(12,749)
Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG
	01/25/38	150	(93,308)

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.

	01/25/38	220	(136,851)

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2007 (Unaudited)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

Receive a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	$230	$(27,738)

			(2,582,441)

Notes:
[1]	Cost for Federal income tax purposes is $214,187,685 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$633,262
Gross unrealized depreciation	(3,092,769)

Net unrealized (depreciation)	$(2,459,507)

[2]	Floating rate security. The rate disclosed is that in effect at September 30, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2007 was $40,221,194 representing 19.43% of total net assets.

[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
06/28/07	Community Health Systems, Inc. 1st Lien, 7.76%, 07/25/14	$1,000,000	$984,188	0.47%
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	1,000,000	997,500	0.48%
11/14/06	HCA Term Loan B, 7.45%, 11/17/13	992,500	975,131	0.47%
03/07/07	Kelson 1st Lien, 8.45%, 03/16/13	1,000,000	934,286	0.45%
08/21/06	Northwest Air Dip, 7.15%, 05/21/12	990,000	944,708	0.46%
05/17/07	Tribune 1st Lien Term Loan B, 8.36%, 05/24/14	992,845	912,639	0.44%
02/01/07	United Air Lines, Inc., 7.13%, 02/01/14	995,000	946,960	0.46%

		$6,970,345	$6,695,412	3.23%

[6]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2007.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $32,351,038 which is 15.63% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

(TBA): To be announced

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2007 (Unaudited)

	Ultra Short Bond Fund	Low Duration Bond Fund
Investments, at value (Cost $339,771,843, $1,940,427,418, $102,029,331, $3,667,655,063, $106,745,609, $568,287,105, and $214,187,685, respectively) (Note 2)	$335,607,469	$1,910,651,455
Swap contracts, at value (Premiums paid $(123,080), $(2,159,295), $0, $0, $0, $0, and $0, respectively) (Note 3)	32,799	2,021,014
Cash and cash equivalents (Note 2)	15,848,189	—
Cash on deposit with brokers for securities sold short and written option contracts (Note 3)	—	—
Dividends and interest receivable	1,453,747	12,815,404
Due from Adviser (Note 5)	5,924	—
Receivable for securities sold	1,107,427	1,331,517
Receivable for capital stock sold	924,438	17,237,435
Receivable for daily variation margin on futures contracts (Note 3)	21,448	1,819
Other assets	4,076	30,502

Total Assets	355,005,517	1,944,089,146

Liabilities:
Securities sold short (Proceeds $0, $0, $0, $0, $0, $432,432, and $0, respectively) (Note 3)	—	—
Swap contracts, at value (Premiums received $0, $0, $782,860, $25,660,605, $87,673, $8,504,930, and $1,537,886, respectively) (Note 3)	—	—
Written option contracts, at value (Premiums received $533,625, $11,084,886, $681,559, $17,397,447, $0, $3,773,105, and $426,900, respectively) (Note 3)	795,938	12,918,969
Reverse repurchase agreements (Proceeds $0, $0, $0, $0, $0, $54,069,000, and $0, respectively) (Note 3)	—	—
Payable to Custodian	—	4,131,024
Payable for securities purchased	3,598,446	31,246,023
Payable for capital stock redeemed	1,016,443	22,891,104
Payable for daily variation margin on futures contracts (Note 3)	—	19,922
Line of credit payable	—	—
Interest payable (Note 3)	—	—
Due to Adviser (Note 5)	83,067	465,257
Accrued expenses	31,723	228,364
Accrued trustees fees	15,003	74,903
Accrued 12b-1 expenses	21,033	188,082
Distributions payable	129,230	415,764

Total liabilities	5,690,883	72,579,412

Net assets	$349,314,634	$1,871,509,734

Class M Shares:
Net assets (Applicable to 35,934,480, 130,728,922, 1,324,407, 193,283,221, 3,725,567, 8,194,139, and 23,051,127, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$181,000,605	$1,223,962,437

Net asset value, offering and redemption price per Class M share	$5.04	$9.36

Class I Shares:
Net assets (Applicable to 33,403,994, 69,135,683, 8,787,290, 176,428,546, 5,628,408, 36,847,153, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$168,314,029	$647,547,297

Net asset value, offering and redemption price per Class I share	$5.04	$9.37

Net Assets Consist of:
Capital paid-in (Note 7)	$355,068,844	$1,930,063,496
Accumulated undistributed net investment income/(loss)	(81,919)	(345,873)
Accumulated undistributed net realized (loss) on investments, futures contracts, securities sold short, swap contracts and written options	(1,202,429)	(31,232,414)
Net unrealized appreciation/(depreciation) on investments	(4,164,374)	(29,775,963)
Net unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	(305,488)	2,800,488

	$349,314,634	$1,871,509,734

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2007 (Unaudited)

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
$101,938,111	$3,679,470,157	$103,202,886	$550,889,419	$211,728,178
—	—	—	—	—
30,530	—	95,019	—	—
—	—	—	1,424,467	—
1,027,194	39,815,408	1,888,210	5,703,867	1,117,570
11,524	—	15,359	—	131
2,597,411	15,205,069	5,890,383	40,438,658	4,910,314
1,475	20,752,750	131,603	131,515	123,642
149	11,881	106	118,012	—
1,953	51,234	1,540	7,165	3,273

105,608,347	3,755,306,499	111,225,106	598,713,103	217,883,108

—	—	—	1,170,808	—
871,752	26,436,139	19,008	7,686,556	365,649
792,121	20,094,081	—	2,851,161	636,750
—	—	—	54,069,000	—
—	2,534,308	—	4,023,996	2,760,853
1,745,848	71,466,723	11,606,131	45,624,675	6,027,082
127,906	18,867,499	61,154	1,648,702	52,440
2,672	95,765	1,172	30,571	637,980
—	75,000	—	—	—
—	—	—	160,099	—
29,110	1,020,503	60,003	272,298	—
37,298	301,436	35,483	58,649	52,573
5,057	131,007	4,648	16,783	29,419
2,288	301,550	7,825	17,965	—
101,406	1,298,802	8,261	13,832	291,948

3,715,458	142,622,813	11,803,685	117,645,095	10,854,694

$101,892,889	$3,612,683,686	$99,421,421	$481,068,008	$207,028,414

$13,346,232	$1,888,910,138	$39,586,667	$87,526,135	$207,028,414

$10.08	$9.77	$10.63	$10.68	$8.98

$88,546,657	$1,723,773,548	$59,834,754	$393,541,873	N/A

$10.08	$9.77	$10.63	$10.68	N/A

$103,118,895	$3,688,577,799	$102,914,579	$502,472,359	$198,426,783
(16,380)	(399,064)	52,553	(816,217)	2,521,744
(994,768)	(86,505,313)	(98,466)	(2,828,026)	(172,396)
(91,220)	11,815,094	(3,542,723)	(17,397,686)	(2,459,507)
(123,638)	(804,830)	95,478	(362,422)	8,711,790

$101,892,889	$3,612,683,686	$99,421,421	$481,068,008	$207,028,414

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2007 (Unaudited)

	Ultra Short Bond Fund	Low Duration Bond Fund
Investment Income:
Interest	$7,905,021	$50,261,372
Dividends	62,844	588,559

Total investment income	7,967,865	50,849,931

Expenses:
Investment advisory fees (Note 5)	351,590	2,655,128
Administration Fees	70,675	358,343
Custodian fees	15,299	42,403
Distribution (12b-1) fees	107,551	1,037,787
Dividends on securities sold short	—	—
Interest expense	—	—
Insurance expenses	4,467	28,614
Miscellaneous expenses	21,507	91,247
Professional fees	12,911	26,610
Registration and filing fees	20,541	37,573
Reports to shareholders	6,421	36,625
Transfer agent fees	20,690	124,367
Trustees’ fees and expenses	4,281	27,330
Repayment of reimbursed expenses (Note 5)	—	23,454

Total operating expenses	635,933	4,489,481
Expenses waived and reimbursed (Note 5)	(50,179)	—

Net expenses	585,754	4,489,481

Net investment income	7,382,111	46,360,450

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Securities Sold Short, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(762,874)	(8,886,991)
Futures contracts	(221,789)	1,010,888
Swap contracts	63,200	(546,377)
Written options	(108,000)	2,812,350
Net change in unrealized appreciation/(depreciation) on:
Investments	(3,488,338)	(18,745,599)
Futures contracts	(190,745)	(314,073)
Securities sold short	—	—
Swap contracts	183,315	3,739,029
Written options	(262,313)	(2,030,495)

Net change in realized and unrealized gain/(loss) on investments, futures contracts, securities sold short, swap contracts and written options	(4,787,544)	(22,961,268)

Net Increase/(Decrease) in Net Assets from Operations	$2,594,567	$23,399,182

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2007 (Unaudited)

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
$2,973,348	$83,902,528	$4,630,875	$19,973,121	$5,657,485
16,932	499,115	16,226	37,663	69,120

2,990,280	84,401,643	4,647,101	20,010,784	5,726,605

184,300	5,179,067	244,589	2,264,344	17,749
43,457	551,988	40,746	114,786	51,865
7,930	61,449	7,315	17,200	9,993
13,436	1,575,421	49,848	121,719	—
—	—	—	764,372	—
—	882	—	1,166,103	—
1,873	42,457	1,557	6,833	3,282
10,230	70,120	9,107	20,323	10,483
16,602	35,797	22,642	22,354	15,410
19,179	57,814	17,173	23,900	14,023
2,502	56,530	1,922	9,128	4,297
18,515	265,883	19,120	21,091	9,806
1,751	42,665	1,501	7,871	3,094
—	147,057	—	—	—

319,775	8,087,130	415,520	4,560,024	140,002
(75,428)	—	(96,624)	—	—

244,347	8,087,130	318,896	4,560,024	140,002

2,745,933	76,314,513	4,328,205	15,450,760	5,586,603

(496,403)	(4,745,373)	(199,317)	(3,360,943)	(798,819)
99,020	4,149,302	57,495	(874,284)	1,697,891
189,361	4,946,863	162,088	2,005,460	(850,985)
158,475	4,305,400	—	575,187	118,350

(490,435)	2,652,846	(3,485,289)	(17,570,151)	(1,858,361)
24,669	1,028,833	25,903	(1,110,932)	6,520,893
—	—	—	140,108	—
(124,815)	(1,895,675)	17,567	756,262	3,284,929
(124,325)	(3,021,733)	—	758,254	(209,850)

(764,453)	7,420,463	(3,421,553)	(18,681,039)	7,904,048

$1,981,480	$83,734,976	$906,652	$(3,230,279)	$13,490,651

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Ultra Short Bond Fund
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Operations:
Net investment income	$7,382,111	$13,079,601
Net realized gain/(loss) on investments	(762,874)	(255,421)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(266,589)	211,482
Net change in unrealized appreciation/(depreciation) on investments	(3,488,338)	1,930,102
Net change in unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	(269,743)	(135,761)

Net increase in net assets resulting from operations	2,594,567	14,830,003

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(3,473,705)	(8,013,326)
Class I	(3,937,598)	(5,133,732)
Net realized gains:
Class M	—	(2,514)
Class I	—	(1,894)

Net decrease in net assets resulting from dividends and distributions	(7,411,303)	(13,151,466)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	131,852,807	139,557,671
Shares issued in reinvestment of dividends and distributions	3,404,756	7,836,998
Cost of shares redeemed	(72,096,905)	(229,131,090)

Total Class M capital share transactions	63,160,658	(81,736,421)

Class I:
Proceeds from sale of shares	110,660,158	250,394,394
Shares issued in reinvestment of dividends and distributions	3,104,253	2,691,730
Cost of shares redeemed	(67,878,350)	(195,001,485)

Total Class I capital share transactions	45,886,061	58,084,639

Net increase/(decrease) in net assets resulting from capital share transactions	109,046,719	(23,651,782)

Net increase/(decrease) in net assets	104,229,983	(21,973,245)
Redemption fees (Note 7)	—	1,271
Net assets at beginning of period	245,084,651	267,056,625

Net assets at end of period (including undistributed net investment income of $(81,919), $(52,727), $(345,873), $188,538, $(16,380), $15,129, $(399,064) and $365,598, respectively)	$349,314,634	$245,084,651

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

Low Duration Bond Fund		Intermediate Bond Fund		Total Return Bond Fund
Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
$46,360,450	$60,169,304	$2,745,933	$4,713,025	$76,314,513	$98,484,262
(8,886,991)	13,761,197	(496,403)	(409,581)	(4,745,373)	14,059,156

3,276,861	(888,042)	446,856	53,922	13,401,565	(1,738,756)
(18,745,599)	9,960,866	(490,435)	1,947,494	2,652,846	52,008,483

1,394,461	1,867,501	(224,471)	108,590	(3,888,575)	4,541,229

23,399,182	84,870,826	1,981,480	6,413,450	83,734,976	167,354,374

(28,568,441)	(28,572,632)	(325,912)	(488,851)	(38,322,633)	(38,441,959)
(18,326,420)	(31,430,762)	(2,451,530)	(4,212,020)	(38,756,542)	(59,564,011)
—	—	—	—	—	—
—	—	—	—	—	—

(46,894,861)	(60,003,394)	(2,777,442)	(4,700,871)	(77,079,175)	(98,005,970)

519,884,812	730,491,687	1,441,314	3,563,673	855,814,921	758,624,178
27,884,194	27,893,511	322,376	484,612	35,337,525	35,446,156
(254,269,453)	(160,335,787)	(842,121)	(844,840)	(212,642,530)	(171,644,135)

293,499,553	598,049,411	921,569	3,203,445	678,509,916	622,426,199

147,708,133	530,077,633	7,621,105	41,164,393	491,942,703	392,824,386
16,516,114	26,033,747	1,875,183	3,495,245	34,920,503	54,625,411
(219,182,772)	(342,044,272)	(15,022,620)	(7,782,954)	(100,096,336)	(159,923,588)

(54,958,525)	214,067,108	(5,526,332)	36,876,684	426,766,870	287,526,209

238,541,028	812,116,519	(4,604,763)	40,080,129	1,105,276,786	909,952,408

215,045,349	836,983,951	(5,400,725)	41,792,708	1,111,932,587	979,300,812
—	—	—	—	186	—
1,656,464,385	819,480,434	107,293,614	65,500,906	2,500,750,913	1,521,450,101

$1,871,509,734	$1,656,464,385	$101,892,889	$107,293,614	$3,612,683,686	$2,500,750,913

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	High Yield Bond Fund
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Operations:
Net investment income	$4,328,205	$6,067,687
Net realized gain/(loss) on investments	(199,317)	456,338
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	219,583	(339,836)
Net change in unrealized appreciation/(depreciation) on investments	(3,485,289)	117,412
Net change in unrealized appreciation/(depreciation) on futures contracts, swap contracts, written options and securities sold short	43,470	180,540

Net increase in net assets resulting from operations	906,652	6,482,141

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(1,719,745)	(2,957,830)
Class I	(2,567,779)	(3,033,213)
Net realized gains:
Class M	—	—
Class I	—	—

Net decrease in net assets resulting from dividends and distributions	(4,287,524)	(5,991,043)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	8,240,927	10,673,831
Shares issued in reinvestment of dividends and distributions	1,615,505	2,765,311
Cost of shares redeemed	(6,923,459)	(16,597,207)

Total Class M capital share transactions	2,932,973	(3,158,065)

Class I:
Proceeds from sale of shares	20,153,386	19,037,818
Shares issued in reinvestment of dividends and distributions	2,484,154	3,032,053
Cost of shares redeemed	(11,576,769)	(3,720,472)

Total Class I capital share transactions	11,060,771	18,349,399

Net increase in net assets resulting from capital share transactions	13,993,744	15,191,334

Net increase in net assets	10,612,872	15,682,432
Redemption fees (Note 7)	10,348	19,997
Net assets at beginning of period	88,798,201	73,095,772

Net assets at end of period (including undistributed net investment income of $52,553, $11,872, $(816,217), $(136,219), $2,521,744 and $1,226,124, respectively)	$99,421,421	$88,798,201

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

Strategic Income Fund		AlphaTrak 500 Fund
Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
$15,450,760	$13,070,399	$5,586,603	$8,695,607
(3,360,943)	461,893	(798,819)	1,389,732
1,706,363	(1,591,433)	965,256	11,896,478
(17,570,151)	1,153,360	(1,858,361)	768,870
543,692	366,080	9,595,972	(1,749,046)

(3,230,279)	13,460,299	13,490,651	21,001,641

(2,958,181)	(4,800,234)	(4,290,983)	(12,434,156)
(13,172,577)	(8,075,594)	—	—
—	—	—	—
—	—	—	—

(16,130,758)	(12,875,828)	(4,290,983)	(12,434,156)

16,914,323	34,961,152	22,617,944	43,700,278
2,895,005	4,710,230	3,746,343	10,812,966
(27,654,575)	(27,105,378)	(12,231,530)	(35,802,772)

(7,845,247)	12,566,004	14,132,757	18,710,472

85,102,266	285,787,217	—	—
13,155,170	8,016,247	—	—
(58,468,952)	(45,864,562)	—	—

39,788,484	247,938,902	—	—

31,943,237	260,504,906	14,132,757	18,710,472

12,582,200	261,089,377	23,332,425	27,277,957
—	189	—	—
468,485,808	207,396,242	183,695,989	156,418,032

$481,068,008	$468,485,808	$207,028,414	$183,695,989

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class M	Class M	Class M	Class M	Class M
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$5.12	$5.09	$5.11	$5.16	$5.00

Income from Investment Operations:
Net investment income	0.13 #	0.24 #	0.20 #	0.17 #	0.16 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.08)	0.03	(0.02)	(0.05)	0.16

Total from Investment Operations	0.05	0.27	0.18	0.12	0.32

Less Distributions:
Dividends from net investment income	(0.13)	(0.24)	(0.20)	(0.17)	(0.16)
Distributions from net capital gains	—	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.13)	(0.24)	(0.20)	(0.17)	(0.16)

Net Asset Value, End of Period	$5.04	$5.12	$5.09	$5.11	$5.16

Total Return	1.01%[2]	5.52%	3.62%	2.31%	6.48%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$181,001	$119,957	$200,563	$175,983	$145,581
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.54%[3]	0.57%	0.57%	0.62%	0.76%[3]
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.10%[3]	4.67%	3.86%	3.13%[4]	3.36%[3]
After expense waivers and reimbursements	5.14%[3]	4.74%	3.93%	3.25%[4]	3.62%[3]
Portfolio Turnover Rate	3%[2]	81%	20%	25%	6%[2]

*	The Ultra Short Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.14%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.26%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class I	Class I	Class I	Class I
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Period Ended March 31, 2005
Net Asset Value, Beginning of Period	$5.12	$5.09	$5.11	$5.15

Income from Investment Operations:
Net investment income	0.14 #	0.25 #	0.21 #	0.12 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.08)	0.03	(0.02)	(0.04)

Total from Investment Operations	0.06	0.28	0.19	0.08

Less Distributions:
Dividends from net investment income	(0.14)	(0.25)	(0.21)	(0.12)
Distributions from net capital gains	—	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.14)	(0.25)	(0.21)	(0.12)

Net Asset Value, End of Period	$5.04	$5.12	$5.09	$5.11

Total Return	1.09%[2]	5.69%	3.79%	1.52%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$168,314	$125,128	$66,493	$49,851
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.38%[3]	0.40%	0.41%	0.49%[3]
After expense waivers and reimbursements	0.35%[3]	0.34%	0.34%	0.34%[3]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.32%[3]	4.88%	4.03%	3.28%[3,4]
After expense waivers and reimbursements	5.35%[3]	4.94%	4.10%	3.43%[3,4]
Portfolio Turnover Rate	3%[2]	81%	20%	25%[2]

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 31, 2004.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.29%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.44%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class M	Class M	Class M	Class M	Class M	Class M
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Period	$9.49	$9.32	$9.39	$9.55	$9.36	$9.87

Income from Investment Operations:
Net investment income	0.24 #	0.45 #	0.38 #	0.35 #	0.42 #	0.51 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.13)	0.16	(0.07)	(0.16)	0.20	(0.51)†

Total from Investment Operations	0.11	0.61	0.31	0.19	0.62	0.00

Less Distributions:
Dividends from net investment income	(0.24)	(0.44)	(0.38)	(0.35)	(0.43)	(0.51)

Total Distributions	(0.24)	(0.44)	(0.38)	(0.35)	(0.43)	(0.51)

Net Asset Value, End of Period	$9.36	$9.49	$9.32	$9.39	$9.55	$9.36

Total Return	1.24%[1]	6.74%	3.38%	2.02%	6.81%	0.10%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,223,962	$944,867	$334,038	$325,137	$335,686	$305,726
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.58%[2]	0.60%	0.60%	0.62%	0.64%	0.62%
After expense waivers and reimbursements	0.58%[2]	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.17%[2]	4.76%	3.99%	3.71%	4.41%	5.35%†
After expense waivers and reimbursements	5.17%[2]	4.78%	4.01%	3.75%	4.47%	5.39%†
Portfolio Turnover Rate	32%[1]	80%	96%	108%	94%	65%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class I	Class I	Class I	Class I	Class I	Class I
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Period	$9.49	$9.32	$9.39	$9.55	$9.36	$9.87

Income from Investment Operations:
Net investment income	0.25 #	0.47 #	0.40 #	0.37 #	0.43 #	0.53 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.12)	0.16	(0.07)	(0.17)	0.21	(0.51)†

Total from Investment Operations	0.13	0.63	0.33	0.20	0.64	0.02

Less Distributions:
Dividends from net investment income	(0.25)	(0.46)	(0.40)	(0.36)	(0.45)	(0.53)

Total Distributions	(0.25)	(0.46)	(0.40)	(0.36)	(0.45)	(0.53)

Net Asset Value, End of Period	$9.37	$9.49	$9.32	$9.39	$9.55	$9.36

Total Return	1.44%[1]	6.94%	3.57%	2.22%	7.01%	0.29%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$647,547	$711,598	$485,442	$320,192	$222,808	$206,006
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.39%[2]	0.41%	0.41%	0.43%	0.45%	0.43%
After expense waivers and reimbursements	0.39%[2]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.35%[2]	4.94%	4.21%	3.89%	4.52%	5.54%†
After expense waivers and reimbursements	5.35%[2]	4.96%	4.23%	3.93%	4.58%	5.58%†
Portfolio Turnover Rate	32%[1]	80%	96%	108%	94%	65%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund*
	Class M	Class M	Class M	Class M	Class M
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$10.14	$9.99	$10.28	$10.72	$10.88

Income from Investment Operations:
Net investment income	0.25 #	0.48 #	0.45 #	0.49 #	0.32 #
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	(0.06)	0.15	(0.24)	(0.31)	0.22

Total from Investment Operations	0.19	0.63	0.21	0.18	0.54

Less Distributions:
Dividends from net investment income	(0.25)	(0.48)	(0.47)	(0.49)	(0.40)
Distributions from net capital gains	—	—	(0.03)	(0.13)	(0.30)

Total Distributions	(0.25)	(0.48)	(0.50)	(0.62)	(0.70)

Net Asset Value, End of Period	$10.08	$10.14	$9.99	$10.28	$10.72

Total Return	1.96%[1]	6.47%	2.08%	1.74%	5.12%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$13,346	$12,503	$9,147	$154	$75
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.79%[2]	0.82%	0.89%	0.98%	1.05%[2]
After expense waivers and reimbursements	0.65%[2]	0.65%	0.65%	0.65%	0.65%[2]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.89%[2]	4.65%	4.22%	4.32%	3.53%[2]
After expense waivers and reimbursement	5.03%[2]	4.82%	4.46%	4.65%	3.93%[2]
Portfolio Turnover Rate	38%[1]	76%	113%	183%	165%[1]

*	The Intermediate Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund*
	Class I	Class I	Class I	Class I	Class I	Class I
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Period Ended March 31, 2003
Net Asset Value, Beginning of Period	$10.14	$9.99	$10.27	$10.71	$10.49	$10.00

Income from Investment Operations:
Net investment income	0.26 #	0.51 #	0.49 #	0.51 #	0.56 #	0.35	#,†
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	(0.06)	0.14	(0.25)	(0.31)	0.54	0.64	†

Total from Investment Operations	0.20	0.65	0.24	0.20	1.10	0.99

Less Distributions:
Dividends from net investment income	(0.26)	(0.50)	(0.49)	(0.51)	(0.59)	(0.40)
Distributions from net capital gains	—	—	(0.03)	(0.13)	(0.29)	(0.10)

Total Distributions	(0.26)	(0.50)	(0.52)	(0.64)	(0.88)	(0.50)

Net Asset Value, End of Period	$10.08	$10.14	$9.99	$10.27	$10.71	$10.49

Total Return	2.07%[1]	6.70%	2.39%	1.95%	10.86%	10.07%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$88,547	$94,791	$56,353	$45,821	$39,727	$28,159
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.58%[2]	0.61%	0.70%	0.77%	0.79%	0.64%[2]
After expense waivers reimbursements	0.44%[2]	0.44%	0.44%	0.44%	0.44%	0.44%[2]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.10%[2]	4.86%	4.51%	4.53%	4.88%	4.25	%2,†
After expense waivers and reimbursements	5.24%[2]	5.03%	4.77%	4.86%	5.23%	4.45	%2,†
Portfolio Turnover Rate	38%[1]	76%	113%	183%	165%	139%[1]

*	The Intermediate Bond Fund Class I Shares commenced operations on June 28, 2002.
[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized gain increased by $0.05 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class M	Class M	Class M	Class M	Class M	Class M
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Period	$9.79	$9.46	$9.71	$10.06	$9.28	$9.95

Income from Investment Operations:
Net investment income	0.24 #	0.48 #	0.53 #	0.59 #	0.55 #	0.70 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.02)	0.33	(0.24)	(0.36)	0.82	(0.63)†

Total from Investment Operations	0.22	0.81	0.29	0.23	1.37	0.07

Less Distributions:
Dividends from net investment income	(0.24)	(0.48)	(0.54)	(0.58)	(0.59)	(0.70)
Distributions from net capital gains	—	—	—	—	—	(0.04)

Total Distributions	(0.24)	(0.48)	(0.54)	(0.58)	(0.59)	(0.74)

Net Asset Value, End of Period	$9.77	$9.79	$9.46	$9.71	$10.06	$9.28

Total Return	2.38%[1]	8.80%	3.04%	2.42%	15.15%	0.91%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,888,910	$1,206,825	$555,873	$463,895	$498,299	$550,891
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%[2]	0.66%	0.67%	0.67%	0.67%	0.67%
After expense waivers reimbursements	0.65%[2]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.06%[2]	5.00%	5.47%	6.00%	5.60%	7.42%
After expense waivers and reimbursements	5.06%[2]	5.01%	5.49%	6.02%	5.62%	7.44%
Portfolio Turnover Rate	29%[1]	101%	174%	180%	165%	90%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class I	Class I	Class I	Class I	Class I	Class I
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Period	$9.79	$9.46	$9.71	$10.06	$9.27	$9.94

Income from Investment Operations:
Net investment income	0.25 #	0.50 #	0.55 #	0.61 #	0.57 #	0.72 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.02)	0.33	(0.24)	(0.36)	0.83	(0.63)†

Total from Investment Operations	0.23	0.83	0.31	0.25	1.40	0.09

Less Distributions:
Dividends from net investment income	(0.25)	(0.50)	(0.56)	(0.60)	(0.61)	(0.72)
Distributions from net capital gains	—	—	—	—	—	(0.04)

Total Distributions	(0.25)	(0.50)	(0.56)	(0.60)	(0.61)	(0.76)

Net Asset Value, End of Period	$9.77	$9.79	$9.46	$9.71	$10.06	$9.27

Total Return	2.48%[1]	9.03%	3.25%	2.64%	15.51%	1.11%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,723,774	$1,293,926	$965,577	$839,828	$899,263	$944,471
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%[2]	0.45%	0.46%	0.46%	0.46%	0.46%
After expense waivers and reimbursements	0.44%[2]	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.26%[2]	5.24%	5.69%	6.22%	5.81%	7.63%
After expense waivers and reimbursements	5.26%[2]	5.25%	5.71%	6.24%	5.83%	7.65%
Portfolio Turnover Rate	29%[1]	101%	174%	180%	165%	90%

[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund*
	Class M	Class M	Class M	Class M	Class M		Class M
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004		Period Ended March 31, 2003
Net Asset Value, Beginning of Period	$10.97	$10.89	$11.42	$12.50	$11.38		$10.00

Income from Investment Operations:
Net investment income	0.47 #	0.87 #	0.81 #	0.99 #	0.93	#	0.47	#,†
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	(0.34)	0.07	(0.20)	(0.06)	1.50		1.38	†

Total from Investment Operations	0.13	0.94	0.61	0.93	2.43		1.85

Less Distributions:
Dividends from net investment income	(0.47)	(0.86)	(0.82)	(0.98)	(0.92)		(0.47)
Distributions from net capital gains	—	—	(0.32)	(1.04)	(0.39)		—

Total Distributions	(0.47)	(0.86)	(1.14)	(2.02)	(1.31)		(0.47)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.00 [1]	0.01	0.00	[1]	0.00	[1]

Net Asset Value, End of Period	$10.63	$10.97	$10.89	$11.42	$12.50		$11.38

Total Return	1.07%[2]	9.00%	5.59%	7.84%	21.99%		18.79%[2]
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$39,587	$38,022	$41,037	$25,094	$49,917		$48,996
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.00%[3]	1.05%	1.10%	1.15%	1.09%		1.20%[3]
After expense waivers reimbursements	0.80%[3]	0.80%	0.80%	0.80%	0.80%		0.80%[3]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	8.51%[3]	7.75%	6.95%	7.79%[4]	7.22	% [4]	8.90	%3,†
After expense waivers and reimbursements	8.71%[3]	8.01%	7.25%	8.14%[4]	7.51	% [4]	9.30	%3,†
Portfolio Turnover Rate	75%[2]	97%	111%	167%	268%		200%[2]

*	The High Yield Bond Fund Class M Shares commenced operations on September 30, 2002.
[1]	Amount is less than $0.01.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.19% and 7.78%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.48% and 8.13%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund*
	Class I	Class I	Class I	Class I		Class I
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005		Year Ended March 31, 2004
Net Asset Value, Beginning of Period	$10.97	$10.90	$11.43	$12.51		$11.38

Income from Investment Operations:
Net investment income	0.48 #	0.90 #	0.84 #	1.02	#	0.98 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	(0.34)	0.06	(0.21)	(0.06)		1.49

Total from Investment Operations	0.14	0.96	0.63	0.96		2.47

Less Distributions:
Dividends from net investment income	(0.48)	(0.89)	(0.84)	(1.01)		(0.95)
Distributions from net capital gains	—	—	(0.32)	(1.04)		(0.39)

Total Distributions	(0.48)	(0.89)	(1.16)	(2.05)		(1.34)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.00 [1]	0.01		0.00 [1]

Net Asset Value, End of Period	$10.63	$10.97	$10.90	$11.43		$12.51

Total Return	1.20%[2]	9.18%	5.86%	8.12%		22.35%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$59,835	$50,776	$32,058	$29,735		$19,129
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%[3]	0.81%	0.85%	0.90%		0.84%
After expense waivers and reimbursements	0.55%[3]	0.55%	0.55%	0.55%		0.55%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	8.74%[3]	8.05%	7.19%	8.09	% [4]	7.58%[4]
After expense waivers and reimbursements	8.94%[3]	8.31%	7.49%	8.44	% [4]	7.87%[4]
Portfolio Turnover Rate	75%[2]	97%	111%	167%		268%

*	The High Yield Bond Fund Class I Shares commenced operations on March 31, 2003.
[1]	Amount is less than $0.01.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.57% and 8.08%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.86% and 8.43%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Class M	Class M	Class M	Class M		Class M
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005		Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$11.09	$11.07	$11.22	$11.27		$10.00

Income from Investment Operations:
Net investment income	0.32 #	0.59 #	0.55 #	0.38	#[1]	0.29	#[1]
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(0.40)	0.01	(0.11)	0.07		1.32

Total from Investment Operations	(0.08)	0.60	0.44	0.45		1.61

Less Distributions:
Dividends from net investment income	(0.33)	(0.58)	(0.57)	(0.39)		(0.33)
Distributions from net capital gains	—	—	(0.02)	(0.11)		(0.01)

Total Distributions	(0.33)	(0.58)	(0.59)	(0.50)		(0.34)

Net Asset Value, End of Period	$10.68	$11.09	$11.07	$11.22		$11.27

Total Return	(0.55)%[2]	5.57%	4.04%	3.81%		16.27%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$87,526	$99,001	$86,288	$102,232		$96,802
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.96%[4]	1.70%	1.91%	2.22%		2.62%[4]
After expense waivers and reimbursements	1.96%[4]	1.70%	1.91%	2.22%		2.35%[4]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.81%[4]	5.35%	4.94%	3.40	% [1]	3.18%[1,4]
After expense waivers and reimbursements	5.81%[4]	5.35%	4.94%	3.40	% [1]	3.45%[1,4]
Portfolio Turnover Rate	24%[2]	27%	44%	114%		96%[2]

*	The Strategic Income Fund Class M Shares commenced operations on June 30, 2003.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were $0.28 and $0.37, respectively. The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.10% and 3.27%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.37% and 3.27%, respectively.

[2]	Non-Annualized.
[3]

The Fund incurred interest expense and dividends paid on securities sold short during the six months ended September 30, 2007 and the fiscal year ended March 31, 2007. If interest expense and dividends paid on securities sold short had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2007 and the fiscal year ended March 31, 2007 would have been 1.24% and 1.54%, respectively.

[4]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Class I	Class I	Class I	Class I
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$11.08	$11.07	$11.22	$11.27

Income from Investment Operations:
Net investment income	0.33 #	0.60 #	0.59 #	0.45	#[1]
Net realized and unrealized (loss) on investments, futures contracts, swap contracts, written options and securities sold short	(0.39)	0.02	(0.12)	(0.02)

Total from Investment Operations	(0.06)	0.62	0.47	0.43

Less Distributions:
Dividends from net investment income	(0.34)	(0.61)	(0.60)	(0.37)
Distributions from net capital gains	—	—	(0.02)	(0.11)

Total Distributions	(0.34)	(0.61)	(0.62)	(0.48)

Net Asset Value, End of Period	$10.68	$11.08	$11.07	$11.22

Total Return	(0.42)%[2]	5.73%	4.30%	4.07%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$393,542	$369,484	$121,108	$92,667
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.74%[4]	1.63%	1.62%	1.98%
After expense waivers and reimbursements	1.74%[4]	1.63%	1.62%	1.96%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	6.09%[4]	5.44%	5.27%	3.86%[1]
After expense waivers and reimbursements	6.09%[4]	5.44%	5.27%	3.88%[1]
Portfolio Turnover Rate	24%[2]	27%	44%	114%

*	The Strategic Income Fund Class I Shares commenced operations on March 31, 2004.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.42. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.71%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.73%.

[2]	Non-Annualized.
[3]

The Fund incurred interest expense and dividends paid on securities sold short during the six months ended September 30, 2007 and the fiscal year ended March 31, 2007. If interest expense and dividends paid on securities sold short had not been incurred, the ratio of annualized operating expenses to average net assets for the six months ended September 30, 2007 and the fiscal year ended March 31, 2007 would have been 0.98% and 1.47%, respectively.

[4]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	AlphaTrak 500 Fund
	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005		Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Period	$8.56	$8.14	$7.61	$7.33		$5.49	$8.20

Income from Investment Operations:
Net investment income	0.26 #	0.42 #	0.36 #	0.25	#[1]	0.22 #	0.32 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.35	0.61	0.56	0.27		1.85	(2.61)†

Total from Investment Operations	0.61	1.03	0.92	0.52		2.07	(2.29)

Less Distributions:
Dividends from net investment income	(0.19)	(0.61)	(0.39)	(0.24)		(0.23)	(0.42)

Total Distributions	(0.19)	(0.61)	(0.39)	(0.24)		(0.23)	(0.42)

Net Asset Value, End of Period	$8.98	$8.56	$8.14	$7.61		$7.33	$5.49

Total Return	7.18%[2]	12.85%	12.33%	7.15%		38.16%	(28.35)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$207,028	$183,696	$156,418	$133,325		$107,551	$88,353
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.14%[3]	0.73%	0.36%	0.52%		0.88%	0.55%
After expense waivers and reimbursements	0.14%[3]	0.73%	0.36%	0.52%		0.88%	0.55%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.77%[3]	5.01%	4.54%	3.41	% [1]	3.25%	5.10%†
After expense waivers and reimbursements	5.77%[3]	5.01%	4.54%	3.41	% [1]	3.25%	5.10%†
Portfolio Turnover Rate	39%[2]	106%	64%	72%		67%	72%

[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.24. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%.

[2]	Non-Annualized.
[3]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income decreased and net realized and unrealized loss decreased by $0.01 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2007

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended. Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M (existing shares) and Class I shares. The AlphaTrak 500 Fund commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. On March 31, 2007, the Fund closed to purchases by most new shareholders.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

Notes to Financial Statements (continued)

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

The Funds value securities pursuant to policies and procedures approved by the Board of Trustees. Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser, in consultation with a market maker, initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (i.e. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board of Trustees determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees. The fair valued securities at September 30, 2007 are referenced on each Fund’s schedule of portfolio investments by a footnote.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

Notes to Financial Statements (continued)

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and other distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Use of estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New accounting pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109” (“FIN48”). FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN48 was implemented on September 30, 2007, and is to be applied to all open tax years as of the date of effectiveness. It is management’s opinion that the adoption of FIN48 will not have a material impact to the Fund’s financial statements.

In addition, in September 2006, FASB issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods use to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements reported on the statement of changes in net assets for a fiscal period.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association (“Ginnie Mae”) and Federal Home Loan Banks (“FHLB”). Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgaged-backed securities issued by Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s are neither guaranteed nor insured by the United States Government.

Notes to Financial Statements (continued)

The Funds may also invest in Collateralized Mortgage Obligations (“CMO”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (CDOs), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six month period ended September 30, 2007, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets

Notes to Financial Statements (continued)

experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. The average dollar amount and average interest rate of reverse repurchase agreements in the Strategic Income Fund for the six month period ended September 30, 2007 was $13,414,125 and 5.43%, respectively. The maximum amount of reverse repurchase agreements opened during the six month period ended September 30, 2007 for the Strategic Income Fund was $56,518,000, which occurred in August 2007.

In addition to the securities listed above, the AlphaTrak 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

Notes to Financial Statements (continued)

The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counter-party.

In addition, the Funds may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risk.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Funds also may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties. No notional amounts are exchanged with Total Return Swaps.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2007, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

The WorldCom Victim Trust has been authorized by U.S. District Court to distribute the first $150 million of funds to investor victims of the fraud, payable at an initial rate of 6.25% of eligible fraud loss. At March 31, 2007, the Low Duration Bond Fund, the Total Return Bond Fund, and the AlphaTrak 500 Fund had received and recorded as realized gains $12,901,674, $27,217,067 and $1,109,732, respectively. In the six months ended September 30, 2007, the Low Duration Bond Fund, the Total Return Bond Fund, and the AlphaTrak 500 Fund have recovered an additional $889,810, $2,016,407 and $122,302, respectively.

As a result of a FASB Emerging Issues Task Force consensus and subsequent SEC staff guidance, the Funds have reclassified periodic payments made under all swap agreements, previously included within interest income, as

Notes to Financial Statements (continued)

a component of realized gain/(loss) in the Statements of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statements of Changes in Net Assets and the per share amounts in the Financial Highlights. Prior year net investment income ratios in the Financial Highlights have also been modified accordingly. The reclassification had no effect on the Funds’ net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period.

4.	SECURITIES TRANSACTIONS

Investment transactions for the period ended September 30, 2007 excluding U.S. Government and short-term investments, were as follows:

	Purchases	Sales
Ultra Short Bond Fund	$170,560,577	$7,901,795
Low Duration Bond Fund	642,622,783	143,261,105
Intermediate Bond Fund	14,684,734	7,943,094
Total Return Bond Fund	651,816,484	130,010,229
High Yield Bond Fund	86,054,560	68,595,879
Strategic Income Fund	294,917,422	110,595,487
AlphaTrak 500 Fund	113,692,801	63,365,720

Investment transactions in U.S. Government securities for the period ended September 30, 2007 were as follows:

	Purchases	Sales
Low Duration Bond Fund	$96,181,860	$336,785,509
Intermediate Bond Fund	23,257,663	29,067,188
Total Return Bond Fund	1,319,641,667	670,506,237
Strategic Income Fund	2,168,007	2,169,978
AlphaTrak 500 Fund	814,014	814,439

Transactions in option contracts written for the period ended September 30, 2007 were as follows:

	Ultra Short Bond Fund		Low Duration Bond Fund		Intermediate Bond Fund
	Contracts	Premium	Contracts	Premium	Contracts	Premium
Outstanding at March 31, 2007	—	—	—	—	—	—
Option written during period	2,650	$701,500	33,920	$10,699,200	1,960	$616,475
Option exercised during period	—	—	—	—	—	—
Options expired during period	—	—	(5,400)	(1,842,750)	(300)	(102,375)
Options closed during period	(1,100)	(167,875)	(11,680)	(3,983,550)	(680)	(229,550)

Outstanding at September 30, 2007	1,550	$533,625	16,840	$4,872,900	980	$284,550

	Total Return Bond Fund		Strategic Income Fund		AlphaTrak 500 Fund
	Contracts	Premium	Contracts	Premium	Contracts	Premium
Outstanding at March 31, 2007	—	—	1,255	$364,232	—	—
Option written during period	51,530	$16,306,550	13,800	3,644,557	2,720	$765,950
Option exercised during period	—	—	—	—	—	—
Options expired during period	(8,000)	(2,730,000)	(2,300)	(428,000)	(600)	(204,750)
Options closed during period	(17,820)	(6,178,325)	(5,500)	(1,812,500)	(880)	(134,300)

Outstanding at September 30, 2007	25,710	$7,398,225	7,255	$1,768,289	1,240	$426,900

Notes to Financial Statements (continued)

5.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus a margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.33% resulting in $17,749 of total management fees for the period ended September 30, 2007. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 month U.S. Treasury Bill Index plus 2.00% over the same period. Under this agreement, the basic fee was decreased by 0.32% resulting in $2,264,344 of total management fees for the period ended September 30, 2007. The Strategic Income Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the stated expense limitations.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses as described in the Prospectus, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the Period. Investment advisory fees and related voluntary expense limitations for the period ended September 30, 2007, were as follows:

	Investment Advisory Fee Rate		Voluntary Expense Limitation
	Class M	Class I	Class M	Class I
Ultra Short Bond Fund	0.25%	0.25%	0.50%	0.34%
Low Duration Bond Fund	0.30	0.30	0.58	0.39
Intermediate Bond Fund	0.35	0.35	0.65	0.44
Total Return Bond Fund	0.35	0.35	0.65	0.44
High Yield Bond Fund	0.50	0.50	0.80	0.55
Strategic Income Fund	0.50 -1.90	0.50 -1.90	0.95 -2.35	0.70 -2.10
AlphaTrak 500 Fund	0.00 -0.70	N/A	0.20 -0.90	N/A

For the period ended September 30, 2007, the Adviser recouped $23,454 and $147,057 of waived or reimbursed expenses from the Low Duration Bond Fund and Total Return Bond Fund, respectively.

Notes to Financial Statements (continued)

At September 30, 2007, the balance of recoupable expenses with expiration dates for the Funds were as follows:

	2008	2009	2010	Total
Ultra Short Bond Fund	$227,203	$206,505	$228,241	$661,949
Low Duration Bond Fund	198,054	177,911	224,360	600,325
Intermediate Bond Fund	144,878	147,159	233,819	525,856
Total Return Bond Fund	137,688	256,059	225,766	619,513
High Yield Bond Fund	186,455	182,919	288,015	657,389

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $12,000 and $3,000 for each meeting of the Board of Trustees attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

6.	SHARE MARKETING (12b-1) Plan

The Trust has a Share Marketing Plan (or “the Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to AlphaTrak 500 Fund, and Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Strategic Income Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the period ended September 30, 2007. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

7.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	Ultra Short Bond Fund
	Class M	Class M	Class I	Class I
	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of period	23,436,843	39,389,338	24,434,344	13,069,365
Shares sold	25,988,768	27,338,328	21,660,053	48,994,647
Shares issued through reinvestment of dividends	669,933	1,533,441	610,823	526,509
Shares redeemed	(14,161,064)	(44,824,264)	(13,301,226)	(38,156,177)

Net increase/(decrease) in fund shares	12,497,637	(15,952,495)	8,969,650	11,364,979

Shares outstanding at end of period	35,934,480	23,436,843	33,403,994	24,434,344

Notes to Financial Statements (continued)

	Low Duration Bond Fund
	Class M	Class M	Class I	Class I
	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of period	99,580,067	35,839,564	74,964,837	52,066,250
Shares sold	55,248,492	77,837,258	15,681,073	56,485,764
Shares issued through reinvestment of dividends	2,965,463	2,964,493	1,755,248	2,770,103
Shares redeemed	(27,065,100)	(17,061,248)	(23,265,475)	(36,357,280)

Net increase in fund shares	31,148,855	63,740,503	(5,829,154)	22,898,587

Shares outstanding at end of period	130,728,922	99,580,067	69,135,683	74,964,837

	Intermediate Bond Fund
	Class M	Class M	Class I	Class I
	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of period	1,232,679	915,337	9,346,203	5,639,107
Shares sold	143,391	353,423	759,714	4,135,014
Shares issued through reinvestment of dividends	32,085	48,175	186,551	347,667
Shares redeemed	(83,748)	(84,256)	(1,505,178)	(775,585)

Net increase in fund shares	91,728	317,342	(558,913)	3,707,096

Shares outstanding at end of period	1,324,407	1,232,679	8,787,290	9,346,203

	Total Return Bond Fund
	Class M	Class M	Class I	Class I
	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of period	123,292,094	58,748,380	132,222,930	102,076,133
Shares sold	88,300,113	78,743,672	50,939,274	41,036,687
Shares issued through reinvestment of dividends	3,642,495	3,686,907	3,599,104	5,695,087
Shares redeemed	(21,951,481)	(17,886,865)	(10,332,762)	(16,584,977)

Net increase in fund shares	69,991,127	64,543,714	44,205,616	30,146,797

Shares outstanding at end of period	193,283,221	123,292,094	176,428,546	132,222,930

Notes to Financial Statements (continued)

	High Yield Bond Fund
	Class M	Class M	Class I	Class I
	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of period	3,466,192	3,767,351	4,627,097	2,941,884
Shares sold	757,088	982,764	1,872,676	1,747,656
Shares issued through reinvestment of dividends	150,082	254,774	230,656	278,800
Shares redeemed	(647,795)	(1,538,697)	(1,102,021)	(341,243)

Net increase/(decrease) in fund shares	259,375	(301,159)	1,001,311	1,685,213

Shares outstanding at end of period	3,725,567	3,466,192	5,628,408	4,627,097

	Strategic Income Fund
	Class M	Class M	Class I	Class I
	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of period	8,928,918	7,793,703	33,341,918	10,939,240
Shares sold	1,541,419	3,160,897	7,693,711	25,826,388
Shares issued through reinvestment of dividends	265,322	426,174	1,206,498	725,110
Shares redeemed	(2,541,520)	(2,451,856)	(5,394,974)	(4,148,820)

Net increase/(decrease) in fund shares	(734,779)	1,135,215	3,505,235	22,402,678

Shares outstanding at end of period	8,194,139	8,928,918	36,847,153	33,341,918

	AlphaTrak 500 Fund
	Period Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of period	21,454,339	19,223,312
Shares sold	2,547,968	5,203,453
Shares issued through reinvestment of dividends	416,352	1,277,757
Shares redeemed	(1,367,532)	(4,250,183)

Net increase in fund shares	1,596,788	2,231,027

Shares outstanding at end of period	23,051,127	21,454,339

Redemption Fee:

The High Yield Bond Fund will charge a 1.00% redemption fee when shares are redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged, will be withheld from the redemption proceeds and paid directly to the Fund.

8.	LINE OF CREDIT:

The High Yield Bond Fund and Strategic Income Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, these Funds may borrow money from banks for any purpose on a

Notes to Financial Statements (continued)

secured basis in an amount up to 1/3 of the Fund’s total assets. These Funds may also borrow for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets. The Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund each may borrow for temporary, emergency or investment purposes up to 5% of its total assets. This borrowing may be unsecured. The Funds have access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. There were no borrowings from the line of credit during the six months ended September 30, 2007.

9.	FEDERAL TAX INFORMATION:

Capital Loss Carryforwards:

At March 31, 2007, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Fund	Expiring in 2011	Expiring in 2013	Expiring in 2014	Expiring in 2015
Ultra Short Bond Fund	—	—	—	$171,312
Low Duration Bond Fund	—	—	$24,704,597	—
Intermediate Bond Fund	—	—	215,711	171,054
Total Return Bond Fund	$19,394,108	$206,379	54,757,733	16,266,140
High Yield Bond Fund	—	—	112,035	—
Strategic Income Fund	—	—	61,791	1,235,093
AlphaTrak 500 Fund	1,056,073	—	—	—

For the year ended March 31, 2007, the Low Duration Bond Fund, High Yield Bond Fund and AlphaTrak 500 Fund utilized net federal tax capital loss carryforwards of $10,855,434, $203,367 and $9,307,459, respectively.

Notes to Financial Statements (continued)

Tax Basis of Distributions to Shareholders:

	Ultra Short Bond Fund		Low Duration Bond Fund
	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$13,150,532	$11,136,852	$60,003,394	$31,019,723
Net long-term capital gains	934	18,942	—	—

Total taxable distributions	$13,151,466	$11,155,794	$60,003,394	$31,019,723

	Intermediate Bond Fund		Total Return Bond Fund
	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$4,700,871	$2,839,837	$98,005,970	$78,500,518
Net long-term capital gains	—	115,437	—	—

Total taxable distributions	$4,700,871	$2,955,274	$98,005,970	$78,500,518

	High Yield Bond Fund		Strategic Income Fund
	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,991,043	$5,862,909	$12,875,828	$10,908,144
Net long-term capital gains	—	764,694	—	314,450

Total taxable distributions	$5,991,043	$6,627,603	$12,875,828	$11,222,594

			AlphaTrak 500 Fund
			March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$12,434,156	$6,998,842
Net long-term capital gains			—	—

Total taxable distributions			$12,434,156	$6,998,842

10.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Approval of Investment Management Agreement

(Unaudited)

The Trust is a party to an Investment Management Agreement with the Adviser, dated February 21, 2007 (the “New Agreement”), with respect to each Fund. The initial term of that Agreement is two years. Because the shareholders of each Fund approved the New Agreement with respect to the particular Fund at a shareholder meeting held on January 17, 2007, which was adjourned to January 31 and February 7, 2007, the Board has not needed to consider the renewal of that New Agreement since it became effective. Described below is the basis for the Board’s initial approval of the New Agreement and its recommendation to the shareholders of each Fund to approve the New Agreement.

At an in-person meeting of the Board held on November 13, 2006, the Trustees, including the Independent Trustees, considered approval of the New Agreement in respect of each Fund. In determining to approve the New Agreement, the Trustees considered that they, exercising their business judgement, had approved the continuation of the prior Investment Management Agreement (the “Prior Agreement”), the terms of which were substantially and materially identical to the New Agreement, for an additional one-year period, at their meeting on May 22, 2006. The Trustees considered the New Agreement to replace the Prior Agreement because the Prior Agreement would automatically terminate as a result of the technical contractual “assignment” that was expected to occur upon the Adviser’s repurchase of an equity interest (“the transaction”) held by a minority investor in the Adviser since the Adviser was founded in 1996.

A summary of factors considered by the Trustees on May 22, 2006 is provided below under “Factors considered by the Trustees in connection with their approval of the Prior Agreement.” To the extent deemed necessary in their business judgment, the Trustees reconsidered these factors during their meeting on November 13, 2006.

On November 13, 2006, the Trustees met with representatives of the Adviser. The Adviser’s representatives discussed with the Trustees the Adviser’s expectations as to the unchanged management and operations of the Adviser after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds. The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered that the terms of the New Agreement are materially and substantially identical to those of the Prior Agreement.

On the basis of these factors, the Trustees concluded in its business judgment that it would be in the best interests of each of the Funds to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Trustees present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the later of consummation of the repurchase transaction and shareholder approval of the New Agreement, and to recommend to shareholders of each Fund that they approve the New Agreement, as well.

Factors considered by the Trustees in connection with their approval of the prior agreement

On May 22, 2006, the Trust’s Board approved the renewal of the Existing Agreement for an additional one-year term through the next annual meeting of the Board expected in May 2007. The renewal of the Agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration prior to the Board’s vote to renew the Agreement. The information, material facts and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed—During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information that included extensive materials regarding each Fund’s investment results, independently prepared

Approval of Investment Management Agreement (continued)

advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, credentials, capability and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of the Adviser’s organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, fund operations, back office support and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They further noted the high level of communication between the Adviser and the Board. Among other favorable public press concerning the Adviser and the Funds, the Board recognized the Adviser’s selection by Morningstar, Inc. as Fixed-Income Manager of the Year for the Total Return Bond Fund in 2005. (Morningstar designates a “Fund Manager of the Year” in three categories each year based on its own research and an in-depth evaluation by its editorial staff. Morningstar analysts base this designation on a number of criteria, including calendar year returns, long-term results, durable strategies, and stewardship. Morningstar is independent of the Adviser.) In addition, based on the Board’s ongoing meetings throughout the year with various members of the Adviser’s portfolio management team, the Board concluded that these individuals are competent and able to carry out their responsibilities under the Funds’ advisory agreement.

In determining whether to continue the Fund’s advisory agreement, the Board considered the ongoing, long term relationship with the Adviser, as well as most of the Board’s similar long term tenure which gives the Board important insight and knowledge into the Adviser’s overall business operation. The Board concluded that continuing the business relationship based on that knowledge was beneficial to the Funds and the shareholders.

The Board and the Independent Trustees concluded that the nature, extent and quality of the services provided by the Adviser are of a high quality and have benefited and will continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various periods. In reviewing each Fund’s relative performance, the Board took into account any unique characteristics and its asset size, diversification and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods, and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. As part of the Board’s consideration, the Adviser explained that the performance comparison benchmark for the Strategic Income Fund does not exemplify the Fund’s investment style and, therefore, the Fund’s relative underperformance does not provide a useful comparison. The Adviser further explained that the Strategic Income Fund is somewhat unique and discussed why it is difficult to find a fully adequate comparison group for it. (See further discussion in paragraph 4 below.) The Board ultimately concluded that the Adviser was implementing each Fund’s investment objective and the Adviser’s record in managing the Funds indicates that its continued management should benefit the Fund and its shareholders.

Approval of Investment Management Agreement (continued)

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the median of the peer group funds on a current basis with the exception of the Strategic Income Fund. The Board discussed why the Lipper peer group was not a suitable comparison for that Fund because the Strategic Income Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrak 500 Fund and the Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. They accepted the Adviser’s assertion that its profit margins have declined over time with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. The Board concluded that the Fund’s advisory fees were fair and reasonable. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive in light of the nature, quality and extent of the services provided.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They realized that the advisory fees for the Funds do not have breakpoints, which, if such breakpoints existed, would result in lower advisory fee rates as the Funds grow larger. And, the Board accepted the Adviser’s assertion that the advisory fees compare favorably to peer group fees and expenses. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Prior Agreement would be fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Prior Agreement was in the best interests of each Fund and its shareholders.

Board of Trustees

Scott B. Dubchansky

David H. Edington

Keith T. Holmes

Martin Luther King III

Daniel D. Villanueva

Andrew Tarica

Ronald J. Consiglio

Scott Sale

Officers

Scott B. Dubchansky

Chairman of the Board, President, and

Chief Executive Officer

Joseph D. Hattesohl

Treasurer and Chief Financial Officer

Keith T. Kirk

Chief Compliance Officer and Secretary

Erik L. Cuellar

Assistant Treasurer and Principal Accounting Officer

Shang Ni

Assistant Treasurer

Independent Registered Public
Adviser:	Accounting Firm:
Metropolitan West Asset Management, LLC	Deloitte & Touche LLP
11766 Wilshire Boulevard, Suite 1580	1700 Market Street
Los Angeles, CA 90025	Philadelphia, PA 19103

Custodian:	Distributor:
The Bank of New York	PFPC Distributors, Inc.
One Wall Street	760 Moore Road
New York, NY 10286	King of Prussia, PA 19406

Transfer Agent:	Legal Counsel:
PFPC Inc.	Paul, Hastings, Janofsky & Walker LLP
760 Moore Road	55 Second Street, 24th Floor
King of Prussia, PA 19406	San Francisco, CA 94105-3441

For Additional Information about the

Metropolitan West Funds call:

(310) 966-8900 or

(800) 241-4671 (toll-free)

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METSAR2007

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date	November 29, 2007

By (Signature and Title)*	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer
(principal financial officer)

Date	November 30, 2007

*	Print the name and title of each signing officer under his or her signature.